[LOGO] ING PILGRIM

                                             ANNUAL REPORT

                          MARCH 31, 2001

                          CLASSES A, B, C, M, T, AND I

                                             INCOME FUNDS

                                             Pilgrim GNMA Income
                                             Pilgrim National Tax-Exempt Bond
                                             Pilgrim Intermediate Bond
                                             Pilgrim Strategic Income
                                             Pilgrim High Yield
                                             Pilgrim High Yield II
                                             Pilgrim High Yield Bond
                                             Pilgrim Money Market
                                             ING Pilgrim Money Market
                                             Lexington Money Market Trust
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                                TABLE OF CONTENTS
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          Letter to Shareholders ...............................     1
          Portfolio Managers' Reports ..........................     2
          Index Descriptions ...................................    22
          Shareholder Meeting Results ..........................    23
          Report of Independent Accountants ....................    27
          Statements of Assets and Liabilities .................    28
          Statements of Operations .............................    32
          Statements of Changes in Net Assets ..................    37
          Financial Highlights .................................    42
          Notes to Financial Statements ........................    52
          Portfolios of Investments ............................    69
          Tax Information ......................................    91
          Primary Institutional Fund ...........................    92
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                             LETTER TO SHAREHOLDERS
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Dear Shareholders:

We are pleased to present the March 31, 2001 Annual Report for the Pilgrim
Funds.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition, the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Subsequently, in February 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor. There are ten Income Funds included in this Annual Report.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,

ING Pilgrim Group, LLC
May 4, 2001

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                                                                       Portfolio
PILGRIM GNMA INCOME FUND                                        Managers' Report
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Management Team: Denis P. Jamison C.F.A., Roseann G. McCarthy, Co-Portfolio
Managers, ING Pilgrim Investments, LLC.

Goal: The Pilgrim GNMA Income Fund (the "Fund") seeks to generate a high level of current income with an investment portfolio that stresses liquidity and a high level of safety of principal. The Fund only purchases securities whose interest and principal payments are guaranteed by the United States Government or its agencies. These securities include mortgage-backed securities issued by the Government National Mortgage Agency (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and U.S. Treasury bonds, notes, and bills. Normally, at least 80% of the Fund's assets are invested in GNMA mortgages. The principal risks to which shareholders are exposed relate to changes in general market interest rates. When interest rates rise, mortgage and bond prices decline and this tends to reduce the net asset value of the Fund. If interest rates suddenly decline, mortgage prepayments will increase; this tends to limit the upside price performance of mortgages and the Fund. Management seeks to mitigate these risks through correct mortgage selection and adjusting the asset mix between mortgages and U.S. Treasury bonds.

Market Overview: Bond investors have been well rewarded over the last twelve months. The economy slowed from a 5%-plus rate of growth in the first half of 2000 to a mere 1% by the final quarter of the year. Many economists think the economy will actually shrink during the first half of this year. Bond and stock investors saw the writing on the wall long before the Federal Reserve governors. Stocks tumbled; domestic and foreign investors sought refuge in fixed income securities. The Lehman Brothers Aggregate Bond Index gained 12.5% during the year ended March 31st, including a 3.0% up tick in the first quarter. By January, the Federal Reserve began to recognize the need to lower interest rates and revive credit expansion. Since January 1st, they have reduced short-term interest rates from 6.5% to 5.0%. Liquidity is beginning to flow again. Money supply growth (M2) has accelerated from about 6.5% to better than 10% in the last two months. The initial phase of the bond market rally (from March 31, 2000 to year-end) raised all ships. The latest gains, however, have all been in the shorter end of the curve. We think this disparity is a harbinger of tougher times ahead for the bond market.

Performance: For the three month period ended March 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of 4.09% compared to the Lehman Brothers Mortgage-Backed Securities Index ("LBMBS Index") which returned 2.73% for the same period. For the one-year period ending March 31, 2001, the Fund's Class A shares, excluding sales charges returned 12.67%, compared to the LBMBS Index which returned 12.64% for the same period. The Fund's yield on March 31st was 5.47%

Portfolio Specifics: During much of last year, we extended the portfolio's average maturity as the bond market rallied. This was accomplished through the addition of lower coupon, prepayment-protected, multifamily mortgages. During January and February, we added a position in long-term U.S. Treasury bonds. However, it became increasingly clear that the bond market's valuation problems were beginning to outweigh the positives of declining short-term interest rates and a weakening economy. We sold much of our U.S. Treasury bond holdings in late March. Short-term U.S. Treasury bills were purchased and now account for 9% of total Fund assets. We are concerned about the increases in both hourly wages and the Consumer Price Index. If these trends persist, we are likely to add to our current 2% holding in U.S. Treasury Inflation Protected Bonds (TIPS). The principal value of these securities is indexed to the rate of inflation while providing a modest semi-annual income return.

Market Outlook: Bonds are very expensive. For example, the yield of ten-year U.S. Treasury bonds now is a mere 1.4% higher than the rate of inflation. Investors would have to look back to the period of hyper-inflation in the early Eighties to see such low real rates of return. Three factors have pushed valuations to this extreme: (1) a weak stock market; (2) a strong dollar; and
(3) the prospect of slowing economic growth. The bear market in stocks is beginning to look a little long in the tooth. Growth prospects in Euroland appear better than here in the U.S. That should help the Euro versus the U.S. Dollar. Without the tailwind of currency gains, dollar-denominated bonds won't appear as attractive to foreign investors. Finally, slowing U.S. economic growth is yesterday's news. We've been in a slump for six months. The Federal Reserve is pumping liquidity into the system and the Federal government is planning tax cuts. We believe we may turn the corner in a few months. So, we think bond yields are heading higher.

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Portfolio
Managers' Report                                       PILGRIM GNMA INCOME FUND
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
                                  3/31/91  3/31/92  3/31/93  3/31/94  3/31/95  3/31/96  3/31/97  3/31/98  3/31/99  3/31/00  3/31/01
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Pilgrim GNMA Income Fund
 Class A With Sales Charge          9,525   10,524   11,662   11,917   12,617   13,915   14,584   16,421   17,501   17,793   20,047
Pilgrim GNMA Income Fund
 Class A Without Sales Charge      10,000   11,051   12,245   12,513   13,248   14,611   15,313   17,242   18,376   18,683   21,050
Lehman Brothers Mortgage-Backed
 Securities Index                  10,000   11,131   12,365   12,532   13,286   14,680   15,554   17,287   18,372   18,786   21,161

                                           Average Annual Total Returns for the Periods Ended March 31, 2001
                                   -----------------------------------------------------------------------------------
                                                                  Since Inception   Since Inception   Since Inception
                                                                     of Class B        of Class C     of Class M and T
                                   1 Year     5 Year    10 Year       10/6/00           10/13/00          2/26/01
                                   ------     ------    -------       -------           --------          -------
Including Sales Charge:
 Class A (1)                        7.37%      6.54%      7.20%           --                --                --
 Class B (2)                          --         --         --         -2.20%               --                --
 Class C (3)                          --         --         --            --              1.31%               --
 Class M (4)                          --         --         --            --                --             -1.84%
 Class T (5)                          --         --         --            --                --             -2.59%
Excluding Sales Charge:
 Class A                           12.67%      7.57%      7.73%           --                --                --
 Class B                              --         --         --          2.80%               --                --
 Class C                              --         --         --            --              2.31%               --
 Class M                              --         --         --            --                --              1.41%
 Class T                              --         --         --            --                --              1.41%
Lehman Brothers Mortgage-Backed
 Securities Index                  12.64%      7.59%      7.78%         6.72%(6)          6.72%(6)          0.58%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim GNMA Income Fund against the Lehman Brothers Mortgage-Backed Securities Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%

(5) Reflects deduction of the Class T deferred sales charge of 4% for the since inception return.

(6)  Since inception performance for index is shown from 10/1/00.

(7)  Since inception performance for index is shown from 3/1/01.

Principal Risk Factor(s): Exposure to financial and interest rate risks and prepayment risk of mortgage related securities. Fluctuations in the value of the Fund's share can be expected in response to changes in interest rates. The value of an investment in the Fund is not guaranteed and will fluctuate.

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PILGRIM NATIONAL                                                       Portfolio
TAX-EXEMPT BOND FUND                                            Managers' Report
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Management Team: Robert Schonbrunn, Managing Director and Portfolio Manager;
Alan Segars, CFA, Managing Director and Portfolio Manager, Furman Selz Capital Management LLC.

Goal: The Pilgrim National Tax-Exempt Fund (the "Fund") seeks to provide investors with a high level of current income that is exempt from Federal income taxes, consistent with preservation of capital. Using a disciplined investment philosophy the Fund invests in a diversified portfolio of tax exempt bonds. In selecting specific issues the following criteria are used under normal market conditions:

* Minimum rating of BBB by S&P or Baa by Moody's or if not rated have comparable quality.

* Diversified so that not more than 25% of the Fund's total assets will be invested in (1) Municipal Obligations whose issuers are located in the same State and (2) Municipal Obligations, the interest on which is derived from revenues of similar type projects.

* At least 80% of its total assets will be invested in debt obligations issued by states, territories and possessions of the United States and District of Columbia or their political subdivisions, agencies and instrumentalities, multi-state agencies or authorities the interest from which is, in the opinion of bond counsel of the issuer, exempt from federal income tax.

* At least 80% of its total assets will be invested in securities, the interests on which is not a preference item for purposes of the federal alternative minimum tax.

Market Overview: Municipal Bonds ended the first quarter on a positive note. The Lehman Brothers Municipal Bond Index was up 2.22% for the quarter while the Lipper Municipal Bond Index gained 1.93%. Tax-Exempts continued the strong performance of 2000 in the first quarter as the market responded to signs that the economy was decelerating and possibly heading for recession. The Federal Reserve moved in early January to lower the Fed Funds rate by 50 basis points and followed with two more reductions in the quarter bringing the rate down to 5%. Interest rates declined all along the yield curve, but the largest declines were in the shorter end of the curve. This is related to the Federal Reserve's actions, which most directly affect the shorter maturities. Short-term interest rates (1-5 years) declined by 40 to 90 basis points in the first quarter while 30-year rates were virtually unchanged. The supply of new municipal issues increased significantly in the first quarter compared to fourth quarter 2000. Demand remained strong as the wealth effect increased some investors desire to shelter income while stock market volatility caused others to reallocate a portion of their assets from stocks to bonds.

Performance: For the five month period ended March 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of 5.79% compared to 5.54% for the Lehman Brothers Municipal Bond Index.

Portfolio Specifics: We believe that the Fund's longer-term past success can be attributed to the positioning of the portfolio with higher yields that were available in the longer end of the duration range. The yield curve has steepened in the past three months as short-term rates declined while long-term rates held close to year-end levels. The call features of many of the fund's longer maturity issues are restricting their potential appreciation as lower short-term rates are raising the probability of early calls. The fund has maintained a high quality level with the average rating on the fund at AA2 by Moody's and Aa by S&P. In the current weakening economic environment high portfolio quality is very important as weaker credits are devalued by the marketplace.

Market Outlook: Slow economic conditions and an increasing probability of a recession point toward lower interest rates which is a positive environment for the bond market. Although interest rates are already down significantly from levels reached in early 2000, we believe that rates can go lower and particularly at the shorter-end of the yield curve. During a weak economic period, quality continues to be extremely important. Avoiding potential credit problems by keeping high quality standards will be a priority. As the interest rate structure remains low, calls and refinancing will become more important. New issuance of municipal securities is likely to increase this year, which should improve general liquidity. We believe this is a favorable environment for municipal bonds and that our investment style will participate in it.

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Portfolio                                                       PILGRIM NATIONAL
Managers' Report                                            TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

                                            11/8/99      3/31/00     3/31/01
                                            -------      -------     -------
Pilgrim National Tax-Exempt Bond Fund
 Class A With Sales Charge                    9,524        9,638      10,689
Pilgrim National Tax-Exempt Bond Fund
 Class A Without Sales Charge                10,000       10,120      11,224
Lehman Brothers Municipal Bond Index         10,000       10,325      11,452

                                                Average Annual Total Returns
                                            for the Periods Ended March 31, 2001
                                            ------------------------------------
                                                               Since Inception
                                              1 Year               11/8/99
                                              ------               -------

Including Sales Charge:
  Class A (1)                                  5.68%                 4.87%
  Class B (2)                                  4.89%                 4.84%
  Class C (3)                                  8.94%                 7.67%
Excluding Sales Charge:
  Class A                                     10.90%                 8.60%
  Class B                                      9.89%                 7.62%
  Class C                                      9.94%                 7.67%
Lehman Brothers Municipal Bond Index          10.92%                10.04%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim National Tax-Exempt Bond Fund against the Lehman Brothers Municipal Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for index is shown from 11/01/99.

Principal Risk Factor(s): Exposure to credit, market and interest rate risk. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The Fund's investments in mortgage-related securities may entail prepayment risk. Investments in municipal obligations pose special risks. To the extent that the Fund's assets are invested in municipal obligations payable from revenue or similar projects, the Fund will be subject to the peculiar risks presented by such projects.

                 See accompanying index descriptions on page 22.

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                                                                       Portfolio
PILGRIM INTERMEDIATE BOND FUND                                  Managers' Report
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Portfolio Management: James Kauffmann, Vice-President and Senior Portfolio
Manager, ING Investments Management, LLC.

Goal: The Pilgrim Intermediate Bond Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity by investing at least 65% of its total assets in investment grade debt securities.

Market Overview: With equity markets tumbling worldwide amid rising concerns over global economic conditions, investors flocked to the perceived safety of US Treasuries, in the fourth quarter, driving yields to all time lows. More importantly though, the US government bond yield curve, which had been inverted for most of the year, became positively sloped as investors became convinced that the Federal Reserve would have to begin cutting interest rates. At the same time, fixed income securities with any degree of credit risk became almost totally illiquid, as spreads relative to treasuries reached historically wide levels. This poor price performance relative to risk-free US government bonds became contagious and spread to all other sectors of the fixed income markets. For the year, the investment grade corporate bond market underperformed treasuries by 416 basis points, the worst single year since the recession years of 1981-1982 and 1974. In light of these difficult market conditions, we adopted a defensive approach in both sector and security selection, and focused on government bonds and domestic credits that were not exposed to commodity price risk or recession related volume risk. Toward the beginning of November a few companies tested the market with new issues priced at a considerable concession relative to their creditworthiness. Despite the worst year on record for most spread sectors in 2000, the first quarter of 2001 was marked by very good absolute bond returns of 3.03%, satisfactory relative returns by nearly all spread sectors, record origination in the US credit markets, central bank easing of interest rates and a growing acknowledgement of a worldwide economic slowdown. The double dose of Fed relief in January marked the start of a global interest rate easing cycle and the equity and debt markets responded accordingly. In addition, the classic "first quarter effect" psychology dominated during the first half of January, only to retrace much of the spread tightening toward the end of the quarter. By mid February, the technical rally from the onset of the central bank easing cycle began to succumb to renewed fundamental credit concerns. Equity markets, especially technology sector valuations, were not responding, and corporate earnings expectations were sagging. Despite investment-grade spread widening in the second half of the quarter, the corporate asset class generated a 4.27% total return and a 1.46 % excess return relative to US treasuries for the quarter.

Performance: For the five-month period ended March 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of 10.01% compared to 6.66% for the Lehman Brothers Aggregate Bond Index for the same period.

Portfolio Specifics: The Fund's outperformance can be attributed to several factors. First, an underweight of corporate bonds in the fourth quarter 2000 and an overweight of corporate bonds in the first quarter 2001 took advantage of widening spreads in the fall, followed by significant tightening in January. Second, sector and security selection within the corporate bond market was important as the fund was able to avoid many of the years' numerous credit blow-ups in the retail and technology sectors while participating in the outperformance of the industrial, telecom and utility sectors throughout the year. Third, the managers benefited from a constant mortgage sector underweight as the sector has underperformed for most of the last two quarters. Finally, curve positioning has contributed positive returns as the managers have maintained an intermediate maturity overweight in a dramatic curve-steepening environment.

Market Outlook: Looking forward, the strategy for the Fund will be to continue to favor the spread sectors, particularly corporate bonds and asset backed securities as we try to take advantage of a constructive tone to the market. We will also closely monitor the mortgage sector, as valuations have looked more compelling recently. The managers are particularly pleased with the recent performance of corporate, agency and asset-backed securities relative to very poor equity market performance in March. We continue to believe the FED will lower interest rates in late May, but we feel like the probability of an inter-meeting easing has diminished recently. Within the corporate sectors, the managers will look to hold our industrial sector overweight and reduce our overweight position in the utility sector with renewed problems in California. Furthermore, we will continue to hold a quality bank/finance sector position in this FED-easing environment, despite the sector looking fully valued relative to the industrial sector. The managers will continue to hold a small long-duration position versus the index, and a mix of long-dated treasuries and corporate bonds will be used to achieve this position. The managers believe that the corporate new issue market should continue to be active in the second quarter as corporate treasurer's term out commercial paper and take advantage of low yields. New issues should continue to come at a concession to the market to entice investors to participate.

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Portfolio
Managers' Report                                  PILGRIM INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

                                        12/15/98  3/31/99  3/31/00  3/31/01
                                        --------  -------  -------  -------
Pilgrim Intermediate Bond Fund
 Class A With Sales Charge                 9,524    9,451    9,538   11,162
Pilgrim Intermediate Bond Fund
 Class A Without Sales Charge             10,000    9,923   10,015   11,720
Lehman Brothers Government/Corp. Index    10,000    9,905   10,073   11,323

                                                Average Annual Total Returns
                                            for the Periods Ended March 31, 2001
                                            ------------------------------------
                                                               Since Inception
                                              1 Year               12/15/98
                                              ------               --------
Including Sales Charge:
  Class A (1)                                 11.51%                 4.92%
  Class B (2)                                 11.23%                 4.76%
  Class C (3)                                 15.36%                 6.46%
Excluding Sales Charge:
  Class A                                     17.02%                 7.18%
  Class B                                     16.23%                 6.39%
  Class C                                     16.36%                 6.46%
Lehman Brothers Government/Corporate
  Index                                       12.41%                 5.47%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Intermediate Bond Fund against the Lehman Brothers Government/Corporate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for index is shown from 12/01/98.

Principal Risk Factor(s): Exposure to credit, market and interest rate risk. Fluctuations in the value of the Fund's share can be expected in response to changes in interest rates. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest a portion of its assets in high yield debt securities. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market price for those instruments. The Fund may also invest a portion of its assets in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic.

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                                                                       Portfolio
PILGRIM STRATEGIC INCOME FUND                                   Managers' Report
--------------------------------------------------------------------------------

Portfolio Management: Robert K. Kinsey, Vice President, Edwin Schriver, Senior Vice President, ING Pilgrim Investments, LLC.

Goals: The Pilgrim Strategic Income Fund (the "Fund") seeks maximum total return by investing at least 60% of its total assets in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments and their agencies that are rated in one of the top four categories by a nationally recognized statistical rating agency.

Market Overview: The investment grade bond market posted handsome returns in the first quarter of 2001. Repeated Fed easings triggered a dramatic rally in credit sensitive securities and the front end of the yield curve; however, long-dated Treasuries did not fare as well as the curve steepened. Sell-offs in the equity markets also provided for rallies in shorter maturities. A few more corporate issuers entered the ranks of the credit-impaired. Motorola and Comdisco suffered from the troubles in the technology sector, while California utilities plummeted into a morass of political and financial difficulties. Although new issue volume set multi-year records, the market did face some headwinds in the later part of the quarter and equity market volatility buffeted the bond markets with disturbing frequency. The high yield market exhibited very high volatility during the first quarter as investor sentiment shifted rapidly regarding the future direction of the U.S. economy. For the quarter, the Lehman Brothers High Yield Bond Index returned 6.36% and the Merrill Lynch High Yield Bond Index returned 5.78%. Entering 2001, we believe the high yield market offered very attractive investment opportunities. Yields reflected expectations of a severe recession and very high defaults, and many securities traded well below liquidation values. Following Federal Reserve action in January to cut interest rates twice by 50 basis points each time, the market rallied as portfolio managers scrambled to invest large excess cash positions. February brought a large number of higher quality new issues, absorbing excess cash and limiting further appreciation. In March, equity investors reacted very negatively to revised growth projections in the telecommunications and technology sectors, leading to an unprecedented decline in the NASDAQ market index. With sharply lower equity valuations effectively shutting off access to equity markets, there was a spillover effect in the high yield market. Companies lacking sufficient funding to fully execute their business strategy were severely punished. Many of the other sectors that had underperformed in late 2000, notably steel, automotive and retailing, outperformed in the first quarter as sales data, inventory levels and consumer confidence all pointed to somewhat brighter prospects than had previously been envisioned.

Performance: For the nine-month period ended March 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of 2.69% compared to the Lehman Brothers Aggregate Bond Index which returned 10.60% for the same period.

Portfolio Specifics: We increased the Fund's high yield allocation following the Fed's first cut in rates in January, and the subsequent turnaround in the high yield market propelled the Fund into the top 14% of Morningstar multi-sector funds in the first quarter of 2001. The investment grade component of the Fund also posted positive returns, but the results were not as compelling due in large part to our style of taking credit risk in the front of the curve. Fortunately, we liquidated our position in Motorola early in the quarter, and we avoided the California utility debacle entirely. We added Norfolk Southern, Occidental Petroleum, some FNMA debentures, and a new issue CMBS deal. The merger with the ING International Bond and the Pilgrim Global Income Funds also presented some unique challenges. The non-dollar portion of the Fund is now hedged, and we moved to reduce that exposure by selling Government of Canada and Queensland Treasury paper. Moreover, we unwound a Euro-denominated barbell by selling cash equivalent notes and French OAT zeroes.

Market Outlook: U.S. domestic investment bond markets appear to have factored in several more aggressive Fed easings. Overall interest rates have dropped appreciably, and we are now concerned about the potential for a rise in rates especially in the front-end of the curve. We anticipate trimming our duration sometime in the 2nd quarter, and expect that Europe may provide a better duration play as the ECB plays catch-up with the Fed. We plan to maintain our non-dollar hedges, and we intend to keep our overweight to spread product with an eye to adding cyclicals, banks, and autos. With respect to high yield, we believe that credit specific factors will be the key to returns in 2001 as companies prove or disprove their ability to compete in a slower growth economy. Defaults will likely remain an issue in high yield in 2001, although many of the probable bankruptcy candidates are already trading close to or below liquidation values. High defaults are not inconsistent with high returns in the high yield market, as evidenced by 1991 when the default rate peaked at 13%, yet the Merrill Lynch Cash-Pay High Yield Index returned 34.6%. Most investors remain cautious regarding truly distressed credits, preferring instead to add liquid first and second-tier securities more likely to survive a significant downturn. While the high yield market is likely to experience continued volatility until the economic outlook becomes clearer, we believe that now is an excellent time to invest in high yield and that long-term investors will be very well compensated for risks taken. The high yield portion of the Fund will remain fully invested in a diversified portfolio of total return investments that should perform well in an improving high yield market.

Portfolio
Managers' Report                                   PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                                          7/27/98   3/31/99   3/31/00   3/31/01
                                          -------   -------   -------   -------
Pilgrim Strategic Income Fund
 Class A With Sales Charge                  9,527     9,860     9,918    10,345
Pilgrim Strategic Income Fund
 Class A Without Sales Charge              10,000    10,350    10,411    10,859
Lehman Brothers Aggregate Index            10,000    10,384    10,578    11,904

                                                Average Annual Total Returns
                                            for the Periods Ended March 31, 2001
                                            ------------------------------------
                                                               Since Inception
                                              1 Year               7/27/98
                                              ------               -------
Including Sales Charge:
  Class A (1)                                 -0.62%                 1.27%
  Class B (2)                                 -0.89%                 1.82%
  Class C (3)                                  3.05%                 2.81%
Excluding Sales Charge:
  Class A                                      4.30%                 3.12%
  Class B                                      3.97%                 2.79%
  Class C                                      4.02%                 2.81%
Lehman Brothers Aggregate Bond Index          12.53%                 6.75%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Strategic Income Fund against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for index is shown from 08/01/98.

Principal Risk Factor(s): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments.

                 See accompanying index descriptions on page 22.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM HIGH YIELD FUND                                         Managers' Report
--------------------------------------------------------------------------------

Management Team: Edwin Schriver, Russ Stiver, Andy Mitchell, Co-Portfolio Managers, ING Pilgrim Investments, LLC.

Goal: The Pilgrim High Yield Fund (the "Fund" or "High Yield") seeks to provide a high level of current income, with capital appreciation as a secondary objective, by investing in high yield debt securities.

Market Overview: The high yield market exhibited very high volatility during the 9 months ended March 31, 2001, as investor sentiment shifted rapidly as to the future direction of the U.S. economy. Both the volatility and returns in high yield were between those of equities and investment grade bonds, which is appropriate given the underlying investment characteristics.

The last half of 2000 was marked by slowing economic growth. Telecommunications, the largest industry sector within the high yield market, came under increasing pressure due to concerns regarding the ability of companies to fund their business plans in a tight credit market. Other sectors, including automotive suppliers, steel and retailing, struggled with excess inventories and weaker consumer demand. By the end of the year, yield in the high yield market reflected expectations of a 12% default rate for a sustained period of time, and the bonds of many companies traded well below estimates of their underlying asset values. Following a brief January rally triggered by a surprise 50 basis point Federal Reserve rate cut, falling NASDAQ stock prices spilled over to another round of telecommunications default speculation in March. Many of the other sectors that had underperformed in late 2000, notably steel, automotive and retailing, outperformed in the first quarter as sales data, inventory levels and consumer confidence all pointed to somewhat brighter prospects than had previously been envisioned.

Performance: For the nine months ended March 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -14.66% compared to the Lehman Brothers High Yield Bond Index which returned 1.35% and the Credit Suisse First Boston High Yield Bond Index which returned 0.31% for the same period.

Portfolio Specifics: The Fund's underperformance over the past nine months was primarily due to significant overweighting of telecommunications companies in the third and fourth quarters of 2000.

Following a management change in late October of 2000, new management undertook a plan to restore stability to the portfolio. Telecommunications exposure was reduced by selling lower quality credits with significant downside remaining. Maximum position sizes were reduced in order to provide greater diversification and reduce the potential impact of negative event risk. Cash holdings, which were 20% in October, were reduced to 5%. Buying activities were focused on first- and second-tier companies in previously under-represented industries with attractive risk-reward tradeoffs.

The telecommunications industry now represents approximately 19% of the portfolio, while the largest single issuer represents just over 2%. We are generally comfortable with these levels, but will continue to increase diversification as attractive opportunities are identified. Cash has recently grown to 7%, which we intend to gradually invest in second-tier non-telecommunications credits and first-tier telecommunications credits.

Market Outlook: Despite a brief rally early in 2001, yields and credit spreads remain at historically high levels, reflecting an expectation that default rates will rise from the current rate of around 8% to over 11% annually, and maintain that level for an extended period of time. It is our expectation that default rates will likely peak sometime in 2001 before declining to historical norms of 3-4%. Merrill Lynch recently reduced their default rate projection for 2001 from 9.0% to 7.6%, providing optimism that bond prices will eventually adjust to reflect lower defaults, providing the impetus for substantial return to long-term investors. High defaults are not inconsistent with high returns, as evidenced by the fact that defaults last peaked in 1991, a year in which High Yield returns exceeded 35%.

Management believes that the brief rally in January of this year, in which the Fund returned 7.64%, provided an indication of what could happen once it becomes clear that the economy has bottomed and stronger economic growth lies ahead. We believe that this will occur sometime during 2001. In the meantime, many companies will substantially outperform the market thereby distinguishing themselves as survivors.

Portfolio
Managers' Report                                         PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

                                   3/31/91  3/31/92  3/31/93  3/31/94  3/31/95  3/31/96  3/31/97  3/31/98  3/31/99  3/31/00  3/31/01
                                   -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Pilgrim High Yield Fund
 Class A With Sales Charge           9,519   11,526   13,392   14,619   15,242   17,679   20,180   23,684   22,371   21,293   18,067
Pilgrim High Yield Fund
 Class A Without Sales Charge       10,000   12,108   14,069   15,358   16,013   18,572   21,200   24,881   23,501   22,370   18,980
First Boston High Yield Index       10,000   13,113   15,126   16,635   17,433   19,960   22,288   25,480   25,291   25,367   25,561
Lehman Brothers High Yield Index    10,000   13,006   14,870   16,098   17,221   19,710   21,806   25,135   25,231   24,773   25,397

                                Average Annual Total Returns for the Periods Ended March 31, 2001
                               -------------------------------------------------------------------
                                                                Since Inception    Since Inception
                                                               of Class B and M      of Class C
                                1 Year    5 Year    10 Year         7/17/95            5/27/99
                                ------    ------    -------         -------            -------
Including Sales Charge:
 Class A (1)                   -19.18%    -0.55%      6.09%             --                 --
 Class B (2)                   -19.55%    -0.56%        --            0.97%                --
 Class C (3)                   -16.56%       --         --              --             -11.26%
 Class M (4)                   -18.39%    -0.68%        --            0.77%                --
Excluding Sales Charge:
 Class A                       -15.15%     0.44%      6.62%             --                 --
 Class B                       -15.82%    -0.31%        --            1.07%                --
 Class C                       -15.81%       --         --              --             -11.26%
 Class M                       -15.57%    -0.03%        --            1.36%                --
Credit Suisse First Boston
 High Yield Bond Index           0.77%     5.07%      9.84%           5.64%(5)          -0.02%(6)
Lehman Brothers
 High Yield Bond Index           2.52%     5.20%      9.77%           5.75%(5)           0.06%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim High Yield Fund against the Credit Suisse First Boston High Yield Bond Index and the Lehman Brothers High Yield Bond Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%.

(5)  Since inception performance for index is shown from 8/1/95.

(6)  Since inception performance for the index is shown from 6/1/99.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments.

                 See accompanying index descriptions on page 22.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM HIGH YIELD FUND II                                      Managers' Report
--------------------------------------------------------------------------------

Management Team: Edwin Schriver, Russ Stiver, Andy Mitchell, Co-Portfolio Managers, ING Pilgrim Investments, LLC.

Goal: The Pilgrim High Yield Fund II (the "Fund" or "High Yield II") seeks to provide total returns in the form of both dividends and capital appreciation, by investing in high yield debt securities.

Market Overview: The high yield market exhibited very high volatility during the nine months ended March 31, 2001, as investor sentiment shifted rapidly as to the future direction of the U.S. economy. Both the volatility and returns in high yield were between those of equities and investment grade bonds, which is appropriate given the underlying investment characteristics.

The last half of 2000 was marked by the fallout from the dot-com meltdown and slowing economic growth. Telecommunications, the largest industry sector within the high yield market, came under increasing pressure due to concerns regarding the ability of companies to fund their business plans in a tight credit market. Other sectors, including automotive suppliers, steel and retailing, struggled with excess inventories and weaker consumer demand. By the end of the year, yield in the high yield market reflected expectations of a 12% default rate for a sustained period of time, and the bonds of many companies traded well below estimates of their underlying asset values. Following a brief January rally triggered by a surprise 50 basis point Federal Reserve rate cut, falling NASDAQ stock prices spilled over to another round of telecommunications default speculation in March. Many of the other sectors that had underperformed in late 2000, notably steel, automotive and retailing, outperformed in the first quarter as sales data, inventory levels and consumer confidence all pointed to somewhat brighter prospects than had previously been envisioned.

Performance: For the nine months ended March 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -12.31% compared to the Lehman Brothers High Yield Bond Index which returned 1.35% and the Merrill Lynch High Yield Bond Index which returned 1.38% for the same period. For the three months ended March 31, 2001, the Fund's Class A shares, excluding sales charges, earned a total return of 5.61% compared to the Lehman Brothers High Yield Bond Index which returned 6.36% and the Merrill Lynch High Yield Bond Index which returned 5.78% for the same period. This places the Fund in the top 10% of its peer group for the quarter, based on Lipper surveys.

Portfolio Specifics: The Fund's underperformance over the past nine months was primarily due to a significant overweighting of telecommunications companies in the third and fourth quarters of 2000.

Following a management change in October of 2000, new management undertook a plan to restore stability to the portfolio. Telecommunications exposure was reduced by selling lower quality credits with significant downside remaining. Maximum position sizes were reduced in order to provide greater diversification and reduce the potential impact of negative event risk. Cash holdings, which exceeded 20% in October, were reduced to less than 2%. Buying activities were focused on first, second, and third-tier companies in previously under-represented industries with attractive risk-reward tradeoffs.

The telecommunications industry still represents a substantial portion of the portfolio and is in line with competing mutual funds. Currently, the largest single issuer in any industry represents just over 2% of the portfolio. We are generally comfortable with these levels, but will continue to increase diversification as attractive opportunities are identified. Cash has recently grown to 6%, which we intend to invest in non-telecommunications credits.

Market Outlook: Despite a brief rally early in 2001, yields and credit spreads remain at historically high levels, reflecting an expectation that default rates will rise from the current rate of around 8% to over 11% annually, and maintain that level for an extended period of time. It is our expectation that default rates will likely peak sometime in 2001 before declining to historical norms of 3-4%. Merrill Lynch recently reduced their default rate projection for 2001 from 9.0% to 7.6%, providing optimism that bond prices will eventually adjust to reflect lower defaults, providing the impetus for substantial return to long-term investors. High defaults are not inconsistent with high returns, as evidenced by the fact that defaults last peaked in 1991, a year in which High Yield returns exceeded 35%.

Management believes that the brief rally in January of this year, in which the Fund returned 11.93%, provided an indication of what could happen once it becomes clear that the economy has bottomed and stronger economic growth lies ahead. We believe that this will occur sometime during 2001. In the meantime, many companies will substantially outperform the market thereby distinguishing themselves as survivors.

Portfolio
Managers' Report                                      PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

                                    3/27/98  3/31/98  3/31/99  3/31/00  3/31/01
                                    -------  -------  -------  -------  -------
Pilgrim High Yield Fund II
 Class A With Sales Charge            9,527    9,542    9,650   10,154    8,938
Pilgrim High Yield Fund II
 Class A Without Sales Charge        10,000   10,016   10,129   10,658    9,382
Lehman Brothers High Yield Index     10,000   10,000   10,038    9,856   10,104

                                 Average Annual Total Returns for the Periods Ended March 31, 2001
                                 -----------------------------------------------------------------
                                                        Since Inception          Since Inception
                                                      of Class A, B and C          of Class T
                                   1 Year                   3/27/98                  3/31/00
                                   ------                   -------                  -------
Including Sales Charge:
  Class A (1)                     -15.72%                    -3.50%                      --
  Class B (2)                     -15.89%                    -3.22%                      --
  Class C (3)                     -12.74%                    -2.49%                      --
  Class T (4)                     -15.64%                       --                   -15.64%
Excluding Sales Charge:
  Class A                         -11.54%                    -1.94%                      --
  Class B                         -11.96%                    -2.49%                      --
  Class C                         -11.95%                    -2.49%                      --
  Class T                         -12.50%                       --                   -12.50%
Lehman Brothers
  High Yield Bond Index            2.52%                      0.35%(5)                 2.52%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim High Yield II Fund against the Lehman Brothers High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1-year return.

(4)  Reflects deduction of the Class T deferred sales charge of 4.00%.

(5)  Since inception performance for index is shown from 04/01/98.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market price for those instruments. Up to 35% of total assets may be invested in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM HIGH YIELD BOND FUND                                    Managers' Report
--------------------------------------------------------------------------------

Management Team: Bob Bowman, Greg Jacobs and Kurt Kringelis, ING Investment Management, LLC.

Goal: The Pilgrim High Yield Bond Fund (the "Fund") seeks to provide investors with a high levels of current income and total return by investing at least 65% of it's total assets in high yield bonds.

Market Overview: The high yield market has been extremely volatile in recent months. In the fourth quarter of 2000, the broad high yield market had a total return of roughly -5.0%. In January 2001, the market had a return of about 7.5%, posting the largest monthly gain in the last decade. In March, high yield began another decline, led by a selloff in Telecommunications.

BB's have significantly outperformed B's and CCC's over the last twelve months. However, over the last three months, distressed securities have significantly outperformed all other rating categories. The Telecommunications sector has been the most significant underperformer, with a -19.6% return over the last twelve months.

The trailing twelve month default rate continues to be much higher than the long-term average. A slowing economy combined with tighter lending practices by banks will likely cause the default rate to continue to be higher than average. However, the market reflects these risks. Spreads for BB and B rated securities remain near the ten-year highs.

The volatility of the market has made short-term high yield investing difficult at best. Market timers have had limited success due to wide short term price fluctuations. The high yield market is likely to rebound in anticipation of an economic recovery rather than in reaction to improving economic data. This makes timing a market trough difficult. However, we believe the current relative attractiveness of spreads will reward investors with a long-term time horizon.

Performance: For the five months ended March 31, 2001 the Funds Class A shares, excluding sales charges, provided a total return of 5.61% compared to the Lehman Brothers High Yield Bond Index which returned 4.12% for the same period.

Portfolio Specifics: The Fund's outperformance can be attributed to overweight positions in Gaming and Energy, as both sectors significantly outperformed the Index. Additionally, the Fund was overweighted in higher-quality BB issues, which significantly outperformed lower-tier credits. Also positively impacting performance was a conservative positioning in Telecommunications.

Market Outlook: We are currently cautious on the market in the near term. The fear of economic recession and volatile equity market has created significant uncertainty in the High Yield market. However, while we are cautious in the near term, we think there are parts of the market that offer attractive value.

We remain concerned about the Telecommunications sector. We believe that many of the lower-tier credits in the sector have insufficient funding to execute plans over the next twelve months and carry substantial risk of default. However, we see potential value in the higher quality Telecommunications sector, as upper-tier names have traded down in sympathy with the market. We are focusing on companies with no near-term funding needs, positive operating cash flow and modest growth capital spending plans.

We do feel that investors are getting paid for the risk in the core non-telecommunications sectors of the high yield universe. Spreads for non-distressed industrials, cyclicals, and consumer products issuers are at wide levels relative to history. Despite the risk of recession, we believe that there is attractive value investing in well-managed high yield operating companies that have little risk of near-term liquidity problems.

Portfolio
Managers' Report                                    PILGRIM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                      12/15/98    3/31/99    3/31/00    3/31/01
                                      --------    -------    -------    -------
Pilgrim High Yield Bond Fund
 Class A With Sales Charge               9,524      9,906     10,200     10,841
Pilgrim High Yield Bond Fund
 Class A Without Sales Charge           10,000     10,401     10,710     11,384
Lehman Brothers High Yield Index        10,000     10,196     10,011     10,263

                                                 Average Annual Total Returns
                                            for the Periods Ended March 31, 2001
                                            ------------------------------------
                                                               Since Inception
                                                1 Year             12/15/98
                                                ------             --------
Including Sales Charge:
  Class A (1)                                    1.27%               3.59%
  Class B (2)                                    0.71%               3.45%
  Class C (3)                                    4.64%               5.07%
Excluding Sales Charge:
  Class A                                        6.30%               5.82%
  Class B                                        5.54%               5.00%
  Class C                                        5.61%               5.07%
Lehman Brothers High Yield Bond Index            2.52%               1.12%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim High Yield Bond Fund against the Lehman Brothers High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for index is shown from 12/01/98.

Principal Risk Factor(s): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments.

                 See accompanying index descriptions on page 22.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM MONEY MARKET FUND                                       Managers' Report
--------------------------------------------------------------------------------

Management Team: ING Pilgrim Investments, LLC.

Goal: The Pilgrim Money Market Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity by investing all of its assets in the Class A shares of Primary Institutional Fund, a series of Reserve Institutional Trust, a registered open-end management company.

Market Overview: Short-term interest rates ended the quarter considerably lower than where they started. The Fed slashed the overnight Federal Funds rate by 150 basis points to 5.00% in three separate moves. These cuts were prompted by an economy that seemed to stall suddenly. Most economic data indicated a dramatically slowing economy during the quarter. The National Association of Purchasing Managers Index (NAPM) fell to levels normally associated with a recession. Industrial production and capacity utilization figures declined significantly. The downward trends in the manufacturing and production indices clearly show that the back end of the economy has contracted considerably. Moreover, the March employment report revealed that there was a loss of 86,000 jobs in the economy for the month. This was the largest job loss since November 1991. Driven by the weak labor report, Federal Funds futures now forecast a fifty percent chance (up from about thirty percent before the report) that the central bank committee will lower short-terms rates by 25 basis points between scheduled meetings. These factors combined, coupled with the extremely high volatility in the equities markets, have led the typical American consumer to become somewhat cautious. While there recently has been an up tick in consumer confidence, this could be reversed quite easily as the equities markets continue to struggle. The one sector of the economy that has held up relatively well is the housing market. However, this could change if the weakness in the equities markets trickles down to the real estate sector.

Performance: For the nine months ended March 31, 2001, the Fund's Class A shares, excluding sales charges, provided a return of 3.86%

Porfolio Specifics: The Reserve Institutional Trust Primary Institutional Fund's Class A shares had a 30-day current yield of 5.09% as of March 31, 2001.

Market Outlook: Indications are clear that the U.S. economy has slowed to sub-1.0% growth in the first quarter. We expect the Federal Reserve will lower short-term interest rates to 4.00% by the middle of the year. It remains to be seen whether the U.S. economy is experiencing a temporary hiccup or sustained slow down. If the economy is simply experiencing a manufacturing inventory adjustment, as thought by many economists and members of the Fed, growth should pick up during the second half of the year. We think this may be the case. We have been receiving several months of poor economic news. The liquidity the Fed is pumping into the system coupled with the planned tax cuts by the Federal Government should help the U.S. economy pick up steam in the second half of the year.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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                                       17

------
Income
Funds
------

                                                                       Portfolio
ING PILGRIM MONEY MARKET FUND                                   Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Jennifer J. Thompson, CFA, Vice President, ING Investment Management, LLC.

Goal: The ING Pilgrim Money Market Fund (the "Fund") seeks to provide investors with a high level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

Market Overview: The period under review, from November 1, 2000 to March 31, 2001, was quite eventful for money market participants. The period began with a Federal Funds target rate (Fed Funds) of 6.5% and with risks to the economy characterized as inflationary by the Federal Reserve Board's Federal Open Market Committee (the "FOMC" or the "Fed"). At its December 19th meeting, the FOMC changed its outlook and indicated that the risks to the economy were weighted towards weakness.

We began 2001 with skittish financial markets and general agreement that the Fed would begin to lower interest rates in 2001. In a surprise inter-meeting move, the FOMC lowered its Fed Funds target rate by 50 basis points to 6.0%. The ease was attributed to a weakening in sales and production, high energy prices, lower consumer confidence and tight conditions in some segments of financial markets. While unexpected in terms of the timing and magnitude, the rate reduction was applauded by financial markets. The equity and bond markets rallied significantly in January reflecting the markets' confidence in the Fed's ability to engineer price stability and sustainable economic growth. The money markets were volatile as participants attempted to predict the speed and extent of Fed easing going forward.

On January 31st, at the regularly scheduled FOMC meeting, the Fed again lowered its Fed Funds target by 50 basis points to 5.5% this time citing further erosion in business and consumer confidence, lower capital spending and retail sales, and resulting reductions in manufacturing production. This weakness continued throughout the first quarter of 2001 as corporate profit warnings abounded and the financial markets reversed their January exuberance. Dramatic equity market declines in February and March and the associated negative wealth effect on consumers drove consumer confidence down. On March 20th, the FOMC once again lowered its Fed Funds target by 50 basis points to 5% citing pressures on profit margins which are restraining investment spending and consumption, increased inventories and excess productive capacity, and weakened global economic conditions which could keep demand and production soft. The Fed indicated that risks remain weighted toward economic weakness in the future.

Performance: For the five-month period ended March 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of 2.36%.

Portfolio Specifics: Throughout the period, the Fund's average maturity remained longer than competitors. As the Fed lowered its Fed Funds target, the longer-maturity securities purchased by the Fund at higher rates helped performance.

Market Outlook: Market participants obviously vary in their assessment of the economy with many forecasting a significant probability of a recession going forward. Wall Street economists are calling for continued Fed easing and some aggressively predict a Fed Funds rate of 3.5% to 4.0% by the fall. However, these levels are not currently priced into market rates. The Fund continues to purchase longer-maturity securities as a hedge toward lower rates while also buying one-month paper to keep the yield high. The Fund will use this barbell strategy as long as rates are reasonable given expectations of future Fed easings.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

------
Income
Funds
------

                                                                       Portfolio
LEXINGTON MONEY MARKET TRUST                                    Managers' Report
--------------------------------------------------------------------------------

Management Team: Denis P. Jamison, C.F.A., Roseann G. McCarthy, Co-Portfolio Managers, ING Pilgrim Investment, LLC.

Goal: The Lexington Money Market Trust (the "Trust") seeks to provide high current income while preserving capital and liquidity. This objective is achieved by investing in short-term money market instruments. The Trust primarily invests in the commercial paper of "First Tier" credits. First Tier obligations are those that are rated within the top two credit rating categories of all nationally recognized statistical rating organizations (NRSRO). These securities are determined to present minimal credit risk.

Market Overview: Short-term interest rates ended the quarter considerably lower than where they started. The Fed slashed the overnight Federal Funds rate by 150 basis points to 5.00% in three separate moves. These cuts were prompted by an economy that seemed to stall suddenly. Most economic data indicated a dramatically slowing economy during the quarter. The National Association of Purchasing Managers index (NAPM) fell to levels normally associated with a recession. Industrial production and capacity utilization figures declined significantly. The downward trends in the manufacturing and production indices clearly show that the back end of the economy has contracted considerably. Moreover, the March employment report revealed that there was a loss of 86,000 jobs in the economy for the month. This was the largest job loss since November 1991. Driven by the weak labor report, Federal Funds futures now forecast a fifty percent chance (up from about thirty percent before the report) that the central bank committee will lower short-term rates by 25 basis points between scheduled meetings. These factors combined, coupled with the extremely high volatility in the equities markets, have led the typical American consumer to become somewhat cautious. While there recently has been an up tick in consumer confidence, this could be reversed quite easily as the equities markets continue to struggle. The one sector of the economy that has held up relatively well is the housing market. However, this could change if the weakness in the equities markets trickles down to the real estate sector.

Performance: For the three-month period ended March 31, 2001, the Trust's Class A shares, excluding sales charges, returned 1.22%. The Trust returned 5.50% for the one-year period ending March 31, 2001, under performing the typical money market fund by 18 basis points. With the year-over-year inflation rate around 3.5% for the same period, shareholders enjoyed roughly a 2.0% real rate of return. The relative performance of the Trust continues to improve. We are on track to narrow the spread between the Trust and the money market fund average to about fifteen basis points by year-end.

Portfolio Specifics: The average maturity of the Trust was less than 30 days at the end of the quarter. In a declining interest rate environment it would seem obvious to extend the average maturity of the Trust to lock in excess yield. However, extending the maturity will provide little, if any, value. Interest rates fall sharply as you move beyond a thirty-day maturity. Moreover, the credit risk in the portfolio will increase dramatically by extending the average maturity. Many companies may find themselves financially stressed by the challenges of a slowing economy. Therefore, we will continue to invest only in those companies that are financially solid and keep the Trust's average maturity relatively short.

Market Outlook: Indications are clear that the U.S. economy has slowed to sub-1.0% growth in the first quarter. We expect the Federal Reserve will lower short-term interest rates to 4.00% by the middle of the year. It remains to be seen whether the U.S. economy is experiencing a temporary hiccup or a sustained slow down. If the economy is simply experiencing a manufacturing inventory adjustment, as thought by many economists and members of the Fed, growth should pick up during the second half of the year. We think this may be the case. We have been receiving several months of poor economic news. The liquidity the Fed is pumping into the system coupled with the planned tax cuts by the Federal Government should help the U.S. economy pick up steam in the second half of the year.

Principal Risk Factor(s): An investment in the Trust is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

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                                       21

-------
Pilgrim
Funds
-------

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index comprised of 520 mortgage-backed securities with an average yield of 7.58%. The average coupon of the index is 6.85%.

The Lehman Brothers Aggregate Bond Index is widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade mortgage-backed and corporate debt securities.

The Lehman Brothers Municipal Bond Index is comprised of 8,000 bonds. These bonds are all investment grade fixed-rate, long term maturities (greater than two years) and are selected from issues larger than 50 million.

The Lipper Municipal Bond Index is comprised of the top 30 largest municipal debt funds which are defined by having at least 65% of their assets invested in municipal debt issues in the top four credit ratings.

The Lehman Brothers Government/Corporate Index measures the performance of U.S. Government agencies and instrumentalities, as well as mortgage pass-through instruments issued by FNMA, FHLMC and GNMA.

The Lehman Brothers High Yield Bond Index is comprised of non-investment grade bonds with maturities between seven and ten years.

The Merrill Lynch High Yield Bond Index is comprised of over 1,300 high yield bonds, intended to be representative of the high yield market as a whole.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The Merrill Lynch Cash-Pay High Yield Index is comprised of over 1,200 high yield bonds currently paying cash coupons therefore excluding deferred income securities.

The Credit Suisse First Boston High Yield Bond Index is an index of high yield bonds rated BB or below.

The National Association of Purchasing Managers Index (NAPM) is an indicator of economic activity based on a survey of over 250 companies within 21 industries covering all 50 states.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Lexington GNMA Income Fund, Inc. and Lexington Money Market Fund was held in Saddle Brook, New Jersey on July 21, 2000.

A brief description of each matter voted upon as well as the results are outline below:

                                                          Shares voted
                                          Shares           against or         Shares               Broker           Total
                                         voted for          withheld         abstained            non-vote       shares voted
                                         ---------          --------         ---------            --------       ------------
1.   To elect eleven (11) Directors or Trustees, as the case may be, to hold office until the election and qualification of their successors.

     Lexington GNMA Income Fund, Inc.
     Al Burton                           23,821,867         1,537,835               --                  --         25,359,702
     Paul Doherty                        23,860,354         1,499,348               --                  --         25,359,702
     Robert Goode                        23,842,553         1,517,149               --                  --         25,359,702
     Alan Gosule                         23,867,533         1,492,169               --                  --         25,359,702
     Walter May                          23,866,042         1,493,660               --                  --         25,359,702
     Jock Patton                         23,871,717         1,487,985               --                  --         25,359,702
     David Putnam                        23,857,383         1,502,319               --                  --         25,359,702
     John Smith                          23,825,330         1,534,372               --                  --         25,359,702
     Robert Stallings                    23,826,289         1,533,413               --                  --         25,359,702
     John Turner                         23,829,873         1,529,829               --                  --         25,359,702
     David Wallace                       23,827,715         1,531,987               --                  --         25,359,702
     Lexington Money Market Trust
     Al Burton                           43,034,616         4,949,702               --                  --         47,984,318
     Paul Doherty                        43,294,183         4,690,135               --                  --         47,984,318
     Robert Goode                        43,198,654         4,785,664               --                  --         47,984,318
     Alan Gosule                         43,312,182         4,672,136               --                  --         47,984,318
     Walter May                          43,300,899         4,683,419               --                  --         47,984,318
     Jock Patton                         43,312,182         4,672,136               --                  --         47,984,318
     David Putnam                        43,297,485         4,686,833               --                  --         47,984,318
     John Smith                          43,023,556         4,960,762               --                  --         47,984,318
     Robert Stallings                    43,312,182         4,672,136               --                  --         47,984,318
     John Turner                         43,300,899         4,683,419               --                  --         47,984,318
     David Wallace                       43,028,467         4,955,851               --                  --         47,984,318

2.   Approve a new Investment Management Agreement between each Fund and Pilgrim
     Investments, Inc. ("Pilgrim"), an indirect, wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"), to take effect upon the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. by ReliaStar.

     Lexington GNMA Income Fund, Inc.    21,958,684         1,875,250         1,525,768                 --         25,359,702
     Lexington Money Market Trust        41,654,842         3,839,821         2,489,655                 --         47,984,318

3. Approve a new Investment Management Agreement between each Fund and Pilgrim to take effect upon the completion of the proposed acquisition of ReliaStar by ING Groep N.V. ("ING").

     Lexington GNMA Income Fund, Inc.    21,934,897         1,867,135         1,557,670                 --         25,359,702
     Lexington Money Market Trust        41,512,680         3,858,312         2,613,326                 --         47,984,318

8. Ratify the selection of KPMG LLP as each Fund's independent public accounts for the fiscal year ending December 31, 2000.

     Lexington GNMA Income Fund, Inc.    23,489,561           519,374         1,350,767                 --         25,359,702
     Lexington Money Market Trust        43,365,054         2,856,801         1,762,463                 --         47,984,318

9.   Approve a new Service and Distribution Plan for Lexington GNMA Income Fund,
     Inc. which would impose on each Fund a fee on an annualized basis of 0.25% of the average daily net assets.

     Lexington GNMA Income Fund, Inc.    18,354,691         1,968,168         1,635,603          3,401,240         25,359,702

10.  Approve Amended and Restated Articles of Incorporation for Lexington GNMA
     Income Fund, Inc., a Maryland corporation.(a)

     Lexington GNMA Income Fund, Inc.    28,125,266         1,964,466         2,349,641          1,581,310         34,020,683

11.  Approve Amended and Restated Declaration of Trust for Lexington Money
     Market Trust, a Massachusetts business trust.(b)

     Lexington Money Market Trust        44,295,104         5,697,149         2,882,359                 --         52,874,612

----------
(a) The Special Meeting of Shareholder for Lexington GNMA Income Fund, Inc. was adjourned until September 20, 2000 to permit the further solicitation of shareholders for their proxies relating to this proposal.
(b) The Special Meeting of Shareholder for Lexington Money Market Trust was adjourned until July 31, 2000 to permit the further solicitation of shareholders for their proxies relating to this proposal.

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Pilgrim Funds was held in Phoenix, Arizona on August 18, 2000.

A brief description of each matter voted upon as well as the results are outline below:

                                                             Shares voted
                                                 Shares       against or       Shares        Broker        Total
                                                voted for      withheld      abstained      non-vote    shares voted
                                                ---------      --------      ---------      --------    ------------
1.   For shareholders of the Pilgrim High Total Return Fund and Pilgrim High
     Total Return Fund II (series of Pilgrim Mayflower Trust), to elect eleven
     Trustees to serve until their successors are elected and qualified

     Pilgrim High Total Return Fund
     Al Burton                                  66,019,186     1,328,683            --         --        67,347,870
     Paul Doherty                               66,079,591     1,268,278            --         --        67,347,870
     Robert Goode                               66,070,313     1,277,556            --         --        67,347,870
     Alan Gosule                                66,081,252     1,266,617            --         --        67,347,870
     Walter May                                 66,089,163     1,258,706            --         --        67,347,870
     Jock Patton                                66,075,525     1,272,344            --         --        67,347,870
     David Putnam                               66,073,507     1,274,362            --         --        67,347,870
     John Smith                                 66,000,826     1,347,043            --         --        67,347,870
     Robert Stallings                           66,093,043     1,254,826            --         --        67,347,870
     John Turner                                66,073,507     1,274,362            --         --        67,347,870
     David Wallace                              66,028,933     1,318,936            --         --        67,347,870
     Pilgrim High Total Return Fund II
     Al Burton                                  21,890,679       334,844            --         --        22,225,523
     Paul Doherty                               21,892,442       333,081            --         --        22,225,523
     Robert Goode                               21,892,442       333,081            --         --        22,225,523
     Alan Gosule                                21,919,264       306,259            --         --        22,225,523
     Walter May                                 21,918,083       307,440            --         --        22,225,523
     Jock Patton                                21,919,264       306,259            --         --        22,225,523
     David Putnam                               21,915,875       309,648            --         --        22,225,523
     John Smith                                 21,917,501       308,022            --         --        22,225,523
     Robert Stallings                           21,919,264       306,259            --         --        22,225,523
     John Turner                                21,919,264       306,259            --         --        22,225,523
     David Wallace                              21,901,260       324,263            --         --        22,225,523

2.   Approve new Investment Management Agreements between the Funds and Pilgrim
     Investments, Inc. ("Pilgrim Investments") to reflect the acquisition of Pilgrim Investments by ING Groep N.V. ("ING"), with no change in the advisory fees payable to Pilgrim Investments

     Pilgrim High Yield Fund                    48,696,511       499,651     1,457,730         --        50,653,892
     Pilgrim High Yield Fund II                 15,875,341       164,824       291,208         --        16,331,373
     Pilgrim Strategic Income Fund                 701,286         3,170        13,607         --           718,063
     Pilgrim Money Market Fund                  58,049,711       126,983       128,437         --        58,305,131
     Pilgrim Government Securities Income Fund   7,930,229       253,044       297,122         --         8,480,395
     Pilgrim High Total Return Fund             64,431,458     1,213,070     1,703,342         --        67,347,870
     Pilgrim High Total Return Fund II          21,446,390       302,061       477,072         --        22,225,523

4.   For shareholders of the Pilgrim High Total Return and Pilgrim High Total
     Return II (series of Pilgrim Mayflower Trust), to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Funds for the fiscal year ending October 31, 2000

     Pilgrim High Total Return Fund             65,868,942       396,074     1,082,854         --        67,347,870
     Pilgrim High Total Return Fund II          21,742,068       144,118       339,337         --        22,225,523

A special meeting of shareholders of the Pilgrim Government Securities Income Fund, Inc. was held in Scottsdale, Arizona on February 23, 2001.

A brief description of each matter voted upon as well as the results are outline below:

                                                             Shares voted
                                                 Shares       against or       Shares        Broker        Total
                                                voted for      withheld      abstained      non-vote    shares voted
                                                ---------      --------      ---------      --------    ------------
1.   Approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Pilgrim Government
     Securities Income Fund, Inc. by the Pilgrim GNMA Income Fund.

     Pilgrim Government Securities Income Fund   4,598,115      303,578       403,659          --         5,305,352

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Pilgrim High Total Return Fund and Pilgrim High Total Return Fund II was held in Scottsdale, Arizona on February 23, 2001, and adjourned until March 15, 2001 to permit the further solicitation of shareholders.

A brief description of each matter voted upon as well as the results are outline below:

                                                             Shares voted
                                                 Shares       against or       Shares        Broker        Total
                                                voted for      withheld      abstained      non-vote    shares voted
                                                ---------      --------      ---------      --------    ------------
1.   To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Pilgrim High Total
     Return Fund by the Pilgrim High Yield Fund II.

     Pilgrim High Total Return Fund             30,454,570      634,458      1,399,701         --        32,488,729

2. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Pilgrim High Total
     Return Fund II by the Pilgrim High Yield Fund II.

     Pilgrim High Total Return Fund II          10,536,584      196,896        440,224         --        11,173,704

                 See Accompanying Notes to Financial Statements

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                                       26

-------
Pilgrim
Funds
-------

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of the Pilgrim Funds Trust, Lexington Money Market Trust, and the Shareholders and Board of Directors of Pilgrim Mutual Funds, Pilgrim Investment Funds, Inc., and Pilgrim GNMA Income Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pilgrim National Tax-Exempt Bond Fund (formerly ING National Tax-Exempt Bond Fund), Pilgrim Intermediate Bond Fund (formerly ING Intermediate Bond Fund), Pilgrim High Yield Bond Fund (formerly ING High Yield Bond Fund) and ING Pilgrim Money Market Fund (formerly ING Money Market Fund), four of the twelve funds comprising Pilgrim Funds Trust (formerly the ING Funds Trust, collectively, "PFT"), Pilgrim Strategic Income Fund, Pilgrim High Yield Fund II and Pilgrim Money Market Fund, three of the twelve funds comprising Pilgrim Mutual Funds (collectively, "PMF"), Pilgrim High Yield Fund, one of the two funds comprising Pilgrim Investment Funds, Inc. ("PIF"), Pilgrim GNMA Income Fund, Inc. and Lexington Money Market Trust , at March 31, 2001, and the results of each of their operations for the periods then ended, the changes in each of their net assets and financial highlights for each of the periods presented except as described below, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of PFT, PMF, PIF, Pilgrim GNMA Income Fund, Inc. and Lexington Money Market Trust; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

For all periods ending prior to and including December 31, 2000 for Pilgrim GNMA Income Fund, Inc. and Lexington Money Market Trust, the statements of operations, changes in net assets and financial highlights were audited by other auditors whose reports dated February 26, 2001 expressed unqualified opinions on those financial statements and financial highlights.

For all periods ending prior to and including October 31, 2000 for Pilgrim National Tax-Exempt Bond Fund, Pilgrim Intermediate Bond Fund, Pilgrim High Yield Bond Fund and ING Pilgrim Money Market Fund, the statements of operations, changes in net assets and financial highlights were audited by other auditors whose report dated December 5, 2000 expressed unqualified opinions on those financial statements and financial highlights.

For all periods ending prior to and including June 30, 2000 for Pilgrim Strategic Income Fund, Pilgrim High Yield Fund II, Pilgrim Money Market Fund and Pilgrim High Yield Fund, the statements of operations, changes in net assets and financial highlights were audited by other auditors whose report dated August 4, 2000 expressed unqualified opinions on those financial statements and financial highlights.

/s/ PricewaterhouseCoopers LLP

Denver, CO
May 25, 2001

------
Income
Funds
------

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2001
--------------------------------------------------------------------------------

                                                                 Pilgrim
                                                 Pilgrim         National         Pilgrim           Pilgrim          Pilgrim
                                               GNMA Income       Tax-Exempt     Intermediate       Strategic        High Yield
                                                  Fund           Bond Fund        Bond Fund       Income Fund          Fund
                                              -------------    -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at value*           $ 506,804,362    $  22,179,398    $  37,545,628    $  51,068,331    $ 192,507,101
Short-term investments at amortized cost         50,371,855          631,000        2,213,000        3,638,000       14,585,000
Cash                                                 86,116              594        1,002,025           84,428           15,091
Receivables:
  Investment securities sold                             --               --        5,863,095               --          530,842
  Fund shares sold                                3,040,553               --          248,134           49,575          657,642
  Dividends and interest                          3,083,712          326,946          663,156        1,121,044        6,744,803
  Other                                              30,960               --              720           36,575               --
Unrealized appreciation on forward foreign
 currency contracts                                      --               --               --          400,454               --
Prepaid expenses                                    150,285           14,394           23,719           44,247           36,861
Reimbursement due from manager                           --               --               --           21,276           22,283
                                              -------------    -------------    -------------    -------------    -------------
  Total assets                                  563,567,843       23,152,332       47,559,477       56,463,930      215,099,623
                                              -------------    -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased      31,999,307               --        6,497,788        2,611,253        3,358,006
Unrealized depreciation on forward foreign
 currency contracts                                      --               --               --           75,438               --
Payable for fund shares redeemed                  1,912,534               --            7,085           15,609        2,749,668
Payable to affiliates                               399,736           15,057           33,896           36,019          222,385
Other accrued expenses and liabilities              276,401           34,617          145,919          294,879          299,650
                                              -------------    -------------    -------------    -------------    -------------
  Total liabilities                              34,587,978           49,674        6,684,688        3,033,198        6,629,709
                                              -------------    -------------    -------------    -------------    -------------
NET ASSETS                                    $ 528,979,865    $  23,102,658    $  40,874,789    $  53,430,732    $ 208,469,914
                                              =============    =============    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                               $ 525,738,281    $  21,934,753    $  39,719,349    $  61,603,410    $ 375,973,215
Undistributed (distributions in excess of)
 net investment income                            3,111,865              260             (123)         662,982               --
Accumulated net realized gain (loss) on
 investments and foreign currencies             (15,969,429)         (58,032)         447,601       (7,556,262)    (150,989,513)
Net unrealized appreciation (depreciation)
 of investments and foreign currencies           16,099,148        1,225,677          707,962       (1,279,398)     (16,513,788)
                                              -------------    -------------    -------------    -------------    -------------
NET ASSETS                                    $ 528,979,865    $  23,102,658    $  40,874,789    $  53,430,732    $ 208,469,914
                                              =============    =============    =============    =============    =============

* Cost of securities                          $ 490,705,214    $  20,953,721    $  36,837,666    $  52,629,692    $ 209,020,889

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2001
--------------------------------------------------------------------------------

                                                          Pilgrim
                                         Pilgrim         National         Pilgrim         Pilgrim         Pilgrim
                                       GNMA Income       Tax-Exempt     Intermediate     Strategic       High Yield
                                          Fund           Bond Fund       Bond Fund      Income Fund         Fund
                                       ------------    -------------    ------------    ------------    ------------
Class A:
 Net Assets                            $449,460,471    $  22,073,814    $ 33,597,363    $ 39,104,552    $ 55,704,125
 Shares authorized                      780,000,000        unlimited       unlimited       unlimited      80,000,000
 Par Value                             $       0.01    $       0.001    $      0.001    $       0.00    $       0.00
 Shares outstanding                      52,073,029        2,102,814       3,298,998       3,316,091      14,274,861
 Net asset value and redemption
  price per share                      $       8.63    $       10.50    $      10.18    $      11.79    $       3.90
 Maximum offering price
  per share (4.75%)(1)                 $       9.06    $       11.02    $      10.69    $      12.38    $       4.10
Class B:
 Net Assets                            $ 47,406,006    $     588,407    $  2,807,456    $  8,894,196    $140,183,327
 Shares authorized                      100,000,000        unlimited       unlimited       unlimited      80,000,000
 Par Value                             $       0.01    $       0.001    $      0.001    $       0.00    $       0.00
 Shares outstanding                       5,506,973           56,127         275,830         771,220      36,017,637
 Net asset value and redemption
  price per share(2)                   $       8.61    $       10.48    $      10.18    $      11.53    $       3.89
 Maximum offering price per share      $       8.61    $       10.48    $      10.18    $      11.53    $       3.89
Class C:
 Net Assets                            $ 13,743,672    $     440,437    $  4,469,970    $  5,195,903    $  5,504,965
 Shares authorized                       50,000,000        unlimited       unlimited       unlimited      20,000,000
 Par Value                             $       0.01    $       0.001    $      0.001    $       0.00    $       0.00
 Shares outstanding                       1,596,171           41,968         438,843         431,180       1,416,261
 Net asset value and redemption
  price per share(2)                   $       8.61    $       10.49    $      10.19    $      12.05    $       3.89
 Maximum offering price per share      $       8.61    $       10.49    $      10.19    $      12.05    $       3.89
Class M:
 Net Assets                            $    247,128              n/a             n/a             n/a    $  7,077,475
 Shares authorized                       10,000,000              n/a             n/a             n/a       5,000,000
 Par Value                             $       0.01              n/a             n/a             n/a    $       0.00
 Shares outstanding                          28,630              n/a             n/a             n/a       1,816,220
 Net asset value and redemption
  price per share                      $       8.63              n/a             n/a             n/a    $       3.90
 Maximum offering price
  per share (3.25%)(3)                 $       8.92              n/a             n/a             n/a    $       4.03
Class Q:
 Net Assets                            $    475,605              n/a             n/a    $    236,081    $         22
 Shares authorized                       50,000,000              n/a             n/a       unlimited      20,000,000
 Par Value                             $       0.01              n/a             n/a    $       0.00    $       0.00
 Shares outstanding                          55,100              n/a             n/a          21,123               6
 Net asset value and redemption
  price per share                      $       8.63              n/a             n/a    $      11.18    $       3.89
 Maximum offering price per share      $       8.63              n/a             n/a    $      11.18    $       3.89
Class T:
 Net Assets                            $ 17,646,983              n/a             n/a             n/a             n/a
 Shares authorized                       10,000,000              n/a             n/a             n/a             n/a
 Par Value                             $       0.01              n/a             n/a             n/a             n/a
 Shares outstanding                       2,045,391              n/a             n/a             n/a             n/a
 Net asset value and redemption
  price per share(2)                   $       8.63              n/a             n/a             n/a             n/a
 Maximum offering price per share      $       8.63              n/a             n/a             n/a             n/a

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2001
--------------------------------------------------------------------------------


                                                    Pilgrim          Pilgrim          Pilgrim          ING Pilgrim      Lexington
                                                 High Yield II      High Yield      Money Market       Money Market    Money Market
                                                     Fund           Bond Fund           Fund               Fund           Trust
                                                 -------------    -------------    -------------      -------------   -------------
ASSETS:
Investments in securities at value*              $ 268,817,768    $  36,822,718    $          --      $          --   $          --
Investment in Primary Reserve
 Institutional Fund                                         --               --      139,455,512(1)              --              --
Short-term investments at amortized cost            10,291,000          211,000               --        528,103,811      63,245,319
Cash                                                 2,611,239        3,082,428              157             30,023          58,633
Receivables:
  Investment securities sold                         4,916,125        2,025,000               --                 --              --
  Fund shares sold                                     454,904          169,362        1,071,454            520,614         126,462
  Dividends and interest                             9,971,969          789,325           19,638          5,570,268              --
  Other                                                     --              217           16,389                919              --
Prepaid expenses                                        14,562           18,242            9,436            129,683          18,141
Reimbursement due from manager                          32,949            9,582               --            249,241          11,206
                                                 -------------    -------------    -------------      -------------   -------------
  Total assets                                     297,110,516       43,127,874      140,572,586        534,604,559      63,459,761
                                                 -------------    -------------    -------------      -------------   -------------
LIABILITIES:
Payable for investment securities purchased          1,470,673        3,057,349               --                 --              --
Payable for fund shares redeemed                     2,583,602          140,598        7,608,612          2,161,062          43,405
Payable to affiliates                                  241,996           30,317           15,291            218,901          26,788
Other accrued expenses and liabilities               1,395,035          101,063          137,894            460,599         212,412
                                                 -------------    -------------    -------------      -------------   -------------
  Total liabilities                                  5,691,306        3,329,327        7,761,797          2,840,562         282,605
                                                 -------------    -------------    -------------      -------------   -------------
NET ASSETS                                       $ 291,419,210    $  39,798,547    $ 132,810,789      $ 531,763,997   $  63,177,156
                                                 =============    =============    =============      =============   =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                  $ 851,745,982    $  42,536,894    $ 132,736,296      $ 531,756,979   $  63,176,885
Undistributed (distributions in excess of) net
 investment income                                  (1,416,713)             937           74,493              7,018              --
Accumulated net realized gain (loss)
 on investments                                   (360,318,100)      (1,772,793)              --                 --             271
Net unrealized depreciation of investments        (198,591,959)        (966,491)              --                 --              --
                                                 -------------    -------------    -------------      -------------   -------------
NET ASSETS                                       $ 291,419,210    $  39,798,547    $ 132,810,789      $ 531,763,997   $  63,177,156
                                                 =============    =============    =============      =============   =============

* Cost of securities                             $ 467,315,030    $  37,789,209               --                 --              --

----------
(1)  Represents an investment of 139,455,512 shares.

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2001
--------------------------------------------------------------------------------

                                              Pilgrim         Pilgrim          Pilgrim       ING Pilgrim       Lexington
                                           High Yield II     High Yield      Money Market    Money Market    Money Market
                                               Fund          Bond Fund           Fund            Fund            Trust
                                           ------------     ------------     ------------    ------------    ------------
Class A:
 Net Assets                                $ 55,229,639     $ 33,458,967     $ 73,289,762    $515,650,565    $ 63,177,156
 Shares authorized                            unlimited        unlimited        unlimited       unlimited       unlimited
 Par Value                                 $       0.00     $      0.001     $       0.00    $      0.001    $       0.01
 Shares outstanding                           6,355,696        3,573,856       73,296,192     515,660,297      63,176,885
 Net asset value and redemption
  price per share                          $       8.69     $       9.36     $       1.00    $       1.00    $       1.00
 Maximum offering price
  per share (4.75%)(1)                     $       9.12(1)  $       9.83(1)  $       1.00    $       1.00    $       1.00
Class B:
 Net Assets                                $181,175,049     $  5,025,182     $ 32,116,695    $  2,713,828             n/a
 Shares authorized                            unlimited        unlimited        unlimited       unlimited             n/a
 Par Value                                 $       0.00     $      0.001     $       0.00    $      0.001             n/a
 Shares outstanding                          20,789,782          536,867       32,121,103       2,714,457             n/a
 Net asset value and redemption
  price per share(2)                       $       8.71     $       9.36     $       1.00    $       1.00             n/a
 Maximum offering price per share          $       8.71     $       9.36     $       1.00    $       1.00             n/a
Class C:
 Net Assets                                $ 33,462,696     $  1,314,398     $ 27,404,332    $  2,583,134             n/a
 Shares authorized                            unlimited        unlimited        unlimited       unlimited             n/a
 Par Value                                 $       0.00     $      0.001     $       0.00    $      0.001             n/a
 Shares outstanding                           3,841,255          140,357       27,408,096       2,583,300             n/a
 Net asset value and redemption
  price per share(2)                       $       8.71     $       9.36     $       1.00    $       1.00             n/a
 Maximum offering price per share          $       8.71     $       9.36     $       1.00    $       1.00             n/a
Class I:
 Net Assets                                         n/a              n/a              n/a    $ 10,816,470             n/a
 Shares authorized                                  n/a              n/a              n/a       unlimited             n/a
 Par Value                                          n/a              n/a              n/a    $      0.001             n/a
 Shares outstanding                                 n/a              n/a              n/a      10,818,811             n/a
 Net asset value and redemption
  price per share                                   n/a              n/a              n/a    $       1.00             n/a
 Maximum offering price per share                   n/a              n/a              n/a    $       1.00             n/a
Class Q:
 Net Assets                                $  3,041,372              n/a              n/a             n/a             n/a
 Shares authorized                            unlimited              n/a              n/a             n/a             n/a
 Par Value                                 $       0.00              n/a              n/a             n/a             n/a
 Shares outstanding                             349,105              n/a              n/a             n/a             n/a
 Net asset value and redemption
  price per share                          $       8.71              n/a              n/a             n/a             n/a
 Maximum offering price per share          $       8.71              n/a              n/a             n/a             n/a
Class T:
 Net Assets                                $ 18,510,454              n/a              n/a             n/a             n/a
 Shares authorized                            unlimited              n/a              n/a             n/a             n/a
 Par Value                                 $       0.00              n/a              n/a             n/a             n/a
 Shares outstanding                           2,127,555              n/a              n/a             n/a             n/a
 Net asset value and redemption
  price per share(2)                       $       8.70              n/a              n/a             n/a             n/a
 Maximum offering price per share          $       8.70              n/a              n/a             n/a             n/a

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                          Pilgrim GNMA Income Fund        Pilgrim National Tax-Exempt Bond Fund
                                                       -------------------------------    -------------------------------------
                                                           Three                                 Five
                                                       Months Ended        Year Ended        Months Ended       Period Ended
                                                         March 31,        December 31,         March 31,         October 31,
                                                           2001               2000               2001              2000(1)
                                                       ------------       ------------       ------------       ------------
INVESTMENT INCOME:
Interest                                               $  7,393,546       $ 27,343,268       $    537,870       $  1,194,627
                                                       ------------       ------------       ------------       ------------
  Total investment income                                 7,393,546         27,343,268            537,870          1,194,627
                                                       ------------       ------------       ------------       ------------
EXPENSES:
Investment management fees                                  565,984          1,949,162             48,847            101,496
Distribution and service fees:
  Class A                                                   248,850            377,532             32,912            104,444
  Class B                                                    44,553                819              1,960                 --
  Class C                                                    11,343              2,634              1,838                 --
  Class M                                                       195                 --                 --                 --
  Class Q                                                       109                 --                 --                 --
  Class T                                                    11,318                 --                 --                 --
Transfer agent fees                                         142,267            631,637             16,608             55,554
Shareholder reporting fees                                   27,533            229,673              4,912              8,415
Registration and filing fees                                 27,111             82,813              4,822             30,803
Recordkeeping and pricing fees                                5,489                 --              8,429                 --
Professional fees                                            20,500             32,946              9,043             14,999
Custody fees                                                 13,590             77,000              5,999             58,861
Shareholder servicing fees                                       --              1,151                 --             50,893
Directors' fees                                               7,800            104,275              1,539              4,190
Insurance fees                                                  991                 --                369                 --
Miscellaneous fees                                           11,800            181,173              1,481              1,681
Administrative fees                                         106,940            151,465              9,769                 --
Merger fees                                                  47,913                 --                 --                 --
                                                       ------------       ------------       ------------       ------------
  Total expenses                                          1,294,286          3,822,280            148,528            431,336
                                                       ------------       ------------       ------------       ------------
Less:
  Waived and reimbursed fees                                     --                 --             42,130            234,950
                                                       ------------       ------------       ------------       ------------
  Net expenses                                            1,294,286          3,822,280            106,398            196,386
                                                       ------------       ------------       ------------       ------------
Net investment income                                     6,099,260         23,520,988            431,472            998,241
                                                       ------------       ------------       ------------       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss) on investments                   2,155,030         (3,100,065)            44,668           (102,700)
Net change in unrealized appreciation of investments     10,658,686         14,939,928            860,228            365,449
                                                       ------------       ------------       ------------       ------------
  Net realized and unrealized gain on investments        12,813,716         11,839,863            904,896            262,749
                                                       ------------       ------------       ------------       ------------
Increase in net assets resulting from operations       $ 18,912,976       $ 35,360,851       $  1,336,368       $  1,260,990
                                                       ============       ============       ============       ============

----------
(1)  The Fund commenced operations on November 8, 1999.

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                 Pilgrim Intermediate Bond Fund       Pilgrim Strategic Income Fund
                                                                 ------------------------------       -----------------------------
                                                                      Five                                  Nine
                                                                  Months Ended      Year Ended          Months Ended   Year Ended
                                                                    March 31,       October 31,           March 31,     June 30,
                                                                      2001              2000                2001          2000
                                                                  -----------       -----------         -----------    -----------
INVESTMENT INCOME:
Dividends                                                         $    57,288       $        --         $    45,732    $    65,811
Interest (net of foreign withholding tax)*                          1,288,624         2,732,297           1,007,496      1,073,053
                                                                  -----------       -----------         -----------    -----------
  Total investment income                                           1,345,912         2,732,297           1,053,228      1,138,864
                                                                  -----------       -----------         -----------    -----------
EXPENSES:
Investment management fees                                             83,074           182,829              60,425         59,874
Distribution and service fees:
  Class A                                                              46,349           196,111              20,448         10,355
  Class B                                                               9,877                --              30,821         37,680
  Class C                                                              23,977                --              24,750         38,579
  Class Q                                                                  --                --                 439            444
Transfer agent fees                                                    28,245           119,870              65,689        110,300
Shareholder reporting fees                                              8,811            22,299               9,316          6,894
Registration and filing fees                                           30,395            49,549              43,807         76,124
Recordkeeping and pricing fees                                          3,910                --               7,641         10,474
Professional fees                                                       8,718            25,976               3,562          4,341
Custody fees                                                           10,733            71,544               4,528          6,768
Shareholder servicing fees                                                 --            91,401                  --          4,683
Directors' fees                                                         1,854             4,930                 849            961
Insurance fees                                                            882                --                 428            247
Miscellaneous fees                                                      2,602             8,945                  94          7,570
Interest and credit facility fees                                          --                --               4,932          1,218
Administrative fees                                                    16,615                --                  --             --
Merger fees                                                                --                --              16,087             --
                                                                  -----------       -----------         -----------    -----------
  Total expenses                                                      276,042           773,454             293,816        376,512
                                                                  -----------       -----------         -----------    -----------
Less:
  Waived and reimbursed fees                                           63,068           370,293             119,001        208,068
  Earnings credits                                                         --                --                  --            174
                                                                  -----------       -----------         -----------    -----------
  Net expenses                                                        212,974           403,161             174,815        168,270
                                                                  -----------       -----------         -----------    -----------
Net investment income                                               1,132,938         2,329,136             878,413        970,594
                                                                  -----------       -----------         -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments                             1,830,366          (143,795)           (457,477)      (763,126)
Net realized loss on foreign currencies                                    --                --             (20,536)        (1,151)
Net change in unrealized appreciation (depreciation) of:
  Investments                                                         890,496           538,098          (1,352,115)       133,421
  Foreign currencies                                                       --                --             281,963             --
                                                                  -----------       -----------         -----------    -----------
  Net realized and unrealized gain (loss)
   on investments and foreign currencies                            2,720,862           394,303          (1,548,165)      (630,856)
                                                                  -----------       -----------         -----------    -----------
Increase (decrease) in net assets resulting from operations       $ 3,853,800       $ 2,723,439         $  (669,752)   $   339,738
                                                                  ===========       ===========         ===========    ===========
*Foreign withholding tax                                                   --                --         $    23,382             --

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                              Pilgrim High Yield Fund         Pilgrim High Yield Fund II
                                          ------------------------------    ------------------------------
                                              Nine                              Nine
                                          Months Ended       Year Ended     Months Ended       Year Ended
                                            March 31,         June 30,        March 31,         June 30,
                                              2001              2000            2001              2000
                                          -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends                                 $          --    $       4,556    $     135,152    $     110,519
Interest                                     21,165,666       41,985,263       15,816,091       12,270,565
                                          -------------    -------------    -------------    -------------
  Total investment income                    21,165,666       41,989,819       15,951,243       12,381,084
                                          -------------    -------------    -------------    -------------
EXPENSES:
Investment management fees                    1,082,525        2,204,503          755,481          634,448
Distribution and service fees:
  Class A                                       122,176          272,149           83,146           60,360
  Class B                                     1,205,884        2,354,893          677,560          570,886
  Class C                                        39,120           42,730          142,256          193,491
  Class M                                        52,749          140,963               --               --
  Class Q                                            19               --            7,403            9,563
  Class T                                            --               --          118,637           53,509
Transfer agent fees                             275,121          512,832          195,423          168,720
Shareholder reporting fees                       98,640          132,754           45,446           48,679
Registration and filing fees                     64,105          141,878          105,148           65,175
Recordkeeping and pricing fees                   62,198           82,633           36,696           23,058
Professional fees                                44,114           58,764           26,066           27,764
Custody fees                                     52,608           65,868            9,176           20,371
Shareholder servicing fees                           --           17,387               --            5,385
Directors' fees                                  17,262           23,000            5,754            5,957
Insurance fees                                    4,934           17,921            1,370            1,844
Miscellaneous fees                                7,120           95,047            7,174            9,369
Interest and credit facility fees                    --           19,712               --            6,241
Merger fees                                          --               --           30,331           77,210
                                          -------------    -------------    -------------    -------------
  Total expenses                              3,128,575        6,183,034        2,247,067        1,982,030
                                          -------------    -------------    -------------    -------------
Less:
  Waived and reimbursed fees                    170,488          423,592          280,311          218,609
                                          -------------    -------------    -------------    -------------
  Net expenses                                2,958,087        5,759,442        1,966,756        1,763,421
                                          -------------    -------------    -------------    -------------
Net investment income                        18,207,579       36,230,377       13,984,487       10,617,663
                                          -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on investments            (84,180,612)     (25,618,407)     (30,313,380)      (5,014,882)
Net realized loss on foreign currencies          (1,040)              --               --               --
Net change in unrealized appreciation
 (depreciation) of:
  Investments                                24,598,891      (31,769,051)    (171,629,272)      (2,564,989)
  Foreign currencies                                 --               --          (94,697)              --
                                          -------------    -------------    -------------    -------------
  Net realized and unrealized loss on
   investments and foreign currencies       (59,582,761)     (57,387,458)    (202,037,349)      (7,579,871)
                                          -------------    -------------    -------------    -------------
Increase (decrease) in net assets
 resulting from operations                $ (41,375,182)   $ (21,157,081)   $(188,052,862)   $   3,037,792
                                          =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                   Pilgrim High Yield Bond Fund     Pilgrim Money Market Fund
                                                   ----------------------------    ---------------------------
                                                       Five                            Nine
                                                   Months Ended     Year Ended     Months Ended   Period Ended
                                                     March 31,      October 31,      March 31,      June 30,
                                                       2001            2000            2001          2000(1)
                                                   -----------      -----------    -----------     -----------
INVESTMENT INCOME:
Dividends                                          $   244,064      $        --      4,049,637       2,010,152
Interest (net of foreign withholding tax)*           1,449,416        3,908,649             --              --
Other income                                           165,582               --             --              --
                                                   -----------      -----------    -----------     -----------
  Total investment income                            1,859,062        3,908,649      4,049,637       2,010,152
                                                   -----------      -----------    -----------     -----------
EXPENSES:
Investment management fees                             106,709          259,537             --              --
Distribution and service fees:
  Class A                                               48,304          213,443        108,045          57,425
  Class B                                               19,875               --        131,260          78,467
  Class C                                                6,387               --        101,403          28,963
Transfer agent fees                                     27,909          128,385         85,766          39,317
Shareholder reporting fees                               8,701           23,455         17,536          19,525
Registration and filing fees                            28,217           49,295         23,149          32,932
Recordkeeping and pricing fees                           3,041               --         16,440          10,937
Professional fees                                        9,193           27,374          7,398          13,063
Custody fees                                             3,986           59,711          5,480           7,898
Shareholder servicing fees                                  --           99,815             --           1,739
Directors' fees                                          1,888            4,949            822             890
Insurance fees                                             860               --            847             710
Miscellaneous fees                                       2,917            8,935            547             551
Interest and credit facility fees                           --               --             --              59
Commitment fees                                             --               --          1,390              --
Organization fees                                           --               --          2,466         115,945
Administrative fees                                     16,417               --        166,203          80,974
                                                   -----------      -----------    -----------     -----------
  Total expenses                                       284,404          874,899        668,752         489,395
                                                   -----------      -----------    -----------     -----------
Less:
  Waived and reimbursed fees/(recoupment)               85,681          417,377       (101,689)        101,689
  Earnings credits                                          --               --             --             844
                                                   -----------      -----------    -----------     -----------
  Net expenses                                         198,723          457,522        770,441         386,862
                                                   -----------      -----------    -----------     -----------
Net investment income                                1,660,339        3,451,127      3,279,196       1,623,290
                                                   -----------      -----------    -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss) on investments                145,407       (1,738,019)            --              --
Net change in unrealized appreciation
 (depreciation) of investments                         447,611       (1,140,527)            --              --
                                                   -----------      -----------    -----------     -----------
  Net realized and unrealized gain
   (loss) on investments                               593,108       (2,878,546)            --              --
                                                   -----------      -----------    -----------     -----------
Increase in net assets resulting from operations   $ 2,253,357      $   572,581    $ 3,279,196     $ 1,623,290
                                                   ===========      ===========    ===========     ===========
*Foreign withholding tax                           $       404               --             --              --

----------
(1)  The Fund commenced operations on July 12, 1999.

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                       ING Pilgrim Money Market Fund       Lexington Money Market Trust
                                                       ----------------------------        ----------------------------
                                                           Five                               Three
                                                       Months Ended      Year Ended        Months Ended     Year Ended
                                                         March 31,       October 31,        March 31,       December 31,
                                                           2001             2000               2001            2000
                                                       -----------       -----------       -----------      -----------
INVESTMENT INCOME:
Interest                                               $13,292,074       $23,674,422       $   890,317      $ 5,126,280
                                                       -----------       -----------       -----------      -----------
  Total investment income                               13,292,074        23,674,422           890,317        5,126,280
                                                       -----------       -----------       -----------      -----------
EXPENSES:
Investment management fees                                 514,331           932,291            77,318          403,175
Distribution and service fees:
  Class A                                                1,513,076         1,795,994                --               --
  Class B                                                   12,061                --                --               --
  Class C                                                    9,504                --                --               --
Transfer agent fees                                        337,216         1,008,253            27,835          116,340
Shareholder reporting fees                                  35,542            73,132            13,140           41,116
Registration and filing fees                               133,338           245,760             8,974           24,348
Recordkeeping and pricing fees                              30,885                --             5,085               --
Professional fees                                           48,473            69,011             2,700           23,124
Custody fees                                                12,764            77,439             3,618           40,482
Shareholder servicing fees                                      --           892,631                --           52,601
Directors' fees                                             13,215             9,270             1,350          101,465
Insurance fees                                               4,608                --               244               --
Miscellaneous fees                                          22,068            28,021             1,350           65,912
                                                       -----------       -----------       -----------      -----------
  Total expenses                                         2,687,081         5,131,802           141,614          868,563
                                                       -----------       -----------       -----------      -----------
Less:
  Waived and reimbursed fees                             1,089,181         2,411,399                --           91,935
                                                       -----------       -----------       -----------      -----------
  Net expenses                                           1,597,900         2,720,403           141,614          776,628
                                                       -----------       -----------       -----------      -----------
Net investment income                                   11,694,174        20,954,019           748,703        4,349,652
                                                       -----------       -----------       -----------      -----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                --                --               271               --
                                                       -----------       -----------       -----------      -----------
Increase in net assets resulting from operations       $11,694,174       $20,954,019       $   748,974      $ 4,349,652
                                                       ===========       ===========       ===========      ===========

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                         Pilgrim National
                                                           Pilgrim GNMA Income Fund                    Tax-Exempt Bond Fund
                                               -----------------------------------------------    ------------------------------
                                                  Three             Year             Year             Five            Period
                                               Months Ended         Ended            Ended        Months Ended        Ended
                                                 March 31,       December 31,     December 31,      March 31,       October 31,
                                                   2001             2000             1999             2001            2000(1)
                                               -------------    -------------    -------------    -------------    -------------
Increase in net assets from operations:
Net investment income                          $   6,099,260    $  23,520,988    $  20,453,437    $     431,472    $     998,241
Net realized gain (loss) on investments            2,155,030       (3,100,065)      (1,512,537)          44,668         (102,700)
Net change in unrealized appreciation
 (depreciation) of investments                    10,658,686       14,939,928      (17,574,398)         860,228          365,449
                                               -------------    -------------    -------------    -------------    -------------
Net increase in net assets resulting
 from operations                                  18,912,976       35,360,851        1,366,502        1,336,368        1,260,990
                                               -------------    -------------    -------------    -------------    -------------
Distributions to shareholders:
Net investment income
  Class A                                         (5,337,765)     (20,940,972)     (20,595,801)        (417,398)        (986,356)
  Class B                                            (15,248)              --               --           (7,240)          (6,239)
  Class C                                            (21,052)              --               --           (6,803)          (5,646)
                                               -------------    -------------    -------------    -------------    -------------
Total distributions                               (5,374,065)     (20,940,972)     (20,595,801)        (431,441)        (998,241)
                                               -------------    -------------    -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                 100,862,198      125,118,144      220,636,961       17,443,083       21,152,018
Net proceeds from shares issued in merger        121,277,768               --               --               --               --
Shares resulting from dividend reinvestments       4,928,490       19,059,996       18,731,683          419,386          991,319
                                               -------------    -------------    -------------    -------------    -------------
                                                 227,068,456      144,178,140      239,368,644       17,862,469       22,143,337
Cost of shares redeemed                          (82,941,057)    (163,864,918)    (117,150,009)     (18,006,608)         (69,216)
                                               -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions       144,127,399      (19,686,778)     122,218,635         (144,139)      22,074,121
                                               -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets            157,666,310       (5,266,899)     102,989,336          760,788       22,336,870
                                               -------------    -------------    -------------    -------------    -------------
Net assets, beginning of period                  371,313,555      376,580,454      273,591,118       22,341,870            5,000
                                               -------------    -------------    -------------    -------------    -------------
Net assets, end of period                      $ 528,979,865    $ 371,313,555    $ 376,580,454    $  23,102,658    $  22,341,870
                                               =============    =============    =============    =============    =============
Undistributed net investment income            $   3,111,865    $   2,580,016    $         411    $         260    $         229
                                               =============    =============    =============    =============    =============

----------
(1)  The Fund commenced operations on November 8, 1999.

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                               Pilgrim Intermediate Bond Fund                Pilgrim Strategic Income Fund
                                         ------------------------------------------   ------------------------------------------
                                             Five           Year          Period          Nine           Year       Three Months
                                         Months Ended      Ended          Ended       Months Ended      Ended          Ended
                                           March 31,     October 31,    October 31,     March 31,      June 30,       June 30,
                                             2001           2000          1999(1)         2001           2000           1999
                                         ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets
 from operations:
Net investment income                    $  1,132,938   $  2,329,136   $  1,499,954   $    878,413   $    970,594   $    388,563
Net realized gain (loss) on investments
 and foreign currencies                     1,830,366       (143,795)    (1,238,970)      (478,013)      (764,277)      (459,604)
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currencies                           890,496        538,098       (720,632)    (1,070,152)       133,421        (72,404)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations                  3,853,800      2,723,439       (459,648)      (669,752)       339,738       (143,445)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Distributions to shareholders:
Net investment income
  Class A                                    (919,767)    (2,041,049)    (1,382,288)      (146,883)            --             --
  Class B                                     (61,258)      (101,798)       (54,075)      (247,615)            --             --
  Class C                                    (152,036)      (163,643)       (23,989)      (202,833)            --             --
  Class Q                                          --             --             --        (14,262)            --             --
  Class X                                          --        (42,824)       (39,602)            --             --             --
  Retail Classes                                   --             --             --             --       (951,573)      (187,766)
  Advisory and Institutional Classes               --             --             --             --        (14,213)      (121,982)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Total distributions                        (1,133,061)    (2,349,314)    (1,499,954)      (611,593)      (965,786)      (309,748)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Capital Share Transactions:
Net proceeds from sale of shares           31,247,228     13,626,853     48,819,278     18,837,830     17,563,244     24,148,535
Net proceeds from shares issued
 in merger                                         --             --             --     38,298,220             --             --
Shares resulting from dividend
 reinvestments                              1,079,112      2,286,176      1,482,253        154,206        496,450        108,053
                                         ------------   ------------   ------------   ------------   ------------   ------------
                                           32,326,340     15,913,029     50,301,531     57,290,256     18,059,694     24,256,588
Cost of shares redeemed                   (31,389,778)   (15,129,247)   (12,289,491)   (13,958,363)   (22,583,786)   (43,838,394)(2)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                           936,562        783,782     38,012,040     43,331,893     (4,524,092)   (19,581,806)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets       3,657,301      1,157,907     36,052,438     42,050,548     (5,150,140)   (20,034,999)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net assets, beginning of period            37,217,488     36,059,581          7,143     11,380,184     16,530,324     36,565,323
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net assets, end of period                $ 40,874,789   $ 37,217,488   $ 36,059,581   $ 53,430,732   $ 11,380,184   $ 16,530,324
                                         ============   ============   ============   ============   ============   ============
Undistributed (distributions in
 excess of) net investment income        $       (123)  $         --   $     20,178   $    662,982   $    491,239   $    138,021
                                         ============   ============   ============   ============   ============   ============

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Includes the redemption of 1,436,000 shares of Class I with a cost of $17,917,765.

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               Pilgrim High Yield Fund                       Pilgrim High Yield Fund II
                                    ---------------------------------------------   --------------------------------------------
                                        Nine             Year            Year           Nine            Year        Three Months
                                    Months Ended        Ended           Ended       Months Ended       Ended           Ended
                                      March 31,        June 30,        June 30,       March 31,       June 30,        June 30,
                                        2001             2000            1999           2001            2000            1999
                                    -------------   -------------   -------------   -------------   -------------   ------------
Increase (decrease) in net
 assets from operations:
Net investment income               $  18,207,579   $  36,230,377   $  32,082,228   $  13,984,487   $  10,617,663   $  2,117,917
Net realized loss on investments
 and foreign currencies               (84,181,652)    (25,618,407)    (39,880,708)    (30,313,380)     (5,014,882)    (1,651,059)
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign
 currencies                            24,598,891     (31,769,051)     (9,008,796)   (171,723,969)     (2,564,989)     1,222,666
                                    -------------   -------------   -------------   -------------   -------------   ------------
Net increase (decrease) in
 net assets resulting from
 operations                           (41,375,182)    (21,157,081)    (16,807,276)   (188,052,862)      3,037,792      1,689,524
                                    -------------   -------------   -------------   -------------   -------------   ------------
Distributions to shareholders:
Net investment income
  Class A                              (5,135,551)             --              --      (2,817,607)             --             --
  Class B                             (11,970,081)             --              --      (7,662,538)             --             --
  Class C                                (384,454)             --              --      (1,602,144)             --             --
  Class M                                (715,679)             --              --              --              --             --
  Class Q                                    (774)             --              --        (339,297)             --             --
  Class T                                      --              --              --      (2,078,844)             --             --
  Retail Classes                               --     (36,230,374)    (33,382,295)             --     (10,642,507)    (1,816,752)
  Advisory and Institutional
   Classes                                     --              (3)             --              --        (408,689)      (243,368)
Tax return of capital                  (4,442,387)     (2,218,003)       (604,370)             --              --             --
                                    -------------   -------------   -------------   -------------   -------------   ------------
Total distributions                   (22,648,926)    (38,448,380)    (33,986,665)    (14,500,430)    (11,051,196)    (2,060,120)
                                    -------------   -------------   -------------   -------------   -------------   ------------
Capital Share Transactions:
Net proceeds from sale of shares       98,580,483     169,075,396     338,787,788     225,162,311      52,761,331      5,060,774
Net proceeds from shares issued
 in merger                                     --              --              --     157,469,063     142,232,354             --
Shares resulting from dividend
 reinvestments                          7,751,412      14,545,896      15,394,375       5,223,248       4,467,190        636,667
                                    -------------   -------------   -------------   -------------   -------------   ------------
                                      106,331,895     183,621,292     354,182,163     387,854,622     199,460,875      5,697,441
Cost of shares redeemed              (137,899,986)   (237,672,115)   (162,095,950)    (93,091,171)    (72,762,619)   (24,199,756)(1)
Equalization                              (85,563)             --              --              --              --             --
                                    -------------   -------------   -------------   -------------   -------------   ------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                   (31,653,654)    (54,050,823)    192,086,213     294,763,451     126,698,256    (18,502,315)
                                    -------------   -------------   -------------   -------------   -------------   ------------
Net increase (decrease) in
 net assets                           (95,677,762)   (113,656,284)    141,292,272      92,210,159     118,684,852    (18,872,911)
                                    -------------   -------------   -------------   -------------   -------------   ------------
Net assets, beginning of period       304,147,676     417,803,960     276,511,688     199,209,051      80,524,199     99,397,110
                                    -------------   -------------   -------------   -------------   -------------   ------------
Net assets, end of period           $ 208,469,914   $ 304,147,676   $ 417,803,960   $ 291,419,210   $ 199,209,051   $ 80,524,199
                                    =============   =============   =============   =============   =============   ============
Distributions in excess of net
 investment income                  $          --   $          --   $          --   $  (1,416,713)  $          --   $   (193,920)
                                    =============   =============   =============   =============   =============   ============

----------
(1) Includes the redemption of 907,000 shares of Class I with a cost of $11,636,641.

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         Pilgrim High Yield Bond Fund                 Pilgrim Money Market Fund
                                                ---------------------------------------------     ---------------------------------
                                                    Five           Year           Period               Nine            Period(1)
                                                Months Ended      Ended           Ended            Months Ended          Ended
                                                  March 31,     October 31,     October 31,          March 31,          June 30,
                                                    2001           2000           1999(2)              2001               2000
                                                ------------   ------------   ---------------     ---------------   ---------------
Increase (decrease) in net assets
 from operations:
Net investment income                           $  1,660,339   $  3,451,127   $     1,990,994     $     3,279,196   $     1,623,290
Net realized gain (loss) on investments              145,407     (1,738,019)           42,709                  --                --
Net change in unrealized appreciation
 (depreciation) of investments                       447,611     (1,140,527)         (273,575)                 --                --
                                                ------------   ------------   ---------------     ---------------   ---------------
Net increase in net assets resulting
 from operations                                   2,253,357        572,581         1,760,128           3,279,196         1,623,290
                                                ------------   ------------   ---------------     ---------------   ---------------
Distributions to shareholders:
Net investment income
  Class A                                         (1,411,395)    (3,026,673)       (1,875,514)         (2,280,631)               --
  Class B                                           (188,866)      (259,285)          (65,719)           (570,299)               --
  Class C                                            (59,588)      (104,775)          (19,232)           (446,529)               --
  Class X                                                 --        (80,495)          (30,529)                 --                --
  Retail Classes                                          --             --                --                  --        (1,623,290)
Net realized gain from investments                        --       (213,849)               --                  --                --
                                                ------------   ------------   ---------------     ---------------   ---------------
Total distributions                               (1,659,849)    (3,685,077)       (1,990,994)         (3,297,459)       (1,623,290)
                                                ------------   ------------   ---------------     ---------------   ---------------
Capital Share Transactions:
Net proceeds from sale of shares                   7,041,464     12,069,228        33,693,351       1,442,237,027     1,294,364,112
Shares resulting from dividend reinvestments       1,472,143      3,335,598         1,949,178           2,044,632           661,338
                                                ------------   ------------   ---------------     ---------------   ---------------
                                                   8,513,607     15,404,826        35,642,529       1,444,281,659     1,295,025,450
Cost of shares redeemed                           (8,856,718)    (7,296,899)         (866,087)     (1,404,348,937)   (1,202,129,120)
                                                ------------   ------------   ---------------     ---------------   ---------------
Net increase (decrease) in net assets
 resulting from capital share transactions          (343,111)     8,107,927        34,776,442          39,932,722        92,896,330
                                                ------------   ------------   ---------------     ---------------   ---------------
Net increase in net assets                           250,397      4,995,431        34,545,576          39,914,459        92,896,330
                                                ------------   ------------   ---------------     ---------------   ---------------
Net assets, beginning of period                   39,548,150     34,552,719             7,143          92,896,330                --
                                                ------------   ------------   ---------------     ---------------   ---------------
Net assets, end of period                       $ 39,798,547   $ 39,548,150   $    34,552,719     $   132,810,789   $    92,896,330
                                                ============   ============   ===============     ===============   ===============
Undistributed net investment income             $        937   $        447   $        20,101     $        74,493   $            --
                                                ============   ============   ===============     ===============   ===============

----------
(1)  The Fund commenced operations on July 12, 1999.
(2)  The Fund commenced operations on December 15, 1998.

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                ING Pilgrim Money Market Fund                  Lexington Money Market Trust
                                       ---------------------------------------------   --------------------------------------------
                                           Five            Year           Period          Three           Year            Year
                                       Months Ended       Ended           Ended        Months Ended      Ended           Ended
                                         March 31,      October 31,     October 31,      March 31,    December 31,    December 31,
                                           2001            2000           1999(1)          2001           2000            1999
                                       -------------   -------------   -------------   ------------   -------------   -------------
Increase in net assets
from operations:
Net investment income                  $  11,694,174   $  20,954,019   $   3,093,838   $    748,703   $   4,349,652   $   3,601,867
Net realized gain on investments                  --              --              --            271              --              --
                                       -------------   -------------   -------------   ------------   -------------   -------------
Net increase in net assets resulting
 from operations                          11,694,174      20,954,019       3,093,838        748,974       4,349,652       3,601,867
                                       -------------   -------------   -------------   ------------   -------------   -------------
Distributions to shareholders:
Net investment income
  Class A                                (11,319,230)    (19,815,480)     (3,055,168)      (757,321)     (4,341,034)     (3,601,867)
  Class B                                    (61,692)       (135,706)         (7,890)            --              --              --
  Class C                                    (47,516)        (53,814)         (5,583)            --              --              --
  Class I                                   (258,718)       (946,158)         (5,232)            --              --              --
  Class X                                         --         (22,875)        (19,965)            --              --              --
                                       -------------   -------------   -------------   ------------   -------------   -------------
Total distributions                      (11,687,156)    (20,974,033)     (3,093,838)      (757,321)     (4,341,034)     (3,601,867)
                                       -------------   -------------   -------------   ------------   -------------   -------------
Capital Share Transactions:
Net proceeds from sale of shares         434,532,850     937,201,052     332,232,395     16,156,660      85,250,442     100,237,881
Shares resulting from dividend
 reinvestments                            11,459,544      20,538,703       3,048,253        724,771       4,121,169       3,418,339
                                       -------------   -------------   -------------   ------------   -------------   -------------
                                         445,992,394     957,739,755     335,280,648     16,881,431      89,371,611     103,656,220
Cost of shares redeemed                 (372,069,868)   (733,044,049)   (102,129,030)   (16,555,408)   (124,370,412)    (93,294,926)
                                       -------------   -------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                       73,922,526     224,695,706     233,151,618        326,023     (34,998,801)     10,361,294
                                       -------------   -------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net assets     73,929,544     224,675,692     233,151,618        317,676     (34,990,183)     10,361,294
                                       -------------   -------------   -------------   ------------   -------------   -------------
Net assets, beginning of period          457,834,453     233,158,761           7,143     62,859,480      97,849,663      87,488,369
                                       -------------   -------------   -------------   ------------   -------------   -------------
Net assets, end of period              $ 531,763,997   $ 457,834,453   $ 233,158,761   $ 63,177,156   $  62,859,480   $  97,849,663
                                       =============   =============   =============   ============   =============   =============
Undistributed net
 investment income                     $       7,018   $          --   $      20,014   $         --   $       8,618   $          --
                                       =============   =============   =============   ============   =============   =============

----------
(1)  The Fund commenced operations on December 15, 1998.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                              PILGRIM GNMA INCOME FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             Class A
                                           ------------------------------------------------------------------------
                                           Three Months
                                              Ended                         Year Ended December 31,
                                             March 31,      ------------------------------------------------------
                                              2001(5)       2000(4)       1999        1998        1997        1996
                                              -------       -------       ----        ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period   $       8.41          8.08        8.53        8.40        8.12        8.19
 Income from investment operations:
 Net investment income                  $       0.12          0.54        0.50        0.48        0.51        0.53
 Net realized and unrealized gain
 (loss) on investments                  $       0.22          0.27       (0.45)       0.13        0.29       (0.08)
 Total from investment operations       $       0.34          0.81        0.05        0.61        0.80        0.45
 Less distributions from:
 Net investment income                  $       0.12          0.48        0.50        0.48        0.52        0.52
 Total distributions                    $       0.12          0.48        0.50        0.48        0.52        0.52
 Net asset value, end of period         $       8.63          8.41        8.08        8.53        8.40        8.12
 Total Return(1)                        %       4.09         10.36        0.58        7.52       10.20        5.71

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    449,460       368,615     376,580     273,591     158,071     133,777
 Ratios to average net assets:
 Expenses(2)                            %       1.16          1.06        0.99        1.01        1.01        1.05
 Net investment income(2)               %       5.75          6.54        6.04        5.85        6.28        6.56
 Portfolio turnover rate                %         33            65          25          54         134         129

                                                    Class B                     Class C            Class M      Class T
                                          --------------------------  --------------------------  ----------  ----------
                                          Three Months   October 6,   Three Months  October 13,    Feb. 26,    Feb. 26,
                                             Ended       2000(3) to      Ended       2000(3) to   2001(3) to  2001(3) to
                                           March 31,    December 31,    March 31,   December 31,   March 31,   March 31,
                                            2001(5)         2000         2001(5)        2000         2001        2001
                                            -------         ----         -------        ----         ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     8.40          8.20           8.40         8.24         8.51        8.51
 Income from investment operations:
 Net investment income                  $     0.13          0.09           0.11         0.09         0.04        0.04
 Net realized and unrealized gain
 on investments                         $     0.19          0.18           0.21         0.14         0.08        0.08
 Total from investment operations       $     0.32          0.27           0.32         0.23         0.12        0.12
 Less distributions from:
 Net investment income                  $     0.11          0.07           0.11         0.07           --          --
 Total distributions                    $     0.11          0.07           0.11         0.07           --          --
 Net asset value, end of period         $     8.61          8.40           8.61         8.40         8.63        8.63
 Total Return(1)                        %     3.70          3.32           3.69         2.82         1.41        1.41

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $   47,406           866         13,744        1,833          247      17,647
 Ratios to average net assets:
 Expenses(2)                            %     1.90          1.81           1.93         1.81         1.61        1.54
 Net investment income(2)               %     4.88          5.79           4.87         5.79         4.88        5.02
 Portfolio turnover rate                %       33            65             33           65           33          33

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of offering of shares.
(4) Effective July 26, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund.
(5)  The Fund changed it's fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM NATIONAL TAX-EXEMPT BOND FUND                                 Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                      Class A                      Class B                      Class C
                                             ------------------------     ------------------------     ------------------------
                                             Five Months    Period        Five Months    Period        Five Months    Period
                                                Ended       Ended            Ended       Ended            Ended       Ended
                                              March 31,   October 31,      March 31,   October 31,       March 31,  October 31,
                                               2001(4)      2000(1)         2001(4)      2000(1)          2001(4)     2000(1)
                                               -------      -------         -------      -------          -------     -------
Per Share Operating Performance:
 Net asset value, beginning of period    $      10.11        10.00           10.09        10.00            10.11       10.00
 Income from investment operations:
 Net investment income                   $       0.19         0.48            0.17         0.38             0.16        0.39
 Net realized and unrealized gains
 on investments                          $       0.39         0.11            0.39         0.11             0.38        0.12
 Total from investment operations        $       0.58         0.59            0.56         0.49             0.54        0.51
 Less distributions from:
 Net investment income                   $       0.19         0.48            0.17         0.40             0.16        0.40
 Total distributions                     $       0.19         0.48            0.17         0.40             0.16        0.40
 Net asset value, end of period          $      10.50        10.11           10.48        10.09            10.49       10.11
 Total Return(2):                        %       5.79         6.09            5.54         5.02             5.34        5.29

Ratios/Supplemental Data:
 Net assets, end of period (000's)       $     22,074       21,592             588          311              440         439
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     %       1.06         0.95            1.83         1.67             1.81        1.68
 Gross expenses prior to
 expense reimbursement(3)                %       1.50         2.12            2.17         2.32             2.16        2.33
 Net investment income after expense
 reimbursement(3)(5)                     %       4.45         4.92            3.69         3.93             3.70        4.00
 Portfolio turnover rate                 %          7           50               7           50                7          50

----------
(1)  Fund commenced operations on November 8, 1999.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed it's fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                        PILGRIM INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               Class A                                   Class B
                                               ---------------------------------------   ---------------------------------------
                                               Five Months      Year         Period      Five Months      Year         Period
                                                  Ended        Ended         Ended          Ended        Ended         Ended
                                                March 31,    October 31,   October 31,     March 31,   October 31,   October 31,
                                                 2001(4)        2000         1999(1)        2001(4)       2000         1999(1)
                                                 -------        ----         -------        -------       ----         -------
Per Share Operating Performance:
 Net asset value, beginning of period     $        9.52         9.40          10.00           9.52        9.40          10.00
 Income from investment operations:
 Net investment income                    $        0.28         0.61           0.45           0.26        0.53           0.40
 Net realized and unrealized gain (loss)
 on investments                           $        0.66         0.12          (0.60)          0.66        0.13          (0.61)
 Total from investment operations         $        0.94         0.73          (0.15)          0.92        0.66          (0.21)
 Less distributions from:
 Net investment income                    $        0.28         0.61           0.45           0.26        0.54           0.39
 Total distributions                      $        0.28         0.61           0.45           0.26        0.54           0.39
 Net asset value, end of period           $       10.18         9.52           9.40          10.18        9.52           9.40
 Total Return(2):                         %       10.01         8.11          (1.46)          9.74        7.30          (2.13)

Ratios/Supplemental Data:
 Net assets, end of period (000's)        $      33,597       29,893         32,013          2,807       1,523          1,958
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %        1.13         1.00           0.96           1.88        1.74           1.70
 Gross expenses prior to expense
 reimbursement(3)                         %        1.53         2.08           2.12           2.18        2.33           2.39
 Net investment income after
 expense reimbursement(3)(5)              %        6.94         6.48           5.38           6.20        5.71           4.83
 Portfolio turnover rate                  %         838          733            432            838         733            432

                                                         Class C
                                         ---------------------------------------
                                         Five Months      Year         Period
                                            Ended        Ended         Ended
                                          March 31,    October 31,   October 31,
                                           2001(4)        2000         1999(1)
                                           -------        ----         -------
Per Share Operating Performance:
 Net asset value, beginning of period        9.52         9.40          10.00
 Income from investment operations:
 Net investment income                       0.26         0.54           0.42
 Net realized and unrealized gain (loss)
 on investments                              0.67         0.12          (0.63)
 Total from investment operations            0.93         0.66          (0.21)
 Less distributions from:
 Net investment income                       0.26         0.54           0.39
 Total distributions                         0.26         0.54           0.39
 Net asset value, end of period             10.19         9.52           9.40
 Total Return(2):                            9.86         7.32          (2.10)

Ratios/Supplemental Data:
 Net assets, end of period (000's)          4,470        5,248          1,082
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                         1.85         1.73           1.71
 Gross expenses prior to expense
 reimbursement(3)                            2.18         2.32           2.44
 Net investment income after
 expense reimbursement(3)(5)                 6.37         5.74           4.94
 Portfolio turnover rate                      838          733            432

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed it's fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM STRATEGIC INCOME FUND                                         Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                Class A
                                              --------------------------------------------
                                                Nine                  Three
                                               Months       Year      Months     July 27,
                                               Ended       Ended      Ended     1998(1) to
                                              March 31,   June 30,   June 30,    March 31,
                                               2001(6)      2000      1999(2)      1999
                                               -------      ----      -------      ----
Per Share Operating Performance:
 Net asset value, beginning of period   $       12.07      12.59       12.89      13.08
 Income from investment operations:
 Net investment income                  $        0.23       0.92        0.26       0.53
 Net realized and unrealized
 gain (loss) on investments             $        0.08      (0.52)      (0.42)     (0.08)
 Total from investment operations       $        0.31       0.40       (0.16)      0.45
 Less distributions from:
 Net investment income                  $        0.59       0.92        0.14       0.53
 Net realized gains on
 investments                            $          --         --          --       0.11
 Total distributions                             0.59       0.92        0.14       0.64
 Net asset value, end of period         $       11.79      12.07       12.59      12.89
 Total Return(3):                       %        2.69       3.42       (1.23)      5.60

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      39,105      2,726       2,736      5,751
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %        1.03       0.96        0.90       0.96
 Gross expenses prior to expense
 reimbursement(4)                       %        1.73       2.64        1.56       1.98
 Net investment income
 after expense reimbursement(4)(5)      %        6.30       7.69        5.88       5.81
 Portfolio turnover rate                %         132        168          69        274

                                                                Class B
                                              --------------------------------------------
                                                Nine                  Three
                                               Months       Year      Months     July 27,
                                               Ended       Ended      Ended     1998(1) to
                                              March 31,   June 30,   June 30,    March 31,
                                               2001(6)      2000      1999(2)      1999
                                               -------      ----      -------      ----
Per Share Operating Performance:
 Net asset value, beginning of period   $       11.80      12.33       12.61      12.78
 Income from investment operations:
 Net investment income                  $        0.36       0.88        0.18       0.45
 Net realized and unrealized
 gain (loss) on investments             $       (0.08)     (0.53)      (0.33)     (0.05)
 Total from investment operations       $        0.28       0.35       (0.15)      0.40
 Less distributions from:
 Net investment income                  $        0.55       0.88        0.13       0.46
 Net realized gains on
 investments                            $          --         --          --       0.11
 Total distributions                             0.55       0.88        0.13       0.57
 Net asset value, end of period         $       11.53      11.80       12.33      12.61
 Total Return(3):                       %        2.52       3.00       (1.20)      5.17

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $       8,894      4,460       5,658      6,637
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %        1.53       1.36        1.29       1.37
 Gross expenses prior to expense
 reimbursement(4)                       %        2.55       3.04        1.95       2.42
 Net investment income
 after expense reimbursement(4)(5)      %        6.71       7.29        5.49       5.35
 Portfolio turnover rate                %         132        168          69        274

                                                                Class C
                                              --------------------------------------------
                                                Nine                   Three
                                               Months       Year       Months    July 27,
                                               Ended       Ended       Ended    1998(1) to
                                              March 31,   Juned 30,   June 30,   March 31,
                                               2001(6)      2000       1999(2)     1999
                                               -------      ----       -------     ----
Per Share Operating Performance:
 Net asset value, beginning of period   $       12.30      12.81       13.10      13.27
 Income from investment operations:
 Net investment income                  $        0.43       0.87        0.19       0.48
 Net realized and unrealized
 gain (loss) on investments             $       (0.13)     (0.51)      (0.35)     (0.06)
 Total from investment operations       $        0.30       0.36       (0.16)      0.42
 Less distributions from:
 Net investment income                  $        0.55       0.87        0.13       0.48
 Net realized gains on
 investments                            $          --         --          --       0.11
 Total distributions                             0.55       0.87        0.13       0.59
 Net asset value, end of period         $       12.05      12.30       12.81      13.10
 Total Return(3):                       %        2.55       3.02       (1.21)      5.19

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $       5,196      3,966       7,965      8,128
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %        1.51       1.36        1.29       1.36
 Gross expenses prior to expense
 reimbursement(4)                       %        2.55       3.04        1.95       2.41
 Net investment income
 after expense reimbursement(4)(5)      %        6.71       7.29        5.49       5.36
 Portfolio turnover rate                %         132        168          69        274

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, Pilgrim Investment, LLC, became the Investment Manager of the Fund and the Fund changed its fiscal year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                               PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 Class A
                                              --------------------------------------------------------------------------
                                              Nine Months
                                                Ended                             Year Ended June 30,
                                               March 31,       ---------------------------------------------------------
                                                2001(5)        2000         1999          1998          1997        1996
                                                -------        ----         ----          ----          ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period   $        5.04          5.93         6.94          6.80          6.36        6.15
 Income from investment
 operations:
 Net investment income                  $        0.34          0.56         0.58          0.61          0.61        0.59
 Net realized and unrealized gain
 (loss) on investments                  $       (1.05)        (0.85)       (0.96)         0.16          0.43        0.16
 Total from investment operations       $       (0.71)        (0.29)       (0.38)         0.77          1.04        0.75
 Less distributions from:
 Net investment income                  $        0.35          0.57         0.62          0.63          0.60        0.54
 Tax return of capital                  $        0.08          0.03         0.01            --            --          --
 Total distributions                    $        0.43          0.60         0.63          0.63          0.60        0.54
 Net asset value, end of period         $        3.90          5.04         5.93          6.94          6.80        6.36
 Total Return(2):                       %      (14.66)        (5.20)       (5.57)        11.71         17.14       12.72

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      55,704        85,870      131,535       102,424        35,940      18,691
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %        1.10          1.05         1.00          1.00          1.00        1.00
 Gross expenses prior to expense
 reimbursement(3)                       %        1.20          1.17         1.12          1.17          1.42        2.19
 Net investment income after
 expense reimbursement(3)(4)            %       10.65         10.41         9.32          9.05          9.54        9.46
 Portfolio turnover rate                %         100            89          184           209           394         399

                                                                                 Class B
                                              -----------------------------------------------------------------------------
                                              Nine Months                                                         July 17,
                                                Ended                       Year Ended June 30,                  1995(1) to
                                               March 31,       ---------------------------------------------      June 30,
                                                2001(5)        2000         1999          1998          1997        1996
                                                -------        ----         ----          ----          ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period   $        5.03          5.92         6.92          6.78          6.36        6.20
 Income from investment
 operations:
 Net investment income                  $        0.32          0.53         0.53          0.58          0.57        0.48
 Net realized and unrealized gain
 (loss) on investments                  $       (1.06)        (0.86)       (0.96)         0.14          0.41        0.14
 Total from investment operations       $       (0.74)        (0.33)       (0.43)         0.72          0.98        0.62
 Less distributions from:
 Net investment income                  $        0.32          0.53         0.56          0.58          0.56        0.46
 Tax return of capital                  $        0.08          0.03         0.01            --            --          --
 Total distributions                    $        0.40          0.56         0.57          0.58          0.56        0.46
 Net asset value, end of period         $        3.89          5.03         5.92          6.92          6.78        6.36
 Total Return(2):                       %      (15.18)        (5.91)       (6.23)        10.90         16.04       10.37

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     140,183       199,618      261,589       154,303        40,225       2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %        1.85          1.80         1.75          1.75          1.75        1.75
 Gross expenses prior to expense
 reimbursement(3)                       %        1.95          1.92         1.87          1.92          2.17        2.94
 Net investment income after
 expense reimbursement(3)(4)            %        9.89          9.66         8.57          8.30          8.64        9.02
 Portfolio turnover rate                %         100            89          184           209           394         339

                                                             Class C
                                              -------------------------------------
                                              Nine Months      Year        May 27,
                                                Ended         Ended      1999(1) to
                                               March 31,     June 30,     June 30,
                                                2001(5)        2000         1999
                                                -------        ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period   $        5.02          5.92         5.91
 Income from investment operations:
 Net investment income                  $        0.33          0.57         0.05
 Net realized and unrealized gain
 (loss) on investments                  $       (1.06)        (0.90)        0.01
 Total from investment operations       $       (0.73)        (0.33)        0.06
 Less distributions from:
 Net investment income                  $        0.32          0.57         0.05
 Tax return of capital                  $        0.08            --           --
 Total distributions                             0.40          0.57         0.05
 Net asset value, end of period         $        3.89          5.02         5.92
 Total Return(2):                       %      (15.00)        (5.99)        0.34

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $       5,505         5,930          551
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %        1.85          1.80         1.75
 Gross expenses prior to expense
 reimbursement(3)                       %        1.95          1.92         1.87
 Net investment income after expense
 reimbursement(3)(4)                    %        9.88          9.66         8.57
 Portfolio turnover rate                %         100            89          184

                                                                                Class M
                                              -----------------------------------------------------------------------------
                                              Nine Months      Year                                               July 17,
                                                Ended         Ended               Year Ended June 30,            1995(1) to
                                               March 31,     June 30,       --------------------------------      June 30,
                                                2001(5)        2000         1999          1998          1997        1996
                                                -------        ----         ----          ----          ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period   $        5.03          5.93         6.92          6.78          6.36        6.20
 Income from investment operations:
 Net investment income                  $        0.31          0.52         0.55          0.59          0.58        0.50
 Net realized and unrealized gain
 (loss) on investments                  $       (1.03)        (0.85)       (0.95)         0.14          0.41        0.14
 Total from investment operations       $       (0.72)        (0.33)       (0.40)         0.73          0.99        0.64
 Less distributions from:
 Net investment income                  $        0.33          0.54         0.58          0.59          0.57        0.48
 Tax return of capital                  $        0.08          0.03         0.01            --            --          --
 Total distributions                             0.41          0.57         0.59          0.59          0.57        0.48
 Net asset value, end of period         $        3.90          5.03         5.93          6.92          6.78        6.36
 Total Return(2):                       %      (14.82)        (5.86)       (5.85)        11.16         16.29       10.69

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $       7,077        12,730       24,129        19,785         8,848       1,243
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %        1.60          1.55         1.50          1.50          1.50        1.50
 Gross expenses prior to expense
 reimbursement(3)                       %        1.70          1.67         1.62          1.67          1.92        2.69
 Net investment income after expense
 reimbursement(3)(4)                    %       10.16          9.91         8.82          8.55          8.93        9.41
 Portfolio turnover rate                %         100            89          184           209           394         339

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(5)  The Fund changed it's fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM HIGH YIELD FUND II                                            Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                       Class A
                                              -----------------------------------------------------------
                                                Nine                    Three
                                               Months        Year       Months       Year       March 27,
                                               Ended        Ended       Ended       Ended        1998 to
                                              March 31,    June 30,    June 30,    March 31,    March 31,
                                               2001(7)       2000       1999(2)      1999        1998(1)
                                               -------       ----       -------      ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period   $       10.80       11.57        11.66      12.72         12.70
 Income from investment operations:
 Net investment income                  $        0.84        1.18         0.28       1.12          0.01
 Net realized and unrealized gain
 (loss) on investments                  $       (2.09)      (0.75)       (0.09)     (1.00)         0.01
 Total from investment operations       $       (1.25)       0.43         0.19       0.12          0.02
 Less distributions from:
 Net investment income                  $        0.86        1.20         0.28       1.18            --
 Total distributions                             0.86        1.20         0.28       1.18            --
 Net asset value, end of period         $        8.69       10.80        11.57      11.66         12.72
 Total Return(3):                       %      (11.87)       3.96         1.60       1.13          0.16

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      55,230      34,416       16,795     17,327         4,690
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %        1.10        1.18         1.10       1.12          1.06
 Gross expenses prior to expense
 reimbursement(4)                       %        1.32        1.37         1.37       1.53          1.06
 Net investment income after
 expense reimbursement(4)(5)            %       11.43       10.63         9.68       9.44          7.22
 Portfolio turnover rate                %         113         113           44        242           484

                                                                         Class B
                                              -----------------------------------------------------------
                                                Nine                    Three
                                               Months        Year       Months       Year       March 27,
                                               Ended        Ended       Ended       Ended        1998 to
                                              March 31,    June 30,    June 30,    March 31,    March 31,
                                               2001(7)       2000       1999(2)      1999        1998(1)
                                               -------       ----       -------      ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period   $       10.81       11.58        11.66      12.71         12.69
 Income from investment operations:
 Net investment income                  $        0.81        1.11         0.27       1.04          0.01
 Net realized and unrealized gain
 (loss) on investments                  $       (2.10)      (0.75)       (0.09)     (0.99)         0.01
 Total from investment operations       $       (1.29)       0.36         0.18       0.05          0.02
 Less distributions from:
 Net investment income                  $        0.81        1.13         0.26       1.10            --
 Total distributions                             0.81        1.13         0.26       1.10            --
 Net asset value, end of period         $        8.71       10.81        11.58      11.66         12.71
 Total Return(3):                       %      (12.22)       3.28         1.53       0.55          0.16

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     181,175     103,246       41,882     42,960         8,892
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %        1.75        1.83         1.75       1.77          1.69
 Gross expenses prior to expense
 reimbursement(4)                       %        1.97        2.02         2.02       2.18          1.69
 Net investment income after
 expense reimbursement(4)(5)            %       10.97        9.98         9.03       8.84          6.61
 Portfolio turnover rate                %         113         113           44        242           484

                                                                       Class C                                    Class T
                                              ---------------------------------------------------------   ----------------------
                                                Nine                    Three                               Nine
                                               Months        Year       Months       Year     March 27,    Months      March 31,
                                                Ended       Ended       Ended       Ended      1998 to      Ended     2000(6) to
                                              March 31,    June 30,    June 30,    March 31,  March 31,   March 31,    June 30,
                                               2001(7)       2000      1999(2)       1999      1998(1)     2001(7)       2000
                                               -------       ----      -------       ----      -------     -------       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $       10.81       11.58       11.66       12.71       12.69       10.81       11.07
 Income from investment operations:
 Net investment income                  $        0.81        1.10        0.27        1.04        0.01        0.81        0.29
 Net realized and unrealized gains
 (loss) on investments                  $       (2.10)      (0.74)      (0.09)      (0.99)       0.01       (2.08)      (0.25)
 Total from investment operations       $       (1.29)       0.36        0.18        0.05        0.02       (1.27)       0.04
 Less distributions from:
 Net investment income                  $        0.81        1.13        0.26        1.10          --        0.84        0.30
 Total distributions                             0.81        1.13        0.26        1.10          --        0.84        0.30
 Net asset value, end of period         $        8.71       10.81       11.58       11.66       12.71        8.70       10.81
 Total Return(3):                       %      (12.22)       3.28        1.53        0.55        0.16      (12.07)      (0.49)

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      33,463      23,324      18,618      21,290       4,815      18,510      31,342
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %        1.75        1.83        1.75        1.77        1.66        1.40        1.48
 Gross expenses prior to expense
 reimbursement(4)                       %        1.97        2.02        2.02        2.18        1.66        1.63        1.67
 Net investment income after
 expense reimbursement(4)(5)            %       10.93        9.98        9.03        8.79        6.91       11.24       10.33
 Portfolio turnover rate                %         113         113          44         242         484         113         113

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has voluntarily agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  Commencement of offering of shares.
(7)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                          PILGRIM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               Class A                                   Class B
                                              -------------------------------------  -------------------------------------
                                              Five Months     Year        Period     Five Months     Year        Period
                                                 Ended       Ended        Ended         Ended       Ended        Ended
                                               March 31,   October 31,  October 31,   March 31,   October 31,  October 31,
                                                2001(4)       2000        1999(1)      2001(4)       2O00        1999(1)
                                                -------       ----        -------      -------       ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period   $         9.24        9.96         10.00         9.23        9.96         10.00
 Income from investment operations:
 Net investment income                  $         0.39        0.85          0.67         0.36        0.78          0.60
 Net realized and unrealized gain
 (loss) on investments                  $         0.12       (0.65)        (0.04)        0.14       (0.66)        (0.05)
 Total from investment operations       $         0.51        0.20          0.63         0.50        0.12          0.55
 Less distributions from:
 Net investment income                  $         0.39        0.86          0.67         0.37        0.79          0.59
 Net realized gains on investments      $           --        0.06            --           --        0.06            --
 Total distributions                    $         0.39        0.92          0.67         0.37        0.85          0.59
 Net asset value, end of period         $         9.36        9.24          9.96         9.36        9.23          9.96
 Total Return(2):                       %         5.61        1.89          6.37         5.43        1.02          5.57

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $       33,459      33,220        30,537        5,025       3,702         2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %         1.09        1.04          1.00         1.84        1.79          1.72
 Gross expenses prior to expense
 reimbursement(3)(5)                    %         1.63        2.16          2.32         2.28        2.41          2.64
 Net investment income after
 expense reimbursement(3)(5)            %        10.24        8.75          7.53         9.49        7.99          6.90
 Portfolio turnover rate                %          253         481           756          253         481           756

                                                             Class C
                                              --------------------------------------
                                              Five Months     Year         Period
                                                 Ended       Ended         Ended
                                               March 31,   October 31,   October 31,
                                                2001(4)       2000         1999(1)
                                                -------       ----         -------
Per Share Operating Performance:
 Net asset value, beginning of period   $         9.23        9.96         10.00
 Income from investment operations:
 Net investment income                  $         0.37        0.78          0.62
 Net realized and unrealized gain
 (loss) on investments                  $         0.12       (0.66)        (0.06)
 Total from investment operations       $         0.49        0.12          0.56
 Less distributions from:
 Net investment income                  $         0.36        0.79          0.60
 Net realized gains on investments      $           --        0.06            --
 Total distributions                    $         0.36        0.85          0.60
 Net asset value, end of period         $         9.36        9.23          9.96
 Total Return(2):                       %         5.39        1.02          5.67

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $        1,314       1,578           776
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %         1.84        1.79          1.73
 Gross expenses prior to expense
 reimbursement(3)(5)                    %         2.29        2.40          2.66
 Net investment income after
 expense reimbursement(3)(5)            %         9.42        7.98          7.01
 Portfolio turnover rate                %          253         481           756

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed it's fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM MONEY MARKET FUND                                             Highlights
--------------------------------------------------------------------------------

                                                     Class A                  Class B                  Class C
                                             ----------------------   ----------------------   ----------------------
                                             Nine Months    Period    Nine Months    Period    Nine Months    Period
                                                Ended       Ended        Ended       Ended       Ended        Ended
                                              March 31,    June 30,    March 31,    June 30,    March 31,    June 30,
                                               2001(6)      2000(1)     2001(6)      2000(2)     2001(6)      2000(2)
                                               -------      -------     -------      -------     -------      -------
Per Share Operating Performance:
 Net asset value, beginning of period   $        1.00        1.00        1.00          1.00        1.00        1.00
 Income from investment operations:
 Net investment income*                 $        0.04        0.02        0.03          0.03        0.03        0.02
 Total from investment operations       $        0.04        0.02        0.03          0.03        0.03        0.02
 Less distributions from:
 Net investment income                  $        0.04        0.02        0.03          0.03        0.03        0.02
 Total distributions                             0.04        0.02        0.03          0.03        0.03        0.02
 Net asset value, end of period         $        1.00        1.00        1.00          1.00        1.00        1.00
 Total Return(3):                       %        3.86        3.58        3.34          3.60        3.34        3.58

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $      73,290      75,430      32,117        12,035      27,404       5,431
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)**       %        0.91        0.85        1.64          1.60        1.59        1.60
 Gross expenses prior to expense
 reimbursement/recoupment(4)            %        0.74        2.28        1.50          3.03        1.49        3.03
 Net investment income after expense
 reimbursement/recoupment(4)(5)         %        5.23        5.18        4.31          3.96        4.36        3.96

----------
(1)  Commenced operations on November 24, 1999.
(2)  Commenced operations on July 12, 1999.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to March 31.
* Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invests.
** Does not include expenses of the investment company in which the Fund invests.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                         ING PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                       Class A                                Class B
                                                       -------------------------------------   ------------------------------------
                                                       Five Months     Year        Period      Five Months     Year        Period
                                                          Ended       Ended        Ended          Ended       Ended        Ended
                                                        March 31,   October 31,  October 31,     March 31,  October 31,  October 31,
                                                         2001(5)       2000        1999(1)        2001(5)      2000        1999(1)
                                                         -------       ----        -------        -------      ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period             $        1.00        1.00         1.00           1.00        1.00         1.00
 Income from investment operations:
 Net investment income                            $        0.02        0.06         0.04           0.02        0.05         0.03
 Total from investment operations                 $        0.02        0.06         0.04           0.02        0.05         0.03
 Less distributions from:
 Net investment income                            $        0.02        0.06         0.04           0.02        0.05         0.03
 Total distributions                              $        0.02        0.06         0.04           0.02        0.05         0.03
 Net asset value, end of period                   $        1.00        1.00         1.00           1.00        1.00         1.00
 Total Return(3):                                 %        2.36        5.70         3.98           2.11        5.03         3.31

Ratios/Supplemental Data:
 Net assets, end of period (000's)                $     515,651     440,651      228,124          2,714       2,706        1,173
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)      %        0.77        0.74         0.73           1.41        1.38         1.41
 Gross expenses prior to expense
 reimbursement(4)(6)                              %        1.30        1.42         1.67           1.55        1.67         1.79
 Net investment income after expense
 reimbursement(4)(6)                              %        5.61        5.59         4.59           5.10        4.93         3.85

                                                                     Class C                                 Class I
                                                       -------------------------------------   -------------------------------------
                                                       Five Months     Year       Period       Five Months     Year       Period
                                                          Ended       Ended        Ended          Ended       Ended        Ended
                                                        March 31,   October 31,  October 31,    March 31,   October 31,  October 31,
                                                          2001(5)      2000        1999(1)        2001(6)      2000        1999(2)
                                                          -------      ----        -------        -------      ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period             $        1.00        1.00         1.00           1.00        1.00         1.00
 Income from investment operations:
 Net investment income                            $        0.02        0.05         0.03           0.02        0.06           --
 Total from investment operations                 $        0.02        0.05         0.03           0.02        0.06           --
 Less distributions from:
 Net investment income                            $        0.02        0.05         0.03           0.02        0.06           --
 Total distributions                              $        0.02        0.05         0.03           0.02        0.06           --
 Net asset value, end of period                   $        1.00        1.00         1.00           1.00        1.00         1.00
 Total Return(3):                                 %        2.08        5.03         3.30           2.46        6.19         0.28

Ratios/Supplemental Data:
 Net assets, end of period (000's)                $       2,583       2,035          444         10,816      12,061        1,906
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(6)   %        1.40        1.39         1.41           0.31        0.28         0.31
 Gross expenses prior to expense
 reimbursement(4)                                 %        1.55        1.67         1.78           0.55        0.41         0.59
 Net investment income after expense
 reimbursement(4)(6)                              %        5.00        5.03         3.89           6.08        5.96         5.29

----------
(1)  Commenced operations on December 15, 1998.
(2)  Commenced operations on October 13, 1999.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  The Fund changed its fiscal year end to March 31.
(6) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
LEXINGTON MONEY MARKET TRUST                                          Highlights
--------------------------------------------------------------------------------

Selected data for a share of of benificial interest outstanding throughout each period.

                                                        Three Months
                                                           Ended                    Year Ended December 31,
                                                          March 31,    -------------------------------------------------
                                                           2001(5)     2000(2)     1999       1998       1997       1996
                                                           -------     -------     ----       ----       ----       ----
Per Share Operating Performance
 Net asset value, beginning of period               $        1.00       1.00       1.00       1.00       1.00       1.00
 Income from investment operations:
 Net investment income                              $        0.01       0.05     0.0425     0.0455     0.0458     0.0441
 Total from investment operations                            0.01       0.05     0.0425     0.0455     0.0458     0.0441
 Less distributions from:
 Net investment income                              $        0.01       0.05     0.0425     0.0455     0.0458     0.0441
 Total distributions                                         0.01       0.05     0.0425     0.0455     0.0458     0.0441
 Net asset value, end of period                     $        1.00       1.00       1.00       1.00       1.00       1.00
 Total Return(1)                                    %        1.22       5.57       4.34       4.64       4.68       4.50

Ratios/Supplemental Data
 Net assets, end of period (000's)                  $      63,177     62,859     97,850     87,488     95,149     97,526
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)        %        0.92       1.00       1.00       1.00       1.00       1.00
 Gross expenses prior to expense reimbursement(4)   %        0.92       1.08       1.01       1.05       1.04       1.04
 Net investment income after expense reimbursement  %        4.85       5.53       4.26       4.56       4.58       4.41

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2) Effective July 26, 2000, ING Pilgrim Investments, LLC became the Investment Manager of the Fund.
(3) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.
(4)  Annualized for periods less than one year.
(5)  The Trust changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

               NOTES TO FINANCIAL STATEMENTS as of March 31, 2001
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. Pilgrim GNMA Income Fund, Inc., Pilgrim Funds Trust ("PFT", formerly "ING Funds Trust"), Pilgrim Mutual Funds ("PMF"), Pilgrim Investment Funds, Inc. ("PIF") and Lexington Money Market Trust are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

Pilgrim GNMA Income Fund ("GNMA Fund") is the single series of Pilgrim GNMA Income Fund, Inc., a Maryland Corporation organized on August 15, 1973.

PFT is a Delaware business trust established July 30, 1998 and consists of twelve separately managed portfolios. Four of the Portfolios in this report are Pilgrim National Tax-Exempt Bond Fund ("National Tax-Exempt Bond Fund", formerly ING National Tax-Exempt Bond Fund), Pilgrim Intermediate Bond Fund ("Intermediate Bond Fund", formerly ING Intermediate Bond Fund) Pilgrim High Yield Bond Fund ("High Yield Bond Fund", formerly ING High Yield Bond Fund) and ING Pilgrim Money Market Fund ( formerly ING Money Market Fund).

PMF is a Delaware business trust organized in 1992 and consists of twelve separately managed portfolios. Three of the Portfolios in this report are Pilgrim Strategic Income Fund ("Strategic Income Fund"), Pilgrim High Yield Fund II ("High Yield Fund II") and Pilgrim Money Market Fund.

PIF is a Maryland Corporation organized in July 1969 and consists of two separately managed portfolios. One of the Portfolios in this report is the Pilgrim High Yield Fund ("High Yield Fund").

Lexington Money Market Trust ("Money Market Trust") is the single series of Lexington Money Market Trust, a Massachusetts business trust organized on June 30, 1977.

The investment objective of each Fund is described in each Fund's prospectus.

The Pilgrim Money Market Fund seeks to achieve its investment objective by investing all its assets in Class A shares of the Primary Reserve Institutional Fund, a series of Reserve Institutional Trust, a registered open-end investment company. The Primary Reserve Institutional Fund declares dividends of its net investment income daily, which the Pilgrim Money Market Fund records as dividend income. In addition, the Pilgrim Money Market Fund incurs its own expenses. The financial statements of the Primary Reserve Institutional Fund are included in this report and should be read in conjunction with the financial statements of the Pilgrim Money Market Fund.

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class T except for Money Market Trust which only offers Class A Shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Group N.V. (NYSE:ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to some of the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquistions, the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc. effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001,

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Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC ("IPG").

Reorganizations. Before a shareholder approved reorganization effective July 24, 1998, the funds comprising PMF invested all of their assets in corresponding portfolios of Nicholas-Applegate Investment Trust, an arrangement known as a "master/feeder" structure. Upon the reorganization, the Institutional Portfolio series of the Trust were renamed Funds and were authorized to issue multiple classes of shares, and their outstanding shares were classified as Class I shares. At the same time, the A, B, C and Advisory Portfolios of the Trust transferred their assets to the corresponding Funds, and their shareholders received Class A, B, C and Q shares of the Funds on a tax-free basis. Effective May 7, 1999 and concurrent with the change in investment adviser from Nicholas Applegate Capital Management to Pilgrim Investments, Inc., the Institutional Classes of PMF were transferred in a tax-free reorganization to new funds being managed by Nicholas-Applegate Capital Management.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices (High Yield Fund, including securities sold short, is valued at the mean between the bid and ask prices) obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investment in the Primary Reserve Institutional Fund is valued at the net asset value as reported by the underlying Fund. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

     At March 31, 2001, the Strategic Income Fund, High Yield Fund and High Yield Fund II contained one, four, and 19 securities, respectively, for which bid prices obtained from one or more dealers making markets in the securities were adjusted based on the Funds' valuation procedures. These securities had a total value of $87,500 (represents 0.16% of net assets), $4,895,121 (represents 2.35% of net assets) and $22,384,963 (represents 7.68% of net assets), for the Strategic Income Fund, High Yield Fund and High Yield Fund II, respectively. In addition, at March 31, 2001, the High Yield Fund II contained three securities for which market quotations were not readily available and which were valued at their fair value as determined in good faith and in accordance with policies set by the Board of Directors. These securities had a total value of $2,922,964 (represents 1.00% of net assets) for the High Yield Fund II.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium

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Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

     amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.
          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the

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Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

     time it was opened and the value at the time it was closed. None of the Funds had open futures contracts at March 31, 2001.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. National Tax-Exempt Bond Fund, Intermediate Bond Fund, High Yield Fund II, High Yield Bond, Pilgrim Money Market Fund, ING Pilgrim Money Market Fund and Money Market Trust declare and go ex-dividend daily and pay dividends monthly. GNMA Fund, Strategic Income Fund and High Yield Fund declare and go ex-dividend monthly and pay dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

     Accordingly, the following amounts have been increased (decreased) through reclassification as of March 31, 2001:

                                                                          Accumulated
                                                Undistributed             net realized
                           Paid-in       (distributions in excess of)    gains (losses)
                           capital          net investment income        on investments
                        -------------          -------------             -------------
GNMA Fund               $  12,279,338          $    (193,346)            $ (12,085,992)
Strategic Income Fund       5,830,355                (95,077)               (5,735,278)
High Yield Fund            (4,442,387)             4,441,347                     1,040
High Yield Fund II        321,091,423               (643,817)             (320,447,606)
High Yield Bond Fund            8,594                     --                    (8,594)
Pilgrim Money Market          (92,756)                92,756                        --

F. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Director/Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under

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Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

     such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities with market values equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund may incur a delay in the realization of proceeds, it may incur a loss if the value of the collateral securing the repurchase agreement declines, and it may incur disposition costs in liquidating the collateral.

I. Securities Lending. Each Fund had the option to temporarily loan 331|M/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

J. Equalization. High Yield Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of purchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

K. Principles of Presentation. Certain reclassifications have been made to the prior period financial statements to conform to the current year presentation.

L. Recently Issued Accounting Standards. In November 2000, a revised AICPA Audit and Accounting Guide (the "Guide"), Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires Funds to classify gains and losses realized on principal paydowns received on mortgaged-backed securities previously included in realized gains/loss, as part of interest income. Adopting this principle does not affect the Funds' net asset value but does change the classification between interest income and realized gain/loss in the statements of operations. The adoption of this princple is not material to the financial statements.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the period ended March 31, 2001, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                              Purchases             Sales
                                            ------------         ------------
GNMA Fund                                   $293,409,850         $145,785,084
National Tax-Exempt Bond Fund                  2,035,530            1,511,850
Intermediate Bond Fund                       328,924,888          325,103,385
Strategic Income Fund                         67,517,033           25,383,690
High Yield Fund                              212,815,144          243,397,271
High Yield Fund II                           481,583,452          193,070,894
High Yield Bond Fund                          96,775,916           95,973,815

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

GNMA Income Fund, Strategic Income Fund, High Yield Fund, High Yield Fund II, Pilgrim Money Market Fund and Money Market Trust have entered into an Investment Management Agreement with ING Pilgrim Investments, LLC (the "Manager", the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. ING Mutual Funds Management, LLC serves as the manager of the National Tax-Exempt Bond Fund, Intermediate Bond Fund, High Yield Bond Fund and ING Pilgrim Money Market Fund pursuant to an Investment Management Agreement. The investment management agreements compensate the Managers with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Income Fund -- 0.60% for the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; for National Tax-Exempt Bond and Intermediate Bond -- 0.50%; for Strategic Income Fund -- 0.45% for the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for High Yield Fund and High

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Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

Yield II Fund -- 0.60%; for High Yield Bond Fund -- 0.65%; for ING Pilgrim Money Market Fund -- 0.25%; for Money Market Trust -- 0.50% for the first $500 million and 0.45% in excess of $500 million.

The fees payable to the Manager were discounted for the National Tax-Exempt Bond Fund, the Intermediate Bond Fund, the High Yield Bond Fund and the ING Pilgrim Money Market Fund by 75% in each Fund's first year of operations, and by 50% in each Fund's second year of operations.

The Manager does not charge a management fee for Pilgrim Money Market Fund since the Fund invests solely in another open-end regulated investment company. However, the Fund compensates the Manager with an administrative fee, computed daily and payable monthly, at an annual rate of 0.25% of average daily net assets.

IPG (the "Administrator"), serves as administrator to each Fund. The GNMA Income Fund, National Tax-Exempt Bond Fund, Intermediate Bond Fund, High Yield Bond Fund and Money Market Trust pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets. During the period ended March 31, 2001, the Administrator waived the 0.10% fee for Money Market Trust.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                                Class A     Class B     Class C     Class I     Class M     Class Q     Class T
                                -------     -------     -------     -------     -------     -------     -------
GNMA Fund                        0.25%       1.00%       1.00%        N/A        0.75%       0.25%       0.65%
National Tax-Exempt Bond Fund    0.35%       1.00%       1.00%        N/A         N/A         N/A         N/A
Intermediate Bond Fund           0.35%       1.00%       1.00%        N/A         N/A         N/A         N/A
Strategic Income Fund            0.35%       0.75%       0.75%        N/A         N/A        0.25%        N/A
High Yield Fund                  0.25%       1.00%       1.00%        N/A        0.75%       0.25%        N/A
High Yield Fund II               0.35%       1.00%       1.00%        N/A         N/A        0.25%       0.65%
High Yield Bond Fund             0.35%       1.00%       1.00%        N/A         N/A         N/A         N/A
Pilgrim Money Market Fund        0.25%       1.00%       1.00%        N/A         N/A         N/A         N/A
ING Pilgrim Money Market Fund    0.75%       1.00%       1.00%        N/A         N/A         N/A         N/A
Money Market Trust                N/A         N/A         N/A         N/A         N/A         N/A         N/A

During the period ended March 31, 2001, the Distributor waived 0.10% of the Distribution fee for National Tax-Exempt Bond Fund, Intermediate Bond Fund and High Yield Bond Fund for Class A only and waived 0.40% of the Distribution fee for ING Pilgrim Money Market Fund for Class A only.

In addition, each of the Funds has entered into a Service Agreement with IPG whereby IPG will act as Shareholder Service Agent for each Fund. The agreement provides that IPG will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services.

For the period ended March 31, 2001, the Distributor has retained $48,899 as sales charges from the proceeds of Class A Shares sold, $46,547 from the proceeds of Class C Shares redeemed, and $557 from the proceeds of Class M Shares sold.

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2001, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                                 Accrued
                                  Accrued                      Shareholder
                                 Investment       Accrued      Services and
                                 Management   Administrative   Distribution
                                    Fees           Fees           Fees           Total
                                    ----           ----           ----           -----
GNMA Fund                         $227,040       $ 14,892       $157,804       $399,736
National Tax-Exempt Bond Fund       12,323          2,091            643         15,057
Intermediate Bond Fund              24,244          5,275          4,377         33,896
Strategic Income Fund               20,112             --         15,907         36,019
High Yield Fund                    109,385             --        113,000        222,385
High Yield Fund II                 102,349             --        139,647        241,996
High Yield Bond Fund                21,475          4,717          4,125         30,317
Pilgrim Money Market Fund               --          5,291         10,000         15,291
ING Pilgrim Money Market Fund      156,115             --         62,786        218,901
Money Market Trust                  26,788             --             --         26,788

At March 31, 2001, one investor owned 16.8% of the outstanding shares of Intermediate Bond Fund. In addition, at March 31, 2001, ING America Insurance Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V., held more than 5% of the shares outstanding of the following Funds: National Tax Exempt Bond Fund -- 92.9%; Intermediate Bond Fund -- 63.6%; Strategic Income Fund -- 38.2%; and High Yield Bond Fund -- 64.5%. Investment activities of these shareholders could have a material impact on the respective Funds.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

                                   Class A      Class B      Class C     Class I     Class M     Class Q     Class T
                                   -------      -------      -------     -------     -------     -------     -------
GNMA Fund                           1.29%        2.04%        2.04%        N/A         N/A        1.29%        N/A
National Tax-Exempt Bond Fund(1)    1.15%        1.90%        1.90%        N/A         N/A         N/A         N/A
Intermediate Bond Fund(2)           1.15%        1.90%        1.90%        N/A         N/A         N/A         N/A
Strategic Income Fund               0.95%        1.35%        1.35%        N/A         N/A        0.85%        N/A
High Yield Fund                     1.10%        1.85%        1.85%        N/A        1.60%       1.10%        N/A
High Yield Fund II                  1.10%        1.75%        1.75%        N/A         N/A        1.00%       1.40%
High Yield Bond Fund(3)             1.30%        2.05%        2.05%        N/A         N/A         N/A         N/A
Pilgrim Money Market Fund           1.50%        2.25%        2.25%        N/A         N/A         N/A         N/A
ING Pilgrim Money Market Fund       0.77%        1.41%        1.41%       0.31%        N/A         N/A         N/A
Money Market Trust                  1.00%         N/A          N/A         N/A         N/A         N/A         N/A

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

----------
(1) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 0.96%, 1.71% and 1.71%, respectively.
(2) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 0.99%, 1.74% and 1.74%, respectively.
(3) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.04%, 1.79% and 1.79%, respectively.

NOTE 8 -- LINE OF CREDIT

Strategic Income Fund, High Yield Fund, High Yield Fund II and Money Market Trust, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3)

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Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the period ended March 31, 2001, the Funds did not have any loans outstanding.

NOTE 9 -- WHEN ISSUED SECURITIES (GNMA FUND)

The GNMA Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

NOTE 10 -- CONSTRUCTION LOAN SECURITIES (GNMA FUND)

The GNMA Fund may purchase contruction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 11 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                             Class A Shares                        Class B Shares               Class C Shares
                             --------------------------------------------   ---------------------------  ---------------------------
                                Three                                          Three                        Three
                             Months Ended    Year Ended      Year Ended     Months Ended   Period Ended  Months Ended   Period Ended
                               March 31,    December 31,    December 31,      March 31,    December 31,    March 31,    December 31,
                                 2001           2000            1999            2001          2000(1)        2001          2000(2)
                             ------------   -------------   -------------   ------------    ---------    ------------   -----------
GNMA Fund
 (Number of Shares)
Shares sold                     9,936,676      15,011,381      26,323,658      1,097,963      103,659         923,217       243,137
Shares issued in merger         6,943,491              --              --      4,553,567           --         673,255            --
Shares issued as
 reinvestment of dividends        578,344       2,343,091       2,253,632          1,539          455           2,350         1,667
Shares redeemed                (9,201,160)    (20,138,470)    (14,047,603)      (249,233)        (977)       (220,849)      (26,606)
                             ------------   -------------   -------------   ------------    ---------    ------------   -----------
Net increase (decrease) in
 shares outstanding             8,257,351      (2,783,998)     14,529,687      5,403,836      103,137       1,377,973       218,198
                             ============   =============   =============   ============    =========    ============   ===========
GNMA Fund ($)
Shares sold                  $ 84,029,800   $ 122,250,526   $ 220,636,961   $  8,930,188    $ 858,288    $  7,833,790   $ 2,009,330
Shares issued in merger        59,085,277              --              --     38,677,635           --       5,719,720            --
Shares issued as
 reinvestment of dividends      4,895,626      19,042,463      18,731,683         13,021        3,763          19,843        13,770
Shares redeemed               (78,707,194)   (163,634,919)   (117,150,009)    (2,134,765)      (8,207)     (1,879,617)     (221,792)
                             ------------   -------------   -------------   ------------    ---------    ------------   -----------
Net increase (decrease)      $ 69,303,509   $ (22,341,930)  $ 122,218,635   $ 45,486,079    $ 853,844    $ 11,693,736   $ 1,801,308
                             ============   =============   =============   ============    =========    ============   ===========

                                        Class M Shares   Class Q Shares     Class T Shares
                                        --------------   --------------     --------------
                                         Period Ended     Period Ended       Period Ended
                                           March 31,        March 31,          March 31,
                                            2001(3)          2001(3)            2001(3)
                                           ---------        ---------        ------------
GNMA Fund
 (Number of Shares)
Shares sold                                       --            7,106               1,580
Shares issued in merger                       34,197           50,391           2,061,429
Shares redeemed                               (5,567)          (2,397)            (17,618)
                                           ---------        ---------        ------------
Net increase in shares outstanding            28,630           55,100           2,045,391
                                           =========        =========        ============
GNMA Fund ($)
Shares sold                                $      --        $  54,840        $     13,580
Shares issued in merger                      311,809          428,802          17,054,525
Shares redeemed                              (47,654)         (20,517)           (151,310)
                                           ---------        ---------        ------------
Net increase                               $ 264,155        $ 463,125        $ 16,916,795
                                           =========        =========        ============

----------
(1)  Class B commenced operations on October 6, 2000.
(2)  Class C commenced operations of October 13, 2000.
(3)  Class M, Q and T commenced operations on February 26, 2001.

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                           Class A Shares                   Class B Shares                 Class C Shares
                                    ----------------------------    ----------------------------    ----------------------------
                                        Five                            Five                            Five
                                    Months Ended    Period Ended    Months Ended    Period Ended    Months Ended    Period Ended
                                      March 31,      October 31,      March 31,      October 31,      March 31,      October 31,
                                        2001           2000(1)          2001           2000(1)          2001           2000(1)
                                    ------------    ------------    ------------    ------------    ------------    ------------
National Tax-Exempt Bond Fund
 (Number of Shares)
Shares sold                            1,636,567       2,048,913          34,375          32,812              --          42,818
Shares issued as
 reinvestment of dividends                39,507          91,486             316             240             586             380
Shares redeemed                       (1,709,158)         (4,501)         (9,407)         (2,459)         (2,062)             (4)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                      (33,084)      2,135,898          25,284          30,593          (1,476)         43,194
                                    ============    ============    ============    ============    ============    ============
National Tax-Exempt Bond Fund ($)
Shares sold                         $ 17,088,810    $ 20,400,991    $    354,273    $    322,416    $         --    $    428,611
Shares issued as
 reinvestment of dividends               410,013         984,828           3,289           2,650           6,084           3,841
Shares redeemed                      (17,888,862)        (45,034)        (96,246)        (24,143)        (21,500)            (39)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $   (390,039)   $ 21,340,785    $    261,316    $    300,923    $    (15,416)   $    432,413
                                    ============    ============    ============    ============    ============    ============

                                                   Class A Shares                                    Class B Shares
                                    --------------------------------------------    -----------------------------------------------
                                        Five                                            Five
                                    Months Ended     Year Ended     Period Ended    Months Ended        Year Ended     Period Ended
                                      March 31,      October 31,     October 31,      March 31,         October 31,     October 31,
                                        2001            2000           1999(2)          2001               2000           1999(2)
                                    ------------    ------------    ------------    ------------       ------------    ------------
Intermediate Bond Fund
 (Number of Shares)
Shares sold                            2,799,804         742,508       4,290,518         126,479 (4)        197,117         328,463
Shares issued as
 reinvestment of dividends                87,297         210,814         142,631           6,008              9,518           5,663
Shares redeemed                       (2,728,504)     (1,217,143)     (1,029,165)        (16,667)          (254,916)       (126,073)
                                    ------------    ------------    ------------    ------------       ------------    ------------
Net increase (decrease) in
 shares outstanding                      158,597        (263,821)      3,403,984         115,820            (48,281)        208,053
                                    ============    ============    ============    ============       ============    ============
Intermediate Bond Fund ($)
Shares sold                         $ 27,656,049    $  6,951,913    $ 42,274,629    $  1,282,225 (4)   $  1,832,353    $  3,175,052
Shares issued as
 reinvestment of dividends               867,710       1,990,945       1,366,772          59,681             95,747          53,854
Shares redeemed                      (26,982,543)    (11,378,033)     (9,831,107)       (165,234)        (2,372,024)     (1,197,919)
                                    ------------    ------------    ------------    ------------       ------------    ------------
Net increase (decrease)             $  1,541,216    $ (2,435,175)   $ 33,810,294    $  1,176,672       $   (443,924)   $  2,030,987
                                    ============    ============    ============    ============       ============    ============

                                                   Class C Shares                               Class X Shares(5)
                                    ------------------------------------------   ---------------------------------------------
                                        Five                                         Five
                                    Months Ended   Year Ended     Period Ended   Months Ended      Year Ended     Period Ended
                                      March 31,    October 31,     October 31,     March 31,       October 31,    October 31,
                                        2001           2000          1999(2)         2001             2000          1999(3)
                                    -----------    -----------    -----------    -----------       -----------    -----------
Intermediate Bond Fund
 (Number of Shares)
Shares sold                             235,675        479,308        113,633              1            35,831        233,086
Shares issued as
 reinvestment of dividends               15,272         15,231          2,468             --             4,185          4,011
Shares redeemed                        (363,308)       (58,433)        (1,241)       (58,228)(4)       (88,834)      (130,052)
                                    -----------    -----------    -----------    -----------       -----------    -----------
Net increase (decrease) in
 shares outstanding                    (112,361)       436,106        114,860        (58,227)          (48,818)       107,045
                                    ===========    ===========    ===========    ===========       ===========    ===========
Intermediate Bond Fund ($)
Shares sold                         $ 2,308,946    $ 4,500,995    $ 1,097,966    $         8       $   341,592    $ 2,271,631
Shares issued as
 reinvestment of dividends              151,721        157,438         23,450             --            42,046         38,177
Shares redeemed                      (3,634,603)      (542,480)       (11,653)      (607,398)(4)      (836,710)    (1,248,812)
                                    -----------    -----------    -----------    -----------       -----------    -----------
Net increase (decrease)             $(1,173,936)   $ 4,115,953    $ 1,109,763    $  (607,390)      $  (453,072)   $ 1,060,996
                                    ===========    ===========    ===========    ===========       ===========    ===========

----------
(1)  The Fund commenced operations on November 8, 1999.
(2)  Classes A, B and C Shares commenced operations on December 15, 1998.
(3)  Class X Shares commenced operations on January 11, 1999.
(4) Amounts reflect 57,507 of Class X shares, valued at $550,587, that were converted into Class B shares on November 17, 2000.
(5) Effective November 17, 2000, Class X Shares are no longer being offered for sale.

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                               Class A Shares                                  Class B Shares
                                --------------------------------------------    --------------------------------------------
                                    Nine                           Three            Nine                           Three
                                Months Ended     Year Ended     Months Ended    Months Ended     Year Ended     Months Ended
                                  March 31,       June 30,        June 30,        March 31,       June 30,        June 30,
                                    2001            2000            1999            2001            2000            1999
                                ------------    ------------    ------------    ------------    ------------    ------------
Strategic Income Fund
 (Number of Shares)
Shares sold                          518,725         604,669       1,744,498         408,264         235,490          65,960
Shares issued in merger            3,150,703              --              --          92,272              --              --
Shares issued as reinvestment
 of dividends                          4,630          11,483           1,712           4,913          16,764           3,737
Shares redeemed                     (583,744)       (607,655)     (1,797,320)       (112,217)       (333,238)       (137,015)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                3,090,314           8,497         (51,110)        393,232         (80,984)        (67,318)
                                ============    ============    ============    ============    ============    ============
Strategic Income Fund ($)
Shares sold                     $  7,106,388    $  7,329,922    $ 22,358,564    $  4,695,326    $  2,807,321    $    827,887
Shares issued in merger           37,188,186              --              --       1,064,000              --              --
Shares issued as reinvestment
 of dividends                         54,593         139,358          21,991          56,288         199,456          47,004
Shares redeemed                   (6,920,354)     (7,363,256)    (23,052,137)     (1,297,614)     (3,971,439)     (1,710,716)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)         $ 37,428,813    $    106,024    $   (671,582)   $  4,518,000    $   (964,662)   $   (835,825)
                                ============    ============    ============    ============    ============    ============

                                               Class C Shares                                  Class Q Shares
                                --------------------------------------------    --------------------------------------------
                                    Nine                           Three            Nine                            Three
                                Months Ended     Year Ended     Months Ended    Months Ended     Year Ended     Months Ended
                                  March 31,       June 30,        June 30,        March 31,       June 30,        June 30,
                                    2001            2000            1999            2001            2000            1999
                                ------------    ------------    ------------    ------------    ------------    ------------
Strategic Income Fund
 (Number of Shares)
Shares sold                          546,942         594,925          72,888          38,536           5,652             816
Shares issued in merger                3,821              --              --              --              --              --
Shares issued as reinvestment
 of dividends                          3,185          11,584           2,829             462           1,233             168
Shares redeemed                     (445,234)       (905,931)        (77,064)        (37,766)         (1,293)        (12,262)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                  108,714        (299,422)         (1,347)          1,232           5,592         (11,278)
                                ============    ============    ============    ============    ============    ============
Strategic Income Fund ($)
Shares sold                     $  6,606,970    $  7,361,851    $    952,054    $    429,146    $     64,150    $     10,030
Shares issued in merger               46,034              --              --              --              --              --
Shares issued as reinvestment
 of dividends                         38,209         143,424          37,021           5,116          14,212           2,037
Shares redeemed                   (5,322,378)    (11,234,101)     (1,006,028)       (418,017)        (14,990)       (151,748)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)         $  1,368,835    $ (3,728,826)   $    (16,953)   $     16,245    $     63,372    $   (139,681)
                                ============    ============    ============    ============    ============    ============

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                Class A Shares                                      Class B Shares
                                -----------------------------------------------    -----------------------------------------------
                                    Nine                                               Nine
                                Months Ended      Year Ended       Year Ended      Months Ended      Year Ended       Year Ended
                                  March 31,        June 30,         June 30,         March 31,        June 30,          June 30,
                                    2001             2000             1999             2001             2000              1999
                                -------------    -------------    -------------    -------------    -------------    -------------
High Yield Fund
 (Number of Shares)
Shares sold                        15,745,272       18,403,831       23,077,399        5,309,475       10,007,643       28,533,861
Shares issued as reinvestment
 of dividends                         646,613          992,628        1,012,788          995,556        1,441,815        1,285,173
Shares redeemed                   (19,153,331)     (24,529,807)     (16,689,544)      (9,975,735)     (15,933,643)      (7,951,333)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                (2,761,446)      (5,133,348)       7,400,643       (3,670,704)      (4,484,185)      21,867,701
                                =============    =============    =============    =============    =============    =============
High Yield Fund ($)
Shares sold                     $  66,608,855    $  97,912,317    $ 146,786,361    $  22,503,028    $  55,282,605    $ 177,876,596
Shares issued as reinvestment
 of dividends                       2,819,377        5,460,638        6,265,752        4,335,584        7,894,426        7,911,056
Shares redeemed                   (82,304,218)    (131,398,105)    (106,793,532)     (43,506,185)     (86,943,865)     (48,182,705)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $ (12,875,986)   $ (28,025,150)   $  46,258,581    $ (16,667,573)   $ (23,766,834)   $ 137,604,947
                                =============    =============    =============    =============    =============    =============

                                               Class C Shares                                 Class M Shares
                                --------------------------------------------   --------------------------------------------
                                    Nine                                           Nine
                                Months Ended     Year Ended     Period Ended   Months Ended     Year Ended      Year Ended
                                  March 31,        June 30,        June 30,      March 31,       June 30,        June 30,
                                    2001            2000           1999(1)         2001            2000            1999
                                ------------    ------------    ------------   ------------    ------------    ------------
High Yield Fund
 (Number of Shares)
Shares sold                        2,026,872       2,837,111          93,124         95,583         127,747       2,189,902
Shares issued as reinvestment
 of dividends                         34,886          28,522              --        101,388         188,400         196,691
Shares redeemed                   (1,825,857)     (1,778,397)             --       (909,049)     (1,858,983)     (1,173,862)
                                ------------    ------------    ------------   ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                  235,901       1,087,236          93,124       (712,078)     (1,542,836)      1,212,731
                                ============    ============    ============   ============    ============    ============
High Yield Fund ($)
Shares sold                     $  9,115,727    $ 15,174,843    $    549,513   $    395,381    $    705,631    $ 13,575,288
Shares issued as reinvestment
 of dividends                        151,350         153,864              58        444,144       1,036,966       1,217,509
Shares redeemed                   (8,303,880)     (9,243,746)             --     (3,916,982)    (10,086,399)     (7,119,713)
                                ------------    ------------    ------------   ------------    ------------    ------------
Net increase (decrease)         $    963,197    $  6,084,961    $    549,571   $ (3,077,457)   $ (8,343,802)   $  7,673,084
                                ============    ============    ============   ============    ============    ============

                                                 Class Q Shares
                                  -------------------------------------------
                                      Nine
                                  Months Ended     Year Ended    Period Ended
                                    March 31,       June 30,       June 30,
                                      2001            2000          1999(2)
                                    --------        --------       --------
High Yield Fund
 (Number of Shares)
Shares sold                            3,863              --             30
Shares issued as reinvestment
 of dividends                            218              --             --
Shares redeemed                       (4,080)             --             --
                                    --------        --------       --------
Net increase (decrease) in
 shares outstanding                        1              --             30
                                    ========        ========       ========
High Yield Fund ($)
Shares sold                         $ 19,119        $     --       $      5
Shares issued as reinvestment
 of dividends                            957               2             --
Shares redeemed                      (15,911)             --             --
                                    --------        --------       --------
Net increase (decrease)             $  4,165        $      2       $      5
                                    ========        ========       ========

----------
(1)  Class C Shares commenced operations on May 27, 1999.
(2)  Class Q Shares commenced operations June 17, 1999.

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                 Class A Shares                                     Class B Shares
                                -----------------------------------------------    -----------------------------------------------
                                    Nine                             Three             Nine                             Three
                                Months Ended      Year Ended      Months Ended     Months Ended      Year Ended      Months Ended
                                  March 31,        June 30,         June 30,         March 31,        June 30,         June 30,
                                    2001             2000             1999             2001             2000             1999
                                -------------    -------------    -------------    -------------    -------------    -------------
High Yield Fund II
 (Number of Shares)
Shares sold                         3,446,818        2,024,176          126,155        1,020,908          696,890          191,304
Shares issued in merger             3,571,051        1,920,197               --       12,288,479        6,815,662               --
Shares issued as reinvestment
 of dividends                         147,603           85,848           13,470          217,419          173,796           20,903
Shares redeemed                    (3,995,119)      (2,296,078)        (175,029)      (2,284,363)      (1,757,346)        (279,006)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                 3,170,353        1,734,143          (35,404)      11,242,443        5,929,002          (66,799)
                                =============    =============    =============    =============    =============    =============
High Yield Fund II ($)
Shares sold                     $  68,146,350    $  22,289,353    $   1,487,541    $ 118,247,344    $   7,778,149    $   2,244,780
Shares issued in merger            31,382,187       21,258,924               --      108,181,979       75,437,662               --
Shares issued as reinvestment
 of dividends                       1,393,773          948,687          158,555        2,064,653        1,923,761          246,357
Shares redeemed                   (37,459,282)     (25,459,352)      (2,045,836)     (21,596,811)     (19,459,549)      (3,269,300)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $  63,463,028    $  19,037,612    $    (399,740)   $ 206,897,165    $  65,680,023    $    (778,163)
                                =============    =============    =============    =============    =============    =============

                                               Class C Shares                                   Class Q Shares
                                --------------------------------------------    --------------------------------------------
                                    Nine                           Three            Nine                           Three
                                Months Ended     Year Ended     Months Ended    Months Ended     Year Ended     Months Ended
                                  March 31,       June 30,        June 30,        March 31,       June 30,        June 30,
                                    2001            2000            1999            2001            2000            1999
                                ------------    ------------    ------------    ------------    ------------    ------------
High Yield Fund II
 (Number of Shares)
Shares sold                        1,019,125         835,807          91,597         953,432       1,176,601          21,272
Shares issued in merger            2,033,709         876,081              --              --              --              --
Shares issued as reinvestment
 of dividends                         38,546          60,087          11,731          30,998          38,331           7,915
Shares redeemed                   (1,406,811)     (1,223,652)       (310,405)     (1,271,213)       (857,666)       (307,466)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                1,684,569         548,323        (207,077)       (286,783)        357,266        (278,279)
                                ============    ============    ============    ============    ============    ============
High Yield Fund II ($)
Shares sold                     $ 29,857,628    $  9,284,852    $  1,078,810    $  8,874,061    $ 12,941,570    $    249,643
Shares issued in merger           17,904,896       9,698,640              --              --              --              --
Shares issued as reinvestment
 of dividends                        365,478         667,948         138,399         300,645         431,200          93,356
Shares redeemed                  (13,234,360)    (13,540,976)     (3,633,914)    (12,170,488)     (9,622,674)     (3,614,065)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)         $ 34,893,642    $  6,110,464    $ (2,416,705)   $ (2,995,782)   $  3,750,096    $ (3,271,066)
                                ============    ============    ============    ============    ============    ============

                                       Class T Shares
                                ----------------------------
                                    Nine
                                Months Ended    Period Ended
                                  March 31,       June 30,
                                    2001           2000(1)
                                ------------    ------------
High Yield Fund II
 (Number of Shares)
Shares sold                            3,731          42,193
Shares issued in merger                   --       3,237,823
Shares issued as reinvestment
 of dividends                        115,386          45,794
Shares redeemed                     (890,992)       (426,380)
                                ------------    ------------
Net increase (decrease) in
 shares outstanding                 (771,875)      2,899,430
                                ============    ============
High Yield Fund II ($)
Shares sold                     $     36,929    $    467,407
Shares issued in merger                   --      35,837,128
Shares issued as reinvestment
 of dividends                      1,098,699         495,594
Shares redeemed                   (8,630,230)     (4,680,068)
                                ------------    ------------
Net increase (decrease)         $ (7,494,602)   $ 32,120,061
                                ============    ============

----------
(1)  Class T Shares commenced operations on March 31, 2000.

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                               Class A Shares                                   Class B Shares
                                --------------------------------------------    ---------------------------------------------
                                    Five                                            Five
                                Months Ended     Year Ended     Period Ended    Months Ended      Year Ended     Period Ended
                                  March 31,      October 31,     October 31,      March 31,       October 31,     October 31,
                                    2001            2000           1999(1)          2001             2000           1999(1)
                                ------------    ------------    ------------    ------------     ------------    ------------
High Yield Bond Fund
 (Number of Shares)
Shares sold                          539,752         795,930       2,950,126         177,908(3)       263,509         245,269
Shares issued as reinvestment
 of dividends                        139,603         308,536         184,187          12,429           17,410           4,506
Shares redeemed                     (702,638)       (572,787)        (69,091)        (54,389)        (118,328)        (11,685)
                                ------------    ------------    ------------    ------------     ------------    ------------
Net increase (decrease) in
 shares outstanding                  (23,283)        531,679       3,065,222         135,948          162,591         238,090
                                ============    ============    ============    ============     ============    ============
High Yield Bond Fund ($)
Shares sold                     $  5,066,037    $  7,879,297    $ 29,549,612    $  1,730,356(3)  $  2,578,002    $  2,474,568
Shares issued as reinvestment
 of dividends                      1,305,475       3,000,374       1,855,772         123,744          169,541          45,149
Shares redeemed                   (6,625,140)     (5,535,027)       (693,436)       (513,327)      (1,156,802)       (116,958)
                                ------------    ------------    ------------    ------------     ------------    ------------
Net increase (decrease)         $   (253,628)   $  5,344,644    $ 30,711,948    $  1,340,773     $  1,590,741    $  2,402,759
                                ============    ============    ============    ============     ============    ============

                                                Class C Shares                               Class X Shares(6)
                                -----------------------------------------    ---------------------------------------------
                                    Five                                         Five
                                Months Ended   Year Ended    Period Ended    Months Ended      Year Ended     Period Ended
                                  March 31,    October 31,    October 31,      March 31,       October 31,    October 31,
                                    2001           2000          1999(1)         2001              2000         1999(2)
                                -----------    -----------    -----------    -----------       -----------    -----------
High Yield Bond Fund
 (Number of Shares)
Shares sold                          23,538        117,601         77,919          2,714            47,258         87,496
Shares issued as reinvestment
 of dividends                         4,599          9,355          1,787             --             8,397          3,023
Shares redeemed                     (58,698)       (33,988)        (1,994)      (116,250)(3)       (29,041)        (3,597)
                                -----------    -----------    -----------    -----------       -----------    -----------
Net increase (decrease) in
 shares outstanding                 (30,561)        92,968         77,712       (113,536)           26,614         86,922
                                ===========    ===========    ===========    ===========       ===========    ===========
High Yield Bond Fund ($)
Shares sold                     $   220,015    $ 1,149,721    $   784,122    $    25,056       $   462,208    $   885,049
Shares issued as reinvestment
 of dividends                        42,924         90,648         17,932             --            75,035         30,325
Shares redeemed                    (553,239)      (328,499)       (19,911)    (1,165,012)(3)      (276,571)       (35,782)
                                -----------    -----------    -----------    -----------       -----------    -----------
Net increase (decrease) in
 shares outstanding             $  (290,300)   $   911,870    $   782,143    $(1,139,956)      $   260,672    $   879,592
                                ===========    ===========    ===========    ===========       ===========    ===========

                                          Class A Shares                          Class B Shares
                                ----------------------------------    ----------------------------------
                                     Nine                                 Nine
                                 Months Ended        Period Ended     Months Ended        Period Ended
                                   March 31,           June 30,         March 31,           June 30,
                                     2001               2000(4)           2001               2000(5)
                                ---------------    ---------------    ---------------    ---------------
Money Market Fund
 (Number of Shares)
Shares sold                       1,150,554,753      1,169,128,592         68,493,003         61,428,458
Shares issued as reinvestment
 of dividends                         1,351,356            401,613            431,723            197,336
Shares redeemed                  (1,154,040,303)    (1,094,099,819)       (48,838,827)       (49,590,590)
                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in
 shares outstanding                  (2,134,194)        75,430,386         20,085,899         12,035,204
                                ===============    ===============    ===============    ===============
Pilgrim Money Market Fund ($)
Shares sold                     $ 1,150,554,753    $ 1,169,128,592    $    68,493,003    $    61,428,458
Shares issued as reinvestment
 of dividends                         1,351,356            401,613            431,723            197,336
Shares redeemed                  (1,154,036,641)    (1,094,099,819)       (48,838,828)       (49,590,590)
                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease)         $    (2,130,532)   $    75,430,386    $    20,085,898    $    12,035,204
                                ===============    ===============    ===============    ===============

                                           Class C Shares
                                ----------------------------------
                                     Nine
                                 Months Ended       Period Ended
                                   March 31,          June 30,
                                     2001              2000(5)
                                ---------------    ---------------
Money Market Fund
 (Number of Shares)
Shares sold                         223,189,271         63,807,062
Shares issued as reinvestment
 of dividends                           261,553             62,389
Shares redeemed                    (201,473,468)       (58,438,711)
                                ---------------    ---------------
Net increase (decrease) in
 shares outstanding                  21,977,356          5,430,740
                                ===============    ===============
Pilgrim Money Market Fund ($)
Shares sold                     $   223,189,271    $    63,807,062
Shares issued as reinvestment
 of dividends                           261,553             62,389
Shares redeemed                    (201,473,468)       (58,438,711)
                                ---------------    ---------------
Net increase (decrease)         $    21,977,356    $     5,430,740
                                ===============    ===============

----------
(1)  Class A, B and C Shares commenced operations on December 15, 1998.
(2)  Class X Shares commenced operations on January 11, 1999.
(3) Amounts reflect 115,804 of Class X shares, valued at $1,069,603, that were converted into Class B shares on November 17, 2000.
(4)  Class A Shares commenced operations on July 12, 1999.
(5)  Class B and C Shares commenced operations on November 24, 1999.
(6) Effective November 17, 2000, Class X Shares are no longer being offered for sale.

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------


                                                  Class A Shares                                   Class B Shares
                                  ---------------------------------------------   ------------------------------------------------
                                       Five                                            Five
                                   Months Ended    Year Ended     Period Ended     Months Ended      Year Ended      Period Ended
                                     March 31,     October 31,     October 31,       March 31,       October 31,      October 31,
                                       2001           2000            1999(1)          2001             2000            1999(1)
                                  -------------   -------------   -------------   -------------     -------------    -------------
ING Pilgrim Money Market Fund
 (Number of Shares)
Shares sold                         431,641,207     880,095,214     325,378,899       1,038,248(4)     11,939,590        1,897,590
Shares issued as reinvestment
 of dividends                        11,100,736      19,495,251       3,010,550          62,429           120,224            7,368
Shares redeemed                    (367,751,613)   (687,044,099)   (100,268,229)     (1,091,847)      (10,526,771)        (734,755)
                                  -------------   -------------   -------------   -------------     -------------    -------------
Net increase in
 shares outstanding                  74,990,330     212,546,366     228,121,220           8,830         1,533,043        1,170,203
                                  =============   =============   =============   =============     =============    =============
ING Pilgrim Money Market
 Fund ($)
Shares sold                       $ 431,641,207   $ 880,095,214   $ 325,378,899   $   1,038,248(4)  $  11,939,590    $   1,897,590
Shares issued as reinvestment
 of dividends                        11,100,736      19,495,251       3,010,550          62,429           120,224            7,368
Shares redeemed                    (367,751,613)   (687,044,099)   (100,268,229)     (1,091,847)      (10,526,772)        (734,755)
                                  -------------   -------------   -------------   -------------     -------------    -------------
Net increase                      $  74,990,330   $ 212,546,366   $ 228,121,220   $       8,830     $   1,533,042    $   1,170,203
                                  =============   =============   =============   =============     =============    =============

                                                   Class C Shares                                  Class I Shares
                                    --------------------------------------------    --------------------------------------------
                                        Five                                            Five
                                    Months Ended     Year Ended     Period Ended    Months Ended     Year Ended     Period Ended
                                      March 31,      October 31,     October 31,      March 31,      October 31,     October 31,
                                        2001            2000           1999(1)          2001             2000          1999(2)
                                    ------------    ------------    ------------    ------------    ------------    ------------
ING Pilgrim Money Market Fund
 (Number of Shares)
Shares sold                            1,847,196       4,458,551         675,705              --      39,600,100       1,901,244
Shares issued as reinvestment
 of dividends                             45,292          38,998           5,450         251,087         863,004           5,232
Shares redeemed                       (1,344,060)     (2,907,001)       (239,212)     (1,494,250)    (30,307,606)             --
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                      548,428       1,590,548         441,943      (1,243,163)     10,155,498       1,906,476
                                    ============    ============    ============    ============    ============    ============
ING Pilgrim Money Market Fund ($)
Shares sold                         $  1,847,196    $  4,458,551    $    675,705    $         --    $ 39,600,100    $  1,901,244
Shares issued as reinvestment
 of dividends                             45,292          38,998           5,450         251,087         863,004           5,232
Shares redeemed                       (1,344,060)     (2,907,002)       (239,212)     (1,494,250)    (30,307,606)             --
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $    548,428    $  1,590,547    $    441,943    $ (1,243,163)   $ 10,155,498    $  1,906,476
                                    ============    ============    ============    ============    ============    ============

                                                                        Class X Shares(5)
                                                      --------------------------------------------------
                                                          Five
                                                      Months Ended         Year Ended       Period Ended
                                                        March 31,          October 31,       October 31,
                                                          2001                 2000            1999(2)
                                                      -----------          -----------       -----------
ING Pilgrim Money Market Fund
 (Number of Shares)
Shares sold                                                 6,199            1,107,597         2,378,957
Shares issued as reinvestment of dividends                     --               21,226            19,653
Shares redeemed                                          (388,098)(4)       (2,258,571)         (886,834)
                                                      -----------          -----------       -----------
Net increase (decrease) in shares outstanding            (381,899)          (1,129,748)        1,511,776
                                                      ===========          ===========       ===========
ING Pilgrim Money Market Fund ($)
Shares sold                                           $     6,199          $ 1,107,597       $ 2,378,957
Shares issued as reinvestment of dividends                     --               21,226            19,653
Shares redeemed                                          (388,098)(4)       (2,258,570)         (886,834)
                                                      -----------          -----------       -----------
Net increase (decrease) in shares outstanding         $  (381,899)         $(1,129,747)      $ 1,511,776
                                                      ===========          ===========       ===========

----------
(1)  Class A, B, and C Shares commenced operations on December 15, 1998.
(2)  Class I Shares commenced operations on October 13, 1999.
(3)  Class X Shares commenced operations on January 20, 1999.
(4) Amounts reflect 381,646 of Class X shares, valued at $381,646, that were converted into Class B shares on November 17, 2000.
(5) Effective November 17, 2000, Class X Shares are no longer being offered for sale.

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                    Three
                                                 Months Ended     Year Ended       Year Ended
                                                   March 31,      December 31,     December 31,
                                                     2001             2000             1999
                                                -------------    -------------    -------------
Money Market Trust
 (Number of Shares)
Shares sold                                        16,156,660       85,250,442      100,237,881
Shares issued as reinvestment of dividends            724,771        4,121,169        3,418,339
Shares redeemed                                   (16,555,408)    (124,370,412)     (93,294,926)
                                                -------------    -------------    -------------
Net increase (decrease) in shares outstanding         326,023      (34,998,801)      10,361,294
                                                =============    =============    =============
Money Market Trust ($)
Shares sold                                     $  16,156,660    $  85,250,442    $ 100,237,881
Shares issued as reinvestment of dividends            724,771        4,121,169        3,418,339
Shares redeemed                                   (16,555,408)    (124,370,412)     (93,294,926)
                                                -------------    -------------    -------------
Net increase (decrease)                         $     326,023    $ (34,998,801)   $  10,361,294
                                                =============    =============    =============

NOTE 12 -- FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2001, the Strategic Income Fund had the following forward foreign currency contracts:

   Currency                               In                                  Net
      to                 Settlement     Exchange                     Unrealized Appreciation
     Sell                   Date          For           Value$           (Depreciation)
     ----                   ----          ---           ------           --------------
Danish Krone                            USD
 DKK 15,441,000           05/18/01      1,879,839     $1,819,621           $  60,218
Euro                                    USD
 EUR 3,888,000            05/18/01      3,527,194      3,421,429             105,765
 EUR 490,000              05/18/01        463,172        431,198              31,974
 EUR 1,755,000            05/18/01      1,657,597      1,544,395             113,202
British Pound                           USD
 GBP 2,730,000            05/18/01      3,935,022      3,871,533              63,489
Swedish Kona                            USD
 SEK 9,271,000            05/18/01        920,290        894,484              25,806
United States Dollar                    EUR
USD 2,051,032             05/18/01      2,245,000      1,975,594             (75,438)
                                                                           ---------
                                                                           $ 325,016
                                                                           =========

NOTE 13 -- CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Fund II had 28% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 2001, the High Yield Fund II held SA Telecommunications, Inc., US Interactive, Poland Telecom, ICG Services, Inc. and Russell Stanley defaulted securities. The aggregate value for these securities was $3,976,764 at March 31, 2001.

For financial reporting purposes, it is each Fund's accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

NOTE 14 -- FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

At March 31, 2001, capital loss carryforwards were as follows:

                                                              Expiration
                                             Amount              Dates
                                             ------              -----
GNMA Fund                                $ 15,944,450        2003 to 2008
National-Tax Exempt Bond Fund                  58,032            2008
Strategic Income Fund                       7,375,189        2006 to 2009
High Yield Fund                           106,986,801        2002 to 2009
High Yield Fund II                        348,293,074        2004 to 2009
High Yield Bond Fund                          904,574            2008

During the period ended March 31, 2001, $1,301,325 of capital loss carryforwards of High Yield Fund II expired.

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended March 31, 2001, the Funds elected to defer losses occurring between November 1, 2000 and March 31, 2001 as follows:

                                                           Post October
                                                         capital/currency
       Fund                                               losses deferred
       ----                                               ---------------
Intermediate Bond Fund                                      $   108,808
Strategic Income Fund                                           166,952
High Yield Fund                                              43,400,212
High Yield Fund II                                           11,203,875
High Yield Bond Fund                                            577,558

NOTE 15 -- CHANGES IN THE FUND'S YEAR-END

Effective March 31, 2001 the Funds changed their fiscal year-end to March 31 from: June 30 for Strategic Income Fund, High Yield Fund, High Yield Fund II and Pilgrim Money Market Fund; October 31 for National Tax-Exempt Bond Fund, Intermediate Bond Fund, High Yield Bond Fund and ING Pilgrim Money Market Fund; December 31 for GNMA Income Fund and Lexington Money Market Trust. This change was done to facilitate the administration of the Funds.

NOTE 16 -- REORGANIZATIONS

On February 23, 2001 and March 23, 2001, certain Funds, as listed below (each an: "Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 11 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                            Acquired Fund
                                                                                                              Unrealized
 Acquiring               Acquired                       Total net assets of      Total net assets of         appreciation
   Fund                    Fund                         Acquired Fund (000)      Acquiring Fund (000)     (depreciation)(000)
   ----                    ----                         -------------------      --------------------     -------------------
GNMA             Pilgrim Government Securities
 Income Fund     Income Fund                                  $121,742                $391,489               $    2,145

Strategic        Pilgrim Global Income Fund                     14,716                  13,785                     (104)
 Income Fund     Pilgrim International Bond Fund                23,582                  13,785                     (799)

High Yield       Pilgrim High Total Return Fund I              106,620                 140,145                 (135,704)
 Fund II         Pilgrim High Total Return Fund II              50,849                 140,145                  (28,974)

The net assets of GNMA Income Fund, Strategic Income Fund and High Yield Fund II after the acquisition were approximately $513,231,000, $52,083,000 and $297,614,000, respectively.

On March 31, 2000, the High Yield Fund II ("Acquiring Fund"), acquired the assets and certain liabilities of Pilgrim High Yield III Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 11 -- Capital Shares. The net assets and unrealized depreciation of the Acquired Fund was $142,232,353 and $(755,931), respectively. The Acquiring Funds net assets prior to and immediately after the acquisition was $67,494,309 and $209,726,662, respectively.

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

NOTE 17 -- SUBSEQUENT EVENTS (Unaudited)

Merger involving Managers. On April 30, 2001, ING Mutual Funds Management, LLC merged into ING Pilgrim Investments, LLC. All contracts, obligations and assets of ING Mutual Funds Management, LLC were assumed by ING Pilgrim Investments, LLC pursuant to the merger.

Dividends. Subsequent to March 31, 2001 the following Funds declared dividends from net investment income of:

                            Per Share
                              Amount         Payable Date         Record Date
                              ------         ------------         -----------
GNMA Income Fund
Class A                      $0.0390         April 04, 2001       March 30, 2001
Class B                      $0.0350         April 04, 2001       March 30, 2001
Class C                      $0.0350         April 04, 2001       March 30, 2001
Class M                      $0.0360         April 04, 2001       March 30, 2001
Class Q                      $0.0390         April 04, 2001       March 30, 2001
Class T                      $0.0360         April 04, 2001       March 30, 2001
Class A                      $0.0400         May 03, 2001         April 30, 2001
Class B                      $0.0360         May 03, 2001         April 30, 2001
Class C                      $0.0360         May 03, 2001         April 30, 2001
Class M                      $0.0370         May 03, 2001         April 30, 2001
Class Q                      $0.0400         May 03, 2001         April 30, 2001
Class T                      $0.0370         May 03, 2001         April 30, 2001

Pilgrim National Tax-Exempt Bond Fund
Class A                      $0.0323         May 01, 2001         Daily
Class B                      $0.0259         May 01, 2001         Daily
Class C                      $0.0258         May 01, 2001         Daily

Pilgrim Intermediate Bond Fund
Class A                      $0.0524         May 01, 2001         Daily
Class B                      $0.0469         May 01, 2001         Daily
Class C                      $0.0472         May 01, 2001         Daily

Pilgrim Strategic Income Fund
Class A                      $0.0540         April 04, 2001       March 30, 2001
Class B                      $0.0500         April 04, 2001       March 30, 2001
Class C                      $0.0500         April 04, 2001       March 30, 2001
Class Q                      $0.0550         April 04, 2001       March 30, 2001
Class A                      $0.0540         May 03, 2001         April 30, 2001
Class B                      $0.0500         May 03, 2001         April 30, 2001
Class C                      $0.0500         May 03, 2001         April 30, 2001
Class Q                      $0.0540         May 03, 2001         April 30, 2001

Pilgrim High Yield Fund
Class A                      $0.0450         April 04, 2001       March 30, 2001
Class B                      $0.0430         April 04, 2001       March 30, 2001
Class C                      $0.0430         April 04, 2001       March 30, 2001
Class M                      $0.0430         April 04, 2001       March 31, 2001
Class Q                      $0.0460         April 04, 2001       March 30, 2001
Class A                      $0.0450         May 03, 2001         April 30, 2001
Class B                      $0.0430         May 03, 2001         April 30, 2001
Class C                      $0.0430         May 03, 2001         April 30, 2001
Class M                      $0.0430         May 03, 2001         April 30, 2001
Class Q                      $0.0460         May 03, 2001         April 30, 2001

Pilgrim High Yield Fund II
Class A                      $0.1600         May 01, 2001         Daily
Class B                      $0.1520         May 01, 2001         Daily
Class C                      $0.1540         May 01, 2001         Daily
Class Q                      $0.1610         May 01, 2001         Daily
Class T                      $0.1550         May 01, 2001         Daily

Pilgrim High Yield Bond Fund
Class A                      $0.0686         May 01, 2001         Daily
Class B                      $0.0630         May 01, 2001         Daily
Class C                      $0.0642         May 01, 2001         Daily

Pilgrim Money Market Fund
Class A                      $0.0034         May 01, 2001         Daily
Class B                      $0.0033         May 01, 2001         Daily
Class C                      $0.0028         May 01, 2001         Daily

ING Pilgrim Money Market Fund
Class A                      $0.0038         May 01, 2001         Daily
Class B                      $0.0032         May 01, 2001         Daily
Class C                      $0.0032         May 01, 2001         Daily
Class I                      $0.0039         May 01, 2001         Daily

Lexington Money Market Trust
Class A                      $0.0034         May 01, 2001         Daily

Pilgrim GNMA
Income Fund

                  PORTFOLIO OF INVESTMENTS as of March 31, 2001
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 91.29%

                      Federal Home Loan Mortgage Corportation: 4.80%
$ 9,573,938           6.500% due 06/01/16                          $  9,666,712
  3,595,284           7.000% due 11/01/14                             3,676,177
  9,465,722           7.500% due 12/01/14 - 01/01/30                  9,725,155
  2,228,771           8.000% due 01/01/30                             2,300,492
                                                                   ------------
                                                                     25,368,536
                                                                   ------------
                      Federal National Mortgage Corportation: 2.50%
  3,348,948           6.500% due 06/01/14 - 12/01/18                  3,369,816
  1,636,015           7.000% due 03/01/15                             1,675,683
  1,814,982           7.500% due 05/01/28                             1,855,819
  6,075,039           8.500% due 08/01/11 - 09/01/15                  6,316,164
                                                                   ------------
                                                                     13,217,482
                                                                   ------------
                      Government National Mortgage Association: 83.99%
    233,983           5.500% due 04/20/29                               222,508
    574,650           5.650% due 07/15/29                               570,755
 54,919,358           6.000% due 07/15/28 - 02/15/31                 53,923,296
  4,747,797           6.250% due 04/15/26 - 04/15/28                  4,683,165
    140,093           6.340% due 02/15/29                               141,623
    588,157           6.350% due 09/15/33                               588,028
  5,929,429           6.400% due 10/15/33 - 08/15/38                  5,944,292
  1,198,189           6.470% due 09/15/33                             1,205,808
 39,560,999           6.500% due 02/15/22 - 02/15/40                 39,663,845
 15,669,852           6.625% due 07/15/33 - 01/15/40                 15,892,326
  6,973,052           6.650% due 12/15/13 - 11/15/39                  7,048,913
  3,572,840           6.670% due 01/15/40                             3,628,436
  6,294,014           6.688% due 07/15/40                             6,435,932
$   398,178           6.700% due 08/15/14 - 12/15/14                    396,104
 16,967,537(1)        6.750% due 12/15/01 - 05/15/40                 17,038,289
  2,894,673           6.810% due 07/15/39                             2,967,481
  3,187,483           6.820% due 04/15/34                             3,278,946
  1,831,307           6.870% due 03/15/39                             1,821,006
  9,174,120           6.875% due 01/15/29 - 02/15/40                  9,456,035
  2,990,221           6.950% due 12/15/29                             3,066,552
 20,425,651           7.000% due 09/15/23 - 06/15/34                 20,811,530
    984,393           7.050% due 07/15/29                               997,313
  5,674,000 (1)       7.100% due 08/15/01                             5,840,674
  9,081,808           7.125% due 09/15/39                             9,488,280
  2,279,793           7.200% due 04/15/34                             2,399,687
  5,791,725           7.250% due 05/15/22 - 06/15/29                  5,862,795
 18,668,492           7.450% due 03/15/29                            19,333,557
 51,582,564           7.500% due 04/15/13 - 05/15/31                 52,967,528
  1,996,431           7.600% due 06/15/40                             2,052,029
 12,633,763           7.625% due 08/15/14 - 07/15/38                 13,542,702
 27,500,642(1)        7.650% due 09/15/02 - 05/15/26                 28,972,481
    687,902           7.700% due 08/15/13                               712,646
  6,138,526           7.750% due 06/15/14 - 01/15/36                  6,553,702
  1,238,069(1)        7.800% due 10/15/02 - 07/15/19                  1,312,649
 10,256,689           7.875% due 09/15/29 - 04/15/38                 11,102,786
 25,701,640(1)        8.000% due 08/15/01 - 06/15/40                 27,270,400
    611,648           8.050% due 07/15/19 - 04/15/21                    633,478
  1,597,875           8.100% due 06/15/12 - 07/15/12                  1,626,994
$ 5,046,076           8.125% due 05/15/38                             5,458,355
  9,138,674           8.150% due 12/15/11 - 09/15/15                  9,317,112
  7,534,488           8.200% due 10/15/11 - 05/15/13                  7,707,574
  7,676,801(1)        8.250% due 07/15/01 - 12/15/37                  7,948,798
 12,121,782           8.500% due 04/15/12 - 04/15/32                 12,280,881
  6,749,308           8.750% due 11/15/17 - 06/15/27                  7,098,890
  2,255,196           9.000% due 05/15/20 - 12/15/34                  2,439,318
  1,402,983           9.250% due 06/15/30                             1,472,256
    996,071           10.250% due 08/15/29                            1,138,177
                                                                   ------------
                                                                    444,315,932
                                                                   ------------
                      Total U.S. Government Agency Obligations
                        (Cost $467,077,778)                         482,901,950
                                                                   ------------
U.S. TREASURY NOTES: 4.52%

 10,000,000           3.500% due 01/15/11                            10,228,380
 13,000,000           5.750% due 11/15/05 - 08/15/10                 13,674,032
                                                                   ------------
                      Total U.S. Treasury Notes
                        (Cost $ 23,627,436)                          23,902,412
                                                                   ------------
                      Total Long-Term Investments
                        (Cost $490,705,214)                         506,804,362
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim GNMA
Income Fund

            PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 9.52%

                      U.S. Treasury Obligations: 9.52%
$   300,000           U.S. Treasury Bill, 4.900% due 04/12/01      $    299,551
 17,100,000           U.S. Treasury Bill, 4.800% due 04/19/01        17,058,960
 25,000,000           U.S. Treasury Bill, 4.870% due 04/19/01        24,939,125
  7,500,000           U.S. Treasury Bill, 5.020% due 04/19/01         7,481,175
    600,000           U.S. Treasury Bill, 5.640% due 06/14/01           593,044
                                                                   ------------
                      Total Short-Term Investments
                        (Cost $ 50,371,855)                          50,371,855
                                                                   ------------
                      Total Investments in Securities
                        (Cost $541,077,069)*              105.33%   557,176,217
                      Other Assets and Liabilities-Net     -5.33%   (28,196,352)
                                                         -------   ------------
                      Net Assets                          100.00%  $528,979,865
                                                         =======   ============

* Cost for federal income tax purposes is $541,102,046. Net unrealized appreciation consists of:

                      Gross Unrealized Appreciation                $ 16,812,666
                      Gross Unrealized Depreciation                    (738,495)
                                                                   ------------
                         Net Unrealized Appreciation               $ 16,074,171
                                                                   ============

(1) Some or all of this security are construction loan securities issued on a when-issued basis (see Note 10).

                 See Accompanying Notes to Financial Statements

Pilgrim
National Tax-Exempt
Bond Fund

                  PORTFOLIO OF INVESTMENTS as of March 31, 2001
--------------------------------------------------------------------------------

Principal
Amount                    Security                   Ratings(1)        Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES: 96.00%

            Arizona: 4.81%
$1,100,000  Salt River Project Agricultural
            Improvement & Power District
            Electrical Systems Revenue, 5.750%,
            due 01/01/19                               Aa2/AA      $  1,112,133
                                                                   ------------
            Colorado: 4.53%
 1,000,000  Interlocken Metropolitan District,
            Colorado Reference, Series A, 5.750%,
            due 12/15/19                               NR/AA          1,046,220
                                                                   ------------
            Connecticut: 4.59%
 1,000,000  Connecticut State General Obligation,
            5.500%, due 11/01/18                       Aa2/AA         1,059,380
                                                                   ------------
            Illinois: 10.51%
 1,000,000  Chicago Illinois Board Of Education,
            Chicago School Reform, AMBAC
            Insured, 5.750%, due 12/01/27              Aaa/AAA        1,050,800
 1,250,000  De Kalb Ogle Etc Counties, Illinois
            Community College District No. 523,
            FSA Insured, 5.750%, due 02/01/11          Aaa/NR         1,377,650
                                                                   ------------
                                                                      2,428,450
                                                                   ------------
            Indianapolis: 4.36%
 1,000,000  Indianapolis Industrial Local Public
            Improvement Board, Series E, 5.750%,
            due 02/01/29                               NR/AA          1,006,220
                                                                   ------------
            Massachussettes: 4.58%
 1,000,000  Massachusetts State Port Authority
            Revenue, Series C, 5.750%, due
            07/01/29                                   Aa3/AA-        1,059,230
                                                                   ------------
            Nevada: 4.45%
 1,000,000  Clark County, Nevada School District
            Building & Renovation, Series B, FGIC
            Insured, 5.750%, due 06/15/02              Aaa/AAA        1,028,950
                                                                   ------------
            New Hampshire: 4.57%
 1,000,000  Manchester New Hampshire Housing
            & Redevelopment Authority Revenue,
            Series A, 5.750%, due 01/01/08             Baa3/A         1,055,340
                                                                   ------------
            New York: 13.20%
 1,000,000  New York, New York General
            Obligation, Series H, 5.000%, due
            03/15/29                                   A2/A             962,830
 1,000,000  New York State Dormitory Authority
            Revenue, Series A, FSA Insured,
            5.500%, due 07/01/15                       Aaa/AAA        1,071,480
 1,000,000  New York State Power Authority
            Revenue, 4.900%, due 11/15/13              Aa2/AA-        1,015,340
                                                                   ------------
                                                                      3,049,650
                                                                   ------------
            Oklahoma: 9.07%
 1,000,000  Oklahoma State Industrial Authority
            Revenue Reference, Health System
            Obligation Group, Series A, 6.000%,
            due 08/15/19                               Aaa/AAA        1,073,230
 1,000,000  Payne County Oklahoma Economic
            Development Authority, Student
            Housing Revenue, Collegiate Housing
            Foundation, Series A, 6.375%, due
            01/01/30                                   Baa3/NR        1,023,170
                                                                   ------------
                                                                      2,096,400
                                                                   ------------
            Pennsylvania: 8.95%
$1,000,000  Allegheny County Pennsylvania Port
            Authority Special Revenue, MBIA
            Insured, 6.000%, due 01/03/24              Aaa/AAA        1,133,500
 1,000,000  Philadelphia Pennsylvania Hospitals &
            Higher Education Facilities Authority
            Revenue, Jefferson Health System,
            Series A, 5.000%, due 05/15/18             A1/AA-           933,880
                                                                   ------------
                                                                      2,067,380
                                                                   ------------
            Rhode Island: 4.44%
 1,000,000  Rhode Island Clean Water Finance
            Agency Revenue, 5.000%, due
            10/01/14                                   Aaa/AAA        1,024,710
                                                                   ------------
            Texas: 9.17%
 1,000,000  Laredo Texas Independent School
            District, General Obligation, PSF
            Guaranteed, 5.500%, due 08/01/20           Aaa/AAA        1,032,640
 1,050,000  San Felipe Del Rio Texas Independent
            School District, General Obligation,
            PSF Guaranteed, 5.500%, due
            08/15/19                                   Aaa/AAA        1,086,855
                                                                   ------------
                                                                      2,119,495
                                                                   ------------
            Washington: 4.14%
 1,000,000  Seattle Washington Municipal Light &
            Power Revenue, Series B, MBIA
            Insured, 5.000%, due 06/01/24              Aaa/AAA          956,830
                                                                   ------------
            West Virgina: 4.63%
 1,000,000  West Virginia State Hospial Finance
            Authority, Hospital Revenue, Oak Hill
            Hospital, Series B, 6.750%, due
            09/01/30                                   A2/NR          1,069,010
                                                                   ------------
            Total Municipal Securities (Cost
            $20,953,721)                                             22,179,398
                                                                   ------------
REPURCHASE AGREEMENT: 2.73%

   631,000  State Street Repurchase Agreement
            dated 03/30/01, 5.320%, due
            04/02/01, $631,280 to be received
            upon repurchase (Collateralized by
            630,000 FNMA, 5.500% due
            10/16/03, Market Value 645,902)                             631,000
                                                                   ------------
            Total Investments in Securities
              (Cost $21,584,721)*                         98.73%   $ 22,810,398
            Other Assets and Liabilities-Net               1.27%        292,260
                                                         ------    ------------
              Net Assets                                 100.00%   $ 23,102,658
                                                         ======    ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation                          $  1,234,377
            Gross Unrealized Depreciation                                (8,700)
                                                                   ------------
               Net Unrealized Appreciation                         $  1,225,677
                                                                   ============

(1) Credit ratings are provided by Moody's Investor Service, Inc. and Standard & Poor's Rating Group (Unaudited).

                 See Accompanying Notes to Financial Statements

Pilgrim
Intermediate
Bond

                  PORTFOLIO OF INVESTMENTS as of March 31, 2001
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 55.25%

                     Aerospace/Defense: 0.74%
$  300,000      #    Northrop Grumman Corp, 7.750%, due 02/15/31   $    303,096
                                                                   ------------
                     Agriculture: 2.45%
 1,000,000           RJ Reynolds Tobacco Holdings, Inc.,
                      7.375%, due 05/15/03                              999,042
                                                                   ------------
                     Airlines: 3.89%
 1,000,000           Delta Air Lines, Inc., 7.779%, due 11/18/05      1,051,300
   500,000           Delta Air Lines, Inc., 7.570%, due 11/18/10        538,405
                                                                   ------------
                                                                      1,589,705
                                                                   ------------
                     Auto Parts & Equipment: 2.19%
 1,000,000           Copper Rubber & Tire Co., 7.625%,
                      due 03/15/27                                      895,150
                                                                   ------------
                     Diversified Financial Services: 6.13%
 1,000,000           Capital One Bank, 6.875%, due 02/01/06             973,399
   500,000           Ford Credit Co., 7.375%, due 02/01/11              518,123
   500,000           Goldman Sachs Group, Inc., 6.875%,
                      due 01/15/11                                      507,463
   500,000      #    Pemex Project Funding Master Trust,
                      9.125%, due 10/13/10                              507,500
                                                                   ------------
                                                                      2,506,485
                                                                   ------------
                     Electric: 6.95%
   500,000           Calpine Corp., 8.500%, due 02/15/11                514,387
   500,000           Calpine Corp., 8.250%, due 08/15/05                513,695
 1,000,000           Dominion Resources Capital Trust III,
                      8.400%, due 01/15/31                            1,018,128
   250,000           Florida Power & Light Co., 6.875%,
                      due 12/01/05                                      261,933
   500,000           NSTAR, 8.000%, due 02/15/10                        533,094
                                                                   ------------
                                                                      2,841,237
                                                                   ------------
                     Gas: 0.62%
$  250,000           Southern California Gas Co., 6.380%,
                      due 10/29/01                                      251,898
                                                                   ------------
                     Healthcare -- Services: 1.24%
   500,000           HCA -- The Healthcare Company, 7.875%,
                      due 02/01/11                                      505,888
                                                                   ------------
                     Insurance: 0.66%
   250,000           Axa, 8.600%, due 12/15/30                          270,370
                                                                   ------------
                     Lodging: 1.90%
   250,000      #    Harrah's Operating Company, Inc.,
                      8.000%, due 02/01/11                              256,355
   500,000           Park Place Entertainment Corp., 9.375%,
                      due 02/15/07                                      521,250
                                                                   ------------
                                                                        777,605
                                                                   ------------
                     Media: 8.50%
 1,000,000           Century Communications, 0.000%, due 03/15/03       810,000
   500,000           Chancellor Media, Inc., 8.000%, due 11/01/08       521,250
   300,000           News America Inc., 7.625%, due 11/30/28            276,738
 1,000,000      @@   Rogers Cablesystems Ltd., 10.000%,
                      due 03/15/05                                    1,087,500
   700,000           Time Warner Inc., 8.050%, due 01/15/16             779,409
                                                                   ------------
                                                                      3,474,897
                                                                   ------------
                     Miscellaneous Manufacturing: 2.48%
 1,000,000      @@   Tyco International Group SA, 6.875%,
                      due 09/05/02                                    1,015,488
                                                                   ------------
                     Oil & Gas: 5.85%
$  500,000      @@   Gulf Canada Resources Limited, 8.375%,
                      due 11/15/05                                      542,500
   500,000           Louis Dreyfus Natural Gas, 9.250%,
                      due 06/15/04                                      537,302
   300,000           Occidental Petroleum Corp., 7.375%,
                      due 11/15/08                                      314,020
 1,000,000      #    Transocean Sedco Forex, Inc., 7.500%,
                      due 04/15/31                                      995,350
                                                                   ------------
                                                                      2,389,172
                                                                   ------------
                     Pharmaceuticals: 1.23%
   500,000      #    American Home Products Corp., 6.700%,
                      due 03/15/11                                      501,959
                                                                   ------------
                     Pipelines: 1.90%
   500,000           Duke Energy Field Services LLC, 7.500%,
                      due 08/16/05                                      526,342
   250,000           Dynegy Holdings, Inc., 6.875%, due 04/01/11        248,665
                                                                   ------------
                                                                        775,007
                                                                   ------------
                     Real Estate: 1.24%
   500,000      #    Simon DeBartolo Property Group LP, 7.375%,
                      due 01/20/06                                      506,218
                                                                   ------------
                     REITS: 2.46%
 1,000,000           HRPT Properties Trust, 6.750% due 12/18/02       1,004,793
                                                                   ------------
                     Telecommunications: 2.47%
   500,000      @@#  France Telecom, 7.750%, due 03/01/11               505,136
   500,000      @@#  France Telecom, 8.500%, due 03/01/31               506,260
                                                                   ------------
                                                                      1,011,396
                                                                   ------------
                     Transportation: 2.35%
   956,654           FedEx Corp., 6.720%, due 01/15/22                  961,776
                                                                   ------------
                     Total Corporate Bonds
                       (Cost $ 22,173,009)                           22,581,182
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Intermediate
Bond

            PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 21.76%

                     Federal Home Loan Mortgage Association: 16.90%
$  652,634           6.000%, due 05/01/29                          $    637,326
 1,228,834           6.500%, due 09/01/14                             1,245,628
 1,103,041           6.500%, due 04/01/29                             1,100,564
   677,064           6.500%, due 05/01/29                               675,544
 1,211,893           7.000%, due 11/01/14                             1,240,331
   554,138           7.000%, due 10/01/29                               561,296
   928,574           7.500%, due 04/01/30                               949,880
   479,153           8.000%, due 05/01/30                               494,685
                                                                   ------------
                                                                      6,905,254
                                                                   ------------
                     Government National Mortgage Association: 3.62%
   689,274           7.000%, due 09/15/29                               700,510
   113,672           10.000%, due 03/15/19                              125,203
    82,904           10.000%, due 01/15/21                               90,826
   260,643           10.000%, due 01/15/21                              285,547
   255,139           10.000%, due 01/15/21                              279,517
                                                                   ------------
                                                                      1,481,603
                                                                   ------------
                     Other U.S. Government Agencies: 1.24%
   500,000           Tennessee Valley Authority, 6.000%,
                      due 03/15/13                                      505,455
                                                                   ------------
                     Total U.S. Government Agency Obligations
                       (Cost $8,616,892)                              8,892,312
                                                                   ------------

U.S. TREASURY OBLIGATIONS: 7.70%

                     U.S. Treasury Bonds: 0.94%
$   64,000           6.250%, due 05/15/30                                70,310
   225,000           9.125%, due 05/15/18                               313,418
                                                                   ------------
                                                                        383,728
                                                                   ------------
                     U.S. Treasury Notes: 6.76%
   793,000           5.000%, due 02/15/11                               797,586
 1,006,000           5.625%, due 11/30/02                             1,028,141
   896,000           5.750%, due 11/15/05                               939,821
                                                                   ------------
                                                                      2,765,548
                                                                   ------------
                     Total U.S. Treasury Obligations
                      (Cost $3,144,702)                               3,149,276
                                                                   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES: 5.66%

                     Automobile: 2.50%
 1,000,000           Ford Credit Auto Owner Trust, 6.650%,
                      due 10/15/03                                    1,021,556
                                                                   ------------
                     Investment Companies: 1.95%
   803,742      #    Garanti Trade Payment Rights Master Trust,
                      10.810%, due 06/15/04                             797,954
                                                                   ------------
                     Mortgage -- Residential: 1.21%
   480,800           Residential Accredit Loans, Inc., 7.750%
                      due, 05/25/27                                     495,154
                                                                   ------------
                     Total CMO's and Asset Backed Securities
                      (Cost $2,262,500)                               2,314,664
                                                                   ------------


Shares                              Security                           Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 1.49%

                     Media: 1.49%
   557,980      &    CSC Holdings, Inc.                            $    608,194
                                                                   ------------
                     Total Preferred Stock
                      (Cost $664,957)                                   608,194
                                                                   ------------
                     Total Long-Term Investments
                      (Cost $36,837,666)                             37,545,628
                                                                   ------------
Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.41%

                     Repurchase Agreement: 5.41%
$2,213,000           State Street Repurchase Agreement
                      dated 03/30/01, 5.32% due 04/02/01,
                      $2,213,981 to be received upon repurchase
                      (Collateralized by $2,205,000 FNMA
                      5.500% Market Value $2,260,656,
                      due 10/16/03)                                   2,213,000
                                                                   ------------
                     Total Investments in Securities
                      (Cost $ 39,050,666)*                97.27%   $ 39,758,628
                     Other Assets and Liabilities-Net      2.73%      1,116,161
                                                         ------    ------------
                         Net Assets                      100.00%   $ 40,874,789
                                                         ======    ============

# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign Issuer
&    Payment-in-kind
* Cost for federal income tax purposes is $39,677,997. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                 $    270,915
                     Gross Unrealized Depreciation                     (190,284)
                                                                   ------------
                         Net Unrealized Appreciation               $     80,631
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income Fund

                  PORTFOLIO OF INVESTMENTS as of March 31, 2001
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 45.24%
                     Aerospace/Defense: 0.16%
$  175,000      XX   Simula, Inc., 8.000%, due 05/01/04            $     87,500
                                                                   ------------
                     Airlines: 0.11%
    60,000           Atlas Air Worldwide Holdings, Inc.,
                       9.375%, due 11/15/06                              60,600
                                                                   ------------
                     Banks: 6.82%
   155,000      @@   Banco Santander-Chile, 6.500%, due 11/01/05        157,618
   450,000(1)   @@   Bank Nederlandse Gemeenten, 7.750%,
                       due 08/13/03                                     673,028
   700,000(1)   @@   European Investment Bank, 7.000%,
                       due 12/08/03                                   1,035,886
   730,000(1)   @@   KFW International Finance, 6.000%,
                       due 10/27/03                                   1,052,622
 4,557,000(2)   @@   Realkredit Danmark A/S, 6.000%, due 10/01/29       522,049
   200,000           Wachovia Corp., 6.605%, due 10/01/25               204,150
                                                                   ------------
                                                                      3,645,353
                                                                   ------------
                     Chemicals: 0.20%
   225,000           Sterling Chemicals, Inc., 11.750%,
                       due 08/15/06                                     105,188
                                                                   ------------
                     Commercial Banks -- Non U.S.: 0.72%
 3,352,000(2)   @@   Danske Kredit, 6.000%, due 10/01/29                384,202
                                                                   ------------
                     Commercial Services: 1.57%
   475,000           Mail-Well, Inc., 8.750%, due 12/15/08              406,125
   815,000           Neff Corp., 10.250%, due 06/01/08                  346,375
    25,000           United Rentals, Inc., 8.800%, due 08/15/08          22,000
    75,000           United Rentals, Inc., 9.000%, due 04/01/09          66,750
                                                                   ------------
                                                                        841,250
                                                                   ------------
                     Computers: 0.06%
   100,000           Globix Corp., 12.500%, due 02/01/10                 29,500
                                                                   ------------
                     Diversified Financial Services: 1.48%
    60,000      @@#  Cerro Negro Finance Ltd, 7.330%, due 12/01/09       54,854
   200,000           Citigroup, Inc., 5.700%, due 02/06/04              202,021
   200,000           Household Finance Corp., 8.000%,
                       due 05/09/05                                     214,350
   440,000           Madison River Capital LLC/Madison River
                       Finance Corp, 13.250%, due 03/01/10              319,000
     1,000(2)   @@   Unikredit Realkredit, 6.000%, due 07/01/29             115
                                                                   ------------
                                                                        790,340
                                                                   ------------
                     Electric: 2.80%
   300,000           AES Corp., 9.375%, due 09/15/10                    315,000
   405,000           Calpine Corp., 8.625%, due 08/15/10                418,964
   350,000           CMS Energy Corp., 9.875%, due 10/15/07             374,900
   100,000           East Coast Power LLC, 7.536%, due 06/30/17          98,342
    20,000           Enersis S.A. (Chile), 6.600%, due 12/01/26          19,848
   250,000           TNP Enterprises, Inc., 10.250%, due 04/01/10       271,250
                                                                   ------------
                                                                      1,498,304
                                                                   ------------
                     Electronics: 0.18%
    95,000      @@   Celestica International, Inc., 10.500%,
                       due 12/31/06                                      98,325
                                                                   ------------
                     Environmental Control: 0.24%
   125,000      #    Allied Waste North America, 8.875%,
                       due 04/01/08                                     128,750
                                                                   ------------
                     Food: 0.76%
   390,000      #    Fleming Companies, Inc., 10.125%,
                       due 04/01/08                                     403,650
                                                                   ------------

                     Forest Products & Paper: 0.90%
   500,000      @@   Doman Industries Ltd., 8.750%, due 03/15/04        282,500
   200,000           Buckeye Technologies, Inc., 9.250%,
                       due 09/15/08                                     199,000
                                                                   ------------
                                                                        481,500
                                                                   ------------
                     Healthcare-Services: 0.09%
    50,000           HCA -- The Healthcare Company, 7.250%,
                       due 05/20/08                                      48,965
                                                                   ------------
                     Holding Companies -- Diversified: 0.10%
    50,000      #    Kansas City Southern Railway, 9.500%,
                       due 10/01/08                                      51,500
                                                                   ------------
                     Home Builders: 0.15%
    25,000           Lennar Corp., 7.625%, due 03/01/09                  24,094
    50,000           Lennar Corp., 9.950%, due 05/01/10                  53,750
                                                                   ------------
                                                                         77,844
                                                                   ------------
                     Internet: 0.11%
   100,000      +    Amazon.Com, Inc., 0/10.000%, due 05/01/08           58,500
                                                                   ------------
                     Iron/Steel: 0.09%
    25,000           AK Steel Corp., 7.875%, due 02/15/09                23,250
    25,000           Armco, Inc., 9.000%, due 09/15/07                   23,250
                                                                   ------------
                                                                         46,500
                                                                   ------------
                     Leisure Time: 0.75%
   600,000           Trump Atlantic City Associates, 11.250%,
                       due 05/01/06                                     399,000
                                                                   ------------
                     Lodging: 0.78%
    25,000           Prime Hospitality Corp., 9.750%,
                       due 04/01/07                                      25,250
   375,000           Station Casinos, Inc., 9.875%, due 07/01/10        390,000
                                                                   ------------
                                                                        415,250
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income Fund

            PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
                     Machinery -- Construction & Mining: 0.03%
$   15,000           Terex Corp., 8.875%, due 04/01/08             $     14,100
                                                                   ------------
                     Media: 3.56%
    85,000           Adelphia Communications, 10.875%,
                       due 10/01/10                                      90,525
   350,000      +    Charter Communications Holdings LLC,
                       0/11.750%, due 01/15/10                          238,000
   675,000           Classic Cable, Inc., 10.500%, due 03/01/10         408,375
   425,000           Echostar DBS Corp., 9.250%, due 02/01/06           426,594
   600,000           Northland Cable Television, Inc., 10.250%,
                       due 11/15/07                                     423,000
   400,000      +@@  Telewest Communications PLC, 0/11.375%,
                       due 02/01/10                                     234,000
   250,000      +@@  United Pan-Europe Communications, N.V.,
                       0/13.750%, due 02/01/10                           82,500
                                                                   ------------
                                                                      1,902,994
                                                                   ------------
                     Oil & Gas: 2.33%
   300,000           Clark Refining and Marketing, Inc., 8.375%,
                       due 11/15/07                                     232,500
   400,000           Energy Corp. Of America, 9.500%, due 05/15/07      329,000
   350,000      @@   Northern Oil ASA, 10.000%, due 05/15/05            248,500
   285,000           Occidental Petroleum Corp., 7.650%,
                       due 02/15/06                                     303,300
   200,000           United Refining Co., 10.750%, due 06/15/07         132,250
                                                                   ------------
                                                                      1,245,550
                                                                   ------------
                     Packaging & Containers: 0.21%
   135,000           Owens-Illinois, Inc., 7.850%, due 05/15/04         112,050
                                                                   ------------
                     Retail: 0.75%
   625,000           Hollywood Entertainment Corp., 10.625%,
                       due 08/15/04                                     403,125
                                                                   ------------
                     Sovereign: 9.72%
   860,000(3)   @@   Bundesobligation, 4.125%, due 08/27/04             753,554
 7,270,000(2)   @@   Denmark Government Bond, 6.000%, due 11/15/02      873,721
   990,000(3)   @@   Deutsche Bundesrepublik, 5.625%, due 01/04/28      900,688
   894,000(3)   @@   Deutsche Bundesrepublik, 6.000%, due 07/04/07      850,469
    200,000     @@   Dominican Republic International Bond, 7.5625%,
                       due 08/30/24                                     132,000
   916,000(3)   @@   Netherlands Government Bond, 5.250%,
                       due 07/15/08                                     831,994
 8,700,000(4)   @@   Sweden Government Bond, 5.500%, due 04/12/02       851,097
                                                                   ------------
                                                                      5,193,523
                                                                   ------------
                     Telecommunications: 9.40%
   500,000      @@   Call-Net Enterprises, Inc., 8.000%,
                       due 08/15/08                                     154,375
   500,000      @@   Call-Net Enterprises, Inc., 9.375%,
                       due 05/15/09                                     137,500
   400,000           Crown Castle International Corp., 9.500%,
                       due 08/01/11                                     399,000
   250,000           FLAG Telecom Holdings Ltd., 11.625%,
                       due 03/30/10                                     191,250
   260,000           Global Crossing Holding Ltd, 9.500%,
                       due 11/15/09                                     245,050
   350,000           Hyperion Telecom, Inc., 12.000%, due 11/01/07      222,250
   250,000      +    Intermedia Communications, 0/12.250%,
                       due 03/01/09                                     178,750
   300,000           ITC Deltacom, Inc., 8.875%, due 03/01/08           235,500
   250,000      +    Level 3 Communications, Inc., 0/12.875%,
                       due 03/15/10                                      96,250
   250,000           McLeodUSA, Inc., 11.375%, due 01/01/09             245,000
   275,000           Metromedia Fiber Network, Inc., 10.000%,
                       due 12/15/09                                     229,625
   495,000           MGC Communications Inc./MPower Communications,
                       13.000%, due 04/01/10                            195,525
   275,000           Natural Microsystems Corp., 5.000%,
                       due 10/15/05                                     152,625
   300,000      +    Nextel Communications, Inc., 0/9.950%,
                       due 02/15/08                                     204,750
   900,000           Northeast Optic Communications, Inc., 12.750%,
                       due 08/15/08                                     409,500
   500,000      +    NTL, Inc. 0/9.750%, due 04/01/08                   288,750
   250,000      @@   Tricom SA, 11.375%, due 09/01/04                   235,625
   400,000      +    US Unwired, Inc., 0/13.375%, due 11/01/09          204,000
   500,000      @@   VersaTel Telecom International N.V., 11.875%,
                       due 07/15/09                                     297,500
 2,000,000      +    Viatel, Inc., 0/12.500%, due 04/15/08              285,000
   200,000           Williams Communications Group, 10.875%,
                       due 10/01/09                                     147,000
 1,000,000      &&   WinStar Communications, Inc., 12.750%,
                       due 04/15/10                                     265,000
                                                                   ------------
                                                                      5,019,825
                                                                   ------------
                     Textiles: 0.75%
   400,000           Simmons Co., 10.250%, due 03/15/09                 400,000
                                                                   ------------
                     Transportation: 0.42%
    25,000           Gulfmark Offshore, Inc., 8.750%, due 06/01/08       25,063
   200,000           Norfolk Southern Corp., 6.750%, due 02/15/11       201,258
                                                                   ------------
                                                                        226,321
                                                                   ------------
                     Total Corporate Bonds (Cost $27,421,920)        24,169,509
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income Fund

            PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 33.52%
$2,075,000           U.S. Treasury Bond, 6.125%, due 08/15/29      $  2,228,363
 1,240,000           U.S. Treasury Inflation Index Bond, 3.500%,
                       due 01/15/11                                   1,268,319
 2,062,000           U.S. Treasury Inflation Index Bond, 3.875%,
                       due 01/15/09                                   2,283,152
 4,400,000           U.S. Treasury Note, 4.750%, due 01/31/03         4,439,455
 2,000,000           U.S. Treasury Note, 5.750%, due 10/31/02         2,047,076
 1,800,000           U.S. Treasury Note, 5.750%, due 11/15/05         1,887,467
 1,000,000           U.S. Treasury Note, 5.750%, due 08/15/10         1,054,370
 1,250,000           U.S. Treasury Note, 6.500%, due 02/15/10         1,380,862
 6,000,000           U.S. Treasury Strip (Principal Only), 0.000%,
                       due 11/15/27                                   1,323,354
                                                                   ------------
                     Total U.S. Treasury Obligations
                       (Cost $17,456,241)                            17,912,418
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.53%
                     Federal Home Loan Mortgage Corporation: 2.56%
   170,030           5.500%, due 01/01/14                               166,948
    87,364           5.500%, due 02/01/14                                85,780
 1,056,698           7.000%, due 06/01/29                             1,070,237
     8,721           9.000%, due 06/01/06                                 9,209
    26,857           9.500%, due 11/01/05                                27,914
     9,740           10.000%, due 10/01/03                               10,197
                                                                   ------------
                                                                      1,370,285
                                                                   ------------
                     Federal National Mortgage Association: 9.46%
   274,026           6.350%, due 01/01/04                               286,699
    75,519           6.500%, due 02/01/09                                76,440
   583,268           6.500%, due 08/01/15                               590,192
 1,900,000           6.625%, due 10/15/07                             2,021,429
   715,000(1)        6.875%, due 06/07/02                             1,033,529
   303,415           7.000%, due 03/01/15                               310,241
   500,000           7.250%, due 01/15/10                               552,655
   127,472           8.000%, due 08/01/30                               131,456
    10,602           9.500%, due 06/01/05                                11,235
    10,941           9.500%, due 07/01/06                                11,594
    13,789           9.500%, due 05/01/07                                14,612
    13,031           10.000%, due 10/01/05                               14,001
                                                                   ------------
                                                                      5,054,083
                                                                   ------------
                     Government National Mortgage Association: 1.51%
   378,166           6.500%, due 06/15/29                               378,045
   284,465           7.500%, due 11/15/29                               291,576
   128,874           8.000%, due 07/15/30                               133,226
     3,468           8.500%, due 02/15/21                                 3,628
       312           11.500%, due 02/15/13                                  341
       630           11.500%, due 07/15/13                                  704
                                                                   ------------
                                                                        807,520
                                                                   ------------
                     Total U.S. Government Agency Obligations
                       (Cost $ 5,897,180)                             7,231,888
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES: 2.36%
                     Mortgage - Commercial: 1.78%
  210,000       #    Allied Capital Commercial Mortgage Trust,
                       6.710%, due 12/25/04                             213,938
  450,000            First Union National Bank-Bank of America
                       Commercial Mortgage Trust, 6.136%,
                       due 12/15/10                                     452,250
  274,438            GMAC Commercial Mortgage Securities, Inc.,
                       6.974%, due 05/15/08                             285,967
                                                                   ------------
                                                                        952,155
                                                                   ------------
                     Mortgage -- Residential: 0.58%
  300,000            Emergent Home Equity Loan Trust, 7.080%,
                       due 12/15/28                                     307,673
                                                                   ------------
                     Total CMO's and Asset Backed Securities
                       (Cost $1,224,380)                              1,259,828
                                                                   ------------

Shares                              Security                           Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 0.93%
                     Telecommunications: 0.93%
     8,000      &    Adelphia Business Solutions, Inc.             $    400,000
     3,030      &    XO Communications, Inc.                             94,688
                                                                   ------------
                                                                        494,688
                                                                   ------------
                     Total Preferred Stock (Cost $630,471)              494,688
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $52,629,692)                            51,068,331
                                                                   ------------

Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 6.81%
                     Repurchase Agreement: 6.81%
$3,638,000           State Street Repurchase Agreement
                       dated 03/30/01, 5.18% due 04/02/01,
                       $3,639,570 to be received upon
                       repurchase (Collateralized by
                       $3,750,000 U.S. Treasury Note,
                       5.375% Market Value $3,712,500,
                       due 02/15/31)                                  3,638,000
                                                                   ------------
                     Total Short-Term Investments
                       (Cost $3,638,000)                              3,638,000
                                                                   ------------
                     Total Investments in Securities
                       (Cost $ 56,267,692)*              102.39%   $ 54,706,331
                                                         ------    ------------
                     Other Assets and Liabilities-Net     -2.39%     (1,275,599)
                                                         ------    ------------
                     Net Assets                          100.00%   $ 53,430,732
                                                         ------    ------------

# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
@@   Foreign Issuer
&    Payment-in-kind
&&   Became a defaulted security subsequent to March 31, 2001.
XX Value of securities obtained from one or more dealers making markets in the securities have been adjusted based on the Fund's valuation procedures.
(1)  Principal Amount presented in British Pounds.
(2)  Principal Amount presented in Danish Kroner.
(3)  Principal Amount presented in EURO.
(4)  Principal Amount presented in Swedish Kronor.
*    Cost for federal income tax purposes is $56,281,813.

          Net unrealized depreciation consists of:

                Gross Unrealized Appreciation                      $    968,070
                Gross Unrealized Depreciation                        (2,543,552)
                                                                   ------------
                Net Unrealized Depreciation                        $ (1,575,482)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund

                  PORTFOLIO OF INVESTMENTS as of March 31, 2001
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 92.34%
                     Aerospace: 0.73%
$1,500,000      #    Sequa Corp., 8.875%, due 04/01/08             $  1,513,125
                                                                   ------------
                     Airlines: 2.41%
 1,125,000           Amtran, Inc., 10.500%, due 08/01/04                978,750
 4,000,000           Atlas Air, Inc., 9.375%, due 11/15/06            4,040,000
                                                                   ------------
                                                                      5,018,750
                                                                   ------------
                     Automotive: 1.94%
 4,050,000           Lear Corp., 8.110%, due 05/15/09                 4,051,782
                                                                   ------------
                     Building Materials: 1.31%
 1,700,000           Dayton Superior Corp., 13.000%, due 06/15/09     1,759,500
 1,000,000           Nortek, Inc., 8.875%, due 08/01/08                 967,500
                                                                   ------------
                                                                      2,727,000
                                                                   ------------
                     Cable: 8.87%
 2,500,000           Adelphia Communications Corp., 10.875%,
                       due 10/01/10                                   2,662,500
 2,500,000           Charter Communications Holdings, 8.625%,
                       due 04/01/09                                   2,418,750
 2,000,000           Charter Communications Holdings, 11.125%,
                       due 01/15/11                                   2,145,000
 2,000,000           Echostar DBS Corp., 9.250%, due 02/01/06         2,007,500
 2,000,000           Echostar DBS Corp., 9.375%, due 02/01/09         2,015,000
 2,000,000      XX   Hyperion Telecommunications, Inc., 12.000%,
                       due 11/01/07                                   1,230,000
 1,400,000           Northland Cable Television, Inc., 10.250%,
                       due 11/15/07                                     987,000
 3,750,000      @@   Star Choice Communications, 13.000%,
                       due 12/15/05                                   4,087,500
 1,000,000      @@   Telewest Communications, 9.875%,
                       due 02/01/10                                     945,000
                                                                   ------------
                                                                     18,498,250
                                                                   ------------
                     Capital Goods: 1.86%
   595,000           Terex Corp., 8.875%, due 04/01/08                  562,275
 2,440,000           Terex Corp., 8.875%, due 04/01/08                2,305,800
 1,000,000      #    Terex Corp., 10.375%, due 04/01/11               1,015,000
                                                                   ------------
                                                                      3,883,075
                                                                   ------------
                     Chemicals: 3.33%
 2,000,000           Buckeye Cellulose Corp., 9.250%,
                       due 09/15/08                                   1,990,000
 3,000,000           Lyondell Chemical Co., 9.875%, due 05/01/07      3,082,500
 2,000,000           Sterling Chemicals, Inc., 12.375%,
                       due 07/15/06                                   1,870,000
                                                                   ------------
                                                                      6,942,500
                                                                   ------------
                     Conglomerates: 1.08%
 2,900,000           Blount, Inc., 7.000%, due 06/15/05               2,262,000
                                                                   ------------
                     Consumer Products: 1.87%
 1,900,000           French Fragrances, Inc., 10.375%,
                       due 05/15/07                                   1,895,250
 2,000,000           Simmons Co., 10.250%, due 03/15/09               2,000,000
                                                                   ------------
                                                                      3,895,250
                                                                   ------------
                     Containers: 0.46%
 1,160,000           Owens-Illinois, Inc., 7.850%, due 05/15/04         968,600
                                                                   ------------
                     Electrical Utilities: 4.70%
   900,000           AES Corp., 9.500%, due 06/01/09                    954,000
 2,675,000           AES Corp., 9.375%, due 09/15/10                  2,822,125
 3,225,000           Calpine Corp., 8.625%, due 08/15/10              3,341,545
 1,500,000           CMS Energy Corp., 9.875%, due 10/15/07           1,606,715
 1,000,000           TNP Enterprises, Inc., 10.250%, due 04/01/10     1,085,000
                                                                   ------------
                                                                      9,809,385
                                                                   ------------
                     Energy: 9.09%
 1,360,000           Clark Refining and Marketing, Inc., 8.375%,
                       due 11/15/07                                   1,054,000
   378,000           Cliffs Drilling Co., 10.250%, due 05/15/03         390,758
 1,325,000      #@@  Compagnie Generale de Geophysique, 10.625%,
                       due 11/15/07                                   1,414,437
 5,575,000           Energy Corp of America, 9.500%, due 05/15/07     4,613,312
 3,055,000           Gulfmark Offshore, Inc., 8.750%, due 06/01/08    3,077,912
 3,425,000           Parker Drilling Co., 9.750%, due 11/15/06        3,544,875
 1,500,000           RBF Finance Co., 11.000%, due 03/15/06           1,865,625
 1,000,000           United Rentals, Inc., 9.500%, due 06/01/08         915,000
 3,100,000           United Roofing Co., 10.750%, due 06/15/07        2,065,375
                                                                   ------------
                                                                     18,941,294
                                                                   ------------
                     Entertainment: 0.62%
 2,000,000           Hollywood Entertainment Corp., 10.625%,
                       due 08/15/04                                   1,290,000
                                                                   ------------
                     Environmental: 1.43%
 2,900,000           Allied Waste of North America, 10.000%,
                       due 08/01/09                                   2,972,500
                                                                   ------------
                     Finance: 3.65%
 3,000,000           NEFF Corp., 10.250%, due 06/01/08                1,275,000
 3,000,000           Penhall International Corp., 12.000%,
                       due 08/01/06                                   2,970,000
   325,000           United Rentals, Inc., 8.800%, due 08/15/08         287,625
 1,400,000           United Rentals, Inc., 9.250%, due 01/15/09       1,267,000
 2,025,000           United Rentals, Inc., 9.000%, due 04/01/09       1,812,375
                                                                   ------------
                                                                      7,612,000
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund

            PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
                     Food/Beverage: 0.74%
$1,775,000           Packaged Ice, Inc., 9.750%, due 02/01/05      $  1,544,250
                                                                   ------------
                     Gaming: 6.10%
 1,750,000           Anchor Gaming, 9.875%, due 10/15/08              1,868,125
 1,000,000           Hollywood Casino Shreveport, 13.000%,
                       due 08/01/06                                   1,075,000
 1,000,000           International Game Technology, 8.375%,
                       due 05/15/09                                   1,030,000
 3,250,000           Park Place Entertainment Corp., 8.875%,
                       due 09/15/08                                   3,323,125
 1,000,000           Stations Casinos, Inc., 9.750%, due 04/15/07     1,030,000
 1,675,000           Stations Casinos, Inc., 9.875%, due 07/01/10     1,750,375
 1,500,000           Trump Atlantic City Associates, Inc.,
                       11.250%, due 05/01/06                            997,500
 1,600,000           Venetian Casino Resort LLC, 14.250%,
                       due 11/15/05                                   1,648,000
                                                                   ------------
                                                                     12,722,125
                                                                   ------------
                     Health Care: 1.98%
 2,100,000           Columbia/HCA Healthcare Corp. 7.250%,
                       due 05/20/08                                   2,059,359
 2,000,000           Tenet Healthcare Corp., 8.125%, due 12/01/08     2,065,000
                                                                   ------------
                                                                      4,124,359
                                                                   ------------
                     Homebuilders/Real Estate: 2.74%
 3,000,000           DR Horton, Inc., 8.375%, due 06/15/04            3,015,000
 1,125,000           Lennar Corp., 7.625%, due 03/01/09               1,085,785
 1,500,000           Lennar Corp., 9.950%, due 05/01/10               1,620,000
                                                                   ------------
                                                                      5,720,785
                                                                   ------------
                     Hotels: 2.45%
   900,000           HMH Properties, Inc., 7.875%, due 08/01/08         859,500
 2,900,000      #    Meristar Hospitality Corp., 9.125%,
                       due 01/15/11                                   2,972,500
 1,250,000           Prime Hospitality Corp., 9.750%,
                       due 04/01/07                                   1,268,750
                                                                   ------------
                                                                      5,100,750
                                                                   ------------
                     Paper: 1.48%
 2,175,000      @@   Doman Industries Ltd., 8.750%, due 03/15/04      1,228,875
   900,000      #    Stone Container Corp., 9.750%, due 02/01/11        922,500
   900,000      #@@  Tembec Industries, Inc., 8.500%, due 02/01/11      927,000
                                                                   ------------
                                                                      3,078,375
                                                                   ------------
                     Publishing: 0.92%
 2,250,000           Mail-Well Corp., 8.750%, due 12/15/08            1,923,750
                                                                   ------------
                     Rail Transport: 0.99%
 2,000,000      #    Kansas City Southern Railway Co., 9.500%,
                       due 10/01/08                                   2,070,000
                                                                   ------------
                     Specialty Retail: 3.20%
 2,000,000           Big 5 Corp., 10.875%, due 11/15/07               1,850,000
 1,875,000           JoAnn Stores, Inc., 10.375%, due 05/01/07        1,209,375
 1,000,000           Musicland Group, Inc., 9.875%, due 03/15/08      1,050,000
 3,088,000      XX   Tuesday Morning Corp., 11.000%, due 12/15/07     2,563,040
                                                                   ------------
                                                                      6,672,415
                                                                   ------------
                     Steel: 3.09%
 3,205,000           AK Steel Corp., 9.125%, due 12/15/06             3,205,000
   875,000           AK Steel Corp., 7.875%, due 02/15/09               818,125
   325,000           Armco, Inc., 9.000%, due 09/15/07                  303,875
 2,950,000           Metals USA, Inc., 8.625%, due 02/15/08           2,109,250
                                                                   ------------
                                                                      6,436,250
                                                                   ------------
                     Supermarkets: 0.36%
   720,000      #    Fleming Companies, Inc., 10.125%,
                       due 04/01/08                                     745,200
                                                                   ------------
                     Technology: 4.99%
 2,500,000      #    Amkor Technology, Inc., 9.250%, due 02/15/08     2,387,500
   500,000           Amkor Technology, Inc., 10.500%, due 05/01/09      482,500
 1,975,000           Fairchild Semiconductor Corp., 10.125%,
                       due 03/15/07                                   1,866,375
   700,000      #    Fairchild Semiconductor Corp., 10.500%,
                       due 02/01/09                                     675,500
 1,050,000      @@   Filtronic PLC, 10.000%, due 12/01/05               813,750
 2,795,000      @@   Flextronics International Ltd., 8.750%,
                       due 10/15/07                                   2,655,250
 4,675,000           Zilog, Inc., 9.500%, due 03/01/05                1,519,375
                                                                   ------------
                                                                     10,400,250
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund

            PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
                     Telecommunications: 19.05%
$5,000,000      @@   Call Net Enterprises, Inc., 9.375%,
                       due 05/15/09                                $  1,375,000
 2,350,000           Crown Castle International Corp., 9.500%,
                       due 08/01/11                                   2,344,125
 2,000,000           Exodus Communications, Inc., 11.250%,
                       due 07/01/08                                   1,610,000
 4,000,000           Flag Telecommunication Holdings LTD, 11.625%,
                       due 03/30/10                                   3,060,000
 3,000,000           Global Crossing Holdings Ltd., 9.625%,
                       due 05/15/08                                   2,842,500
 1,000,000           Global Crossing Holdings Ltd., 9.500%,
                       due 11/15/09                                     942,500
 1,925,000           Globix Corp., 12.500%, due 02/01/10                567,875
 4,100,000           Intermedia Communications, Inc., 9.500%,
                       due 03/01/09                                   4,079,500
 2,000,000           ITC Delta Communications, Inc., 9.750%,
                       due 11/15/08                                   1,610,000
 4,350,000           Level 3 Communications, Inc., 9.125%,
                       due 05/01/08                                   3,110,250
 4,000,000           Madison River Capital LLC, 13.250%,
                       due 03/01/10                                   2,900,000
 2,100,000           McLeodUSA, Inc., 11.375%, due 01/01/09           2,068,500
 4,000,000           Metromedia Fiber Network, Inc., 10.000%,
                       due 11/15/08                                   3,340,000
 2,000,000           MGC Communications, Inc., 13.000%,
                       due 04/01/10                                     790,000
 2,850,000           Nextel Communications, 9.375%, due 11/15/09      2,429,625
 4,500,000           Nextlink Communications, 10.750%,
                       due 11/15/08                                   2,677,500
 2,790,000      XX   Northeast Optic, 12.750%, due 08/15/08           1,102,050
 5,250,000           Rhythms Netconnections, Inc., 12.750%,
                       due 04/15/09                                     682,500
 2,275,000           Williams Communications Group, 10.875%,
                       due 10/01/09                                   1,672,125
 1,900,000           Winstar Communication, Inc., 12.500%,
                       due 04/15/08                                     503,500
                                                                   ------------
                                                                     39,707,550
                                                                   ------------
                     Textiles: 0.42%
   900,000           Norton McNaughton, Inc., 12.500%,
                       due 06/01/05                                     877,500
                                                                   ------------
                     Transportation excluding Air/Rail: 0.48%
 1,000,000      #    Travelcenters America, Inc., 12.750%,
                       due 05/01/09                                     995,000
                                                                   ------------
                     Total Corporate Bonds (Cost $208,986,150)     $192,504,070
                                                                   ------------

Number of                                                             Market
Warrants                            Security                           Value
--------------------------------------------------------------------------------
WARRANTS: 0.00%
                     Building Materials: 0.00%
     3,100      @#   Dayton Superior
                XX   Corp., Exp. 06/15/09                                    31
                                                                   ------------
                     Transportation excluding Air/Rail: 0.00%
     3,000      @#   Travelcenters America, Inc., Exp. 11/14/01           3,000
                                                                   ------------
                     Total Warrants (Cost $34,739)                        3,031
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $209,020,889)                          192,507,101
                                                                   ------------
Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 7.00%

                     Repurchase Agreement: 7.00%
$14,585,000            State Street Repurchase Agreement
                       dated 03/30/01, 5.180% due 04/02/01,
                       $14,591,296 to be received upon
                       repurchase (Collateralized by
                       $14,375,000 U.S. Treasury Note,
                       5.625% Market Value $14,878,125,
                       due 09/30/01)                               $ 14,585,000
                                                                   ------------
                     Total Investments in Securities
                       (Cost $ 223,605,889)*              99.34%   $207,092,101
                     Other Assets and Liabilities-Net      0.66%      1,377,813
                                                         ------    ------------
                     Net Assets                          100.00%   $208,469,914
                                                         ======    ============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
XX Value of securities obtained from one or more dealers making markets in the securities have been adjusted based on the Fund's valuation procedures.
@@   Foreign Issuer
* Cost for federal income tax purposes is $224,208,389. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation                 $  4,892,831
                     Gross Unrealized Depreciation                  (22,009,119)
                                                                   ------------
                     Net Unrealized Depreciation                   $(17,116,288)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II

                  PORTFOLIO OF INVESTMENTS as of March 31, 2001
--------------------------------------------------------------------------------

Principal
Amount                       Security               Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 86.81%
                     Aerospace: 0.51%
$3,000,000      XX   Simula, Inc., 8.000%, due 05/01/04            $  1,500,000
                                                                   ------------
                     Airlines: 1.80%
 1,375,000           Amtran, Inc., 10.500%, due 08/01/04              1,196,250
 4,000,000           Atlas Air, Inc., 9.375%, due 11/15/06            4,040,000
                                                                   ------------
                                                                      5,236,250
                                                                   ------------
                     Broadcasting: 0.77%
 5,300,000      XX   Brill Media Co., LLC, 12.000%,
                       due 12/15/07                                   2,252,500
                                                                   ------------
                     Building Materials: 0.50%
 1,400,000           Dayton Superior Corp., 13.000%,
                       due 06/15/09                                   1,449,000
                     Cable: 12.96%
 1,005,000           Adelphia Communications Corp., 10.875%,
                       due 10/01/10                                   1,070,325
 4,000,000           Century Communications Corp., 0.000%,
                       due 01/15/08                                   1,920,000
 4,750,000           Charter Communications Holdings, 11.125%,
                       due 01/15/11                                   5,094,375
 4,500,000           Classic Cable, Inc., 9.375%, due 08/01/09        2,700,000
 3,075,000           Classic Cable, Inc., 10.500%, due 03/01/10       1,860,375
 4,450,000           Echostar Communications Corp., 9.250%,
                       due 02/01/06                                   4,466,688
 3,200,000           Intermedia Communications, Inc., 9.500%,
                       due 03/01/09                                   3,184,000
 5,625,000           Northland Cable Television, Inc., 10.250%,
                       due 11/15/07                                   3,965,625
 5,825,000      +    NTL, Inc., 0/9.750%, due 04/01/08                3,363,938
 2,775,000      @@   Star Choice Communications, 13.000%,
                       due 12/15/05                                   3,024,750
 5,000,000      +@@  Telewest PLC, 0/11.375%, due 02/01/10            2,925,000
 2,340,000           United International Holdings, 10.750%,
                       due 02/15/08                                   1,134,900
 9,100,000      +@@  United Pan-Europe Communications NV,
                       0/13.750%, due 02/01/10                        3,048,500
                                                                   ------------
                                                                     37,758,476
                                                                   ------------
                     Capital Goods: 1.37%
 4,075,000           Terex Corp., 8.875%, due 04/01/08                3,850,875
   155,000           Terex Corp., 8.875%, due 04/01/08                  146,475
                                                                   ------------
                                                                      3,997,350
                                                                   ------------
                     Chemicals: 1.19%
 1,150,000           Buckeye Cullulose Corp., 9.250%,
                       due 09/15/08                                   1,144,250
 4,975,000           Sterling Chemicals, Inc., 11.750%,
                       due 08/15/06                                   2,325,813
                                                                   ------------
                                                                      3,470,063
                                                                   ------------
                     Conglomerates: 1.21%
 4,500,000           Blount, Inc., 7.000%, due 06/15/05               3,510,000
                                                                   ------------
                     Consumer Products: 1.48%
 1,050,000           French Fragrances, Inc., 10.375%,
                       due 05/15/07                                   1,047,375
 3,250,000           Simmons Co., 10.250%, due 03/15/09               3,250,000
                                                                   ------------
                                                                      4,297,375
                                                                   ------------
                     Containers: 1.51%
 4,290,000           Owens Illinois, Inc., 7.850%, due 05/15/04       3,582,150
 5,000,000      **   Russel Stanley
                XX   Holdings, Inc., 10.875%, due 02/15/09              825,000
                                                                   ------------
                                                                      4,407,150
                                                                   ------------
                     Diversified Media: 0.73%
 8,700,000      +XX  DIVA Systems Corp., 0/12.625%, due 03/01/08      1,899,210
 4,750,000      XX   Source Media, Inc., 12.000%, due 11/01/04          225,625
                                                                   ------------
                                                                      2,124,835
                                                                   ------------
                     Electrical Utilities: 5.43%
 1,050,000           AES Corp., 9.500%, due 06/01/09                  1,113,000
 4,530,000           AES Corp., 9.375%, due 09/15/10                  4,779,150
 5,670,000           Calpine Corp., 8.625%, due 08/15/10              5,874,902
 3,800,000           CMS Energy Corp., 9.875%, due 10/15/07           4,070,343
                                                                   ------------
                                                                     15,837,395
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II

            PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
                     Energy: 10.11%
$3,200,000           Clark Refining & Marketing , Inc., 8.375%,
                       due 11/15/07                                $  2,480,000
 2,100,000      #@@  Compagnie Generale de Geophysique, 10.625%,
                       due 11/15/07                                   2,241,750
 8,110,000           Energy Corp of America, 9.500%, due 05/15/07     6,711,025
 2,815,000           Gulfmark Offshore, Inc., 8.750%, due 06/01/08    2,836,113
 1,848,367      #@@  Hurricane Hydrocarbons, 16.000%, due 12/31/01    1,799,847
 7,300,000      @@   Northerm Offshore ASA, 10.000%, due 05/15/05     5,219,500
 3,275,000           Parker Drilling Co., 9.750%, due 11/15/06        3,389,625
 1,500,000           RBF Finance Co.,11.000%, due 03/15/06            1,866,253
 4,400,000           United Refining Co., 10.750%, due 06/15/07       2,931,500
                                                                   ------------
                                                                     29,475,613
                                                                   ------------
                     Entertainment: 1.73%
 5,000,000           Hollywood Entertainment Corp., 10.625%,
                       due 08/15/04                                   3,225,000
 2,100,000      +    Ascent Entertainment Group, Inc., 0/11.875%,
                       due 12/15/04                                   1,827,000
                                                                   ------------
                                                                      5,052,000
                                                                   ------------
                     Environmental: 1.11%
 3,150,000           Allied Waste of North America, 10.000%,
                       due 08/01/09                                   3,228,750
                                                                   ------------
                     Finance: 3.64%
 5,130,000           NEFF Corp., 10.250%, due 06/01/08                2,180,250
 3,000,000           NEFF Corp., 10.250%, due 06/01/08                1,275,000
 2,000,000           Penhall International Corp., 12.000%,
                       due 08/01/06                                   1,980,000
   550,000           United Rentals, Inc., 8.800%, due 08/15/08         486,750
 1,450,000           United Rentals, Inc., 9.250%, due 01/15/09       1,312,250
 3,600,000           United Rentals, Inc., 9.000%, due 04/01/09       3,222,000
   500,000      #XX  Westways Funding II LTD, 22.125%,
                       due 01/29/03                                     150,000
                                                                   ------------
                                                                     10,606,250
                                                                   ------------
                     Food/Beverage: 1.78%
 1,925,000           Packaged Ice, Inc., 9.750%, due 02/01/05         1,674,750
 3,850,000           Standard Commercial Corp., 8.875%,
                       due 08/01/05                                   3,522,750
                                                                   ------------
                                                                      5,197,500
                                                                   ------------
                     Gaming: 7.24%
   750,000           Anchor Gaming, 9.875%, due 10/15/08                800,625
 4,000,000           Hollywood Casino Shreveport, 13.000%,
                       due 08/01/06                                   4,300,000
 5,500,000           Park Place Entertainment Corp., 8.875%,
                       due 09/15/08                                   5,623,750
   975,000           Station Casinos, Inc., 9.750%, due 04/15/07      1,004,250
 4,450,000           Station Casinos, Inc., 9.875%, due 07/01/10      4,650,250
 4,000,000           Trump Atlantic City Associates, Inc.,
                       11.250%, due 05/01/06                          2,660,000
 2,000,000           Venetian Casino Resort LLC, 14.250%,
                       due 11/15/05                                   2,060,000
                                                                   ------------
                                                                     21,098,875
                                                                   ------------
                     Health Care: 0.87%
 2,575,000           Columbia/HCA Healthcare Corp., 7.250%,
                       due 05/20/08                                   2,525,166
                                                                   ------------
                     Homebuilders/Real Estate: 1.04%
 1,725,000           Lennar Corp., 7.625%, due 03/01/09               1,664,870
 1,275,000           Lennar Corp., 9.950%, due 05/01/10               1,377,000
                                                                   ------------
                                                                      3,041,870
                                                                   ------------
                     Hotels: 0.70%
 2,000,000           Prime Hospitality Corp., 9.750%,
                       due 04/01/07                                   2,030,000
                                                                   ------------
                     Paper: 1.28%
 6,575,000      @@   Doman Industries Ltd., 8.750%, due 03/15/04      3,714,875
                                                                   ------------
                     Publishing: 1.45%
 4,925,000           Mail-Well Corp., 8.750%, due 12/15/08            4,210,875
                                                                   ------------
                     Rail Transportation: 0.98%
 2,750,000      #    Kansas City Southern Railway Co., 9.500%,
                       due 10/01/08                                   2,846,250
                                                                   ------------
                     Specialty Retail: 1.51%
 1,600,000           Amazon.Com, Inc., 10.000%, due 05/01/08            936,000
 1,000,000           Big 5 Corp., 10.875%, due 11/15/07                 925,000
 2,400,000           JoAnn Stores, Inc., 10.375%, due 05/01/07        1,548,000
   950,000           Musicland Group, Inc., 9.875%, due 03/15/08        997,500
                                                                   ------------
                                                                      4,406,500
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II

            PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
                     Steel: 1.62%
$  715,000           AK Steel Corp., 9.125%, due 12/15/06          $    715,000
 1,925,000           AK Steel Corp., 7.875%, due 02/15/09             1,799,875
   550,000           Armco, Inc., 9.000%, due 09/15/07                  514,250
 2,350,000           Metals USA, Inc., 8.625%, due 02/15/08           1,680,250
                                                                   ------------
                                                                      4,709,375
                                                                   ------------
                     Supermarkets: 0.44%
   890,000      #    Fleming Companies, Inc., 10.125%,
                       due 04/01/08                                     921,150
 4,250,000      XX   Richmont Marketing Specialists, 10.125%,
                       due 12/15/07                                     361,250
                                                                   ------------
                                                                      1,282,400
                                                                   ------------
                     Technology: 1.51%
 3,400,000           Natural Microsystems Corp., 5.000%,
                       due 10/15/05                                   1,887,000
 7,750,000           Zilog, Inc., 9.500%, due 03/01/05                2,518,750
                                                                   ------------
                                                                      4,405,750
                                                                   ------------
                     Telecommunications: 19.66%
   700,000      @@   Call Net Enterprises, Inc., 8.000%,
                       due 08/15/08                                     216,125
14,500,000      +@@  Call Net Enterprises, Inc., 0/8.940%,
                       due 08/15/08                                   2,537,500
 7,500,000      #    Colo Com, 13.875%, due 03/15/10                  1,312,500
 1,750,000           Flag Telecommunications Holdings LTD,
                       11.625%, due 03/30/10                          1,338,750
 3,350,000           Global Crossing Holdings LTD, 9.500%,
                       due 11/15/09                                   3,157,375
 5,780,000           Globix Corp, 12.500%, due 02/01/10               1,705,100
 3,600,000      +**  ICG Services, Inc., 0/10.000%, due 02/15/08        216,000
   900,000           ITC DeltaCom Inc., 8.875%, due 03/01/08            706,500
 1,000,000           ITC DeltaCom Inc., 9.750%, due 11/15/08            805,000
 8,000,000      +    Level 3 Communications, Inc., 0/12.875%,
                       due 03/15/10                                   3,080,000
 6,200,000           Madison River Capital LLC, 13.250%,
                       due 03/01/10                                   4,495,000
 1,675,000           Mcleodusa, Inc., 11.375%, due 01/01/09           1,649,875
 3,000,000           Metromedia Fiber Network, Inc., 10.000%,
                       due 11/15/08                                   2,505,000
 1,900,000           Metromedia Fiber Network, Inc., 10.000%,
                       due 12/15/09                                   1,586,500
10,195,500      XX   Metromedia International Group, Inc.,
                       10.500%, due 09/30/07                          2,293,987
10,100,000           MGC Communications, Inc., 13.000%,
                       due 04/01/10                                   3,989,500
 5,500,000      +    Nextel Communications, Inc., 0/9.950%,
                       due 02/15/08                                   3,753,750
 8,000,000      +    Nextlink Communications, Inc., 0/12.250%
                       due 06/01/09                                   2,840,000
 7,900,000      XX   Northeast Optic, 12.750%, due 08/15/08           3,120,500
 9,000,000      @@   Poland
                **   Telecommunications Finance BV, 14.000%,
                       due 12/01/07                                     135,000
10,500,000           Rhythms Netconnections, Inc., 12.750%,
                       due 04/15/09                                   1,365,000
 1,300,000           Rhythms Netconnections, Inc., 14.000%,
                       due 02/15/10                                     136,500
 8,500,000      #**  SA Telecommunications, Inc., 10.000%,
                       due 08/15/06                                          --
 3,800,000      #**  SA Telecommunications, Inc., 10.000%,
                       due 08/15/06                                          --
 5,000,000      #**  SA Telecommunications, nc.,10.000%,
                       due 08/15/06                                          --
 8,267,451      **X  US Interactive, 12.000%, due 04/17/05            2,800,764
 5,225,000      +    US Unwired, Inc., 0/13.375%, due 11/01/09        2,664,750
 5,500,000      @@   Versatel Telecommunications International,
                       11.875%, due 07/15/09                          3,272,500
17,500,000      +&&  Viatel, Inc., 0/12.500%, due 04/15/08            2,493,750
 2,000,000           Williams Communications Group, 10.875%,
                       due 10/01/09                                   1,470,000
 6,250,000      &&   Winstar Communications, Inc., 12.750%,
                       due 04/15/10                                   1,656,250
                                                                   ------------
                                                                     57,303,476
                                                                   ------------
                     Transportation excluding Air/Rail: 0.68%
 2,000,000           Travelcenters America, Inc., 12.750%,
                       due 05/01/09                                   1,990,000
                                                                   ------------
                     Total Corporate Bonds (Cost $348,965,181)      252,965,919
                                                                   ------------

Shares                              Security                           Value
--------------------------------------------------------------------------------
COMMON STOCK: 0.57%
                     Conglomerates: 0.04%
     2,350      @X   Jordan Telecommunications                          122,200
                                                                   ------------
                     Energy: 0.15%
   866,408      @    Orion Refining Corp.                               451,840
                                                                   ------------
                     Healthcare: 0.19%
   250,000      @    Trinity Biotech PLC ADR                            562,500
                                                                   ------------
                     Restaraunts: 0.00%
     1,219      @    International Fast Food Corp.                        5,179
                                                                   ------------
                     Telecommunications: 0.18%
    61,806      @    Adelphia Business Solutions                        293,579
    89,000      @XX  Completel Europe NV                                208,260
   483,445      @    International Wireless Communications                4,834
                                                                   ------------
                                                                        506,673
                                                                   ------------
                     Transportation excluding Air/Rail: 0.01%
     2,000      @    CHC Helicopter Corp.                                17,750
                                                                   ------------
                     Total Common Stock (Cost $ 57,021,117)           1,666,142
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II

            PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

Shares                              Security                           Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 4.57%
                     Consumer Products: 0.02%
  100,000       XX   Commemorative Brands, Inc.                    $     50,000
                                                                   ------------
                     Food/Beverage: 1.64%
  953,239       XX   North Atlantic Trading, Inc.                     4,766,194
                                                                   ------------
                     Restaraunts: 0.00%
  144,883       @X   International Fastfood Corp.                            --
                                                                   ------------
                     Steel: 0.14%
   10,000       @@   International Utility Structures, Inc.             402,500
      456       @@#  International Utility Structures, Inc.              18,353
                                                                   ------------
                                                                        420,853
                                                                   ------------
                     Telecommunications: 2.77%
   94,526       XX   Adelphia Business Solutions                      4,679,056
   16,500       @@   Global Crossing Ltd.                             2,598,750
   25,770            XO Communications, Inc.                            805,312
                                                                   ------------
                                                                      8,083,118
                                                                   ------------
                     Total Preferred Stock (Cost $59,848,741)        13,320,165
                                                                   ------------

Number of
Warrants                            Security                           Value
--------------------------------------------------------------------------------
WARRANTS: 0.30%
                     Convenience Stores: 0.01%
    28,631      @    Dairy Mart Convenience Stores, Exp. 12/01/01  $     17,179
                                                                   ------------
                     Diversified Media: 0.02%
    26,100      @XX  Diva Sysytems Corp., Exp. 03/01/08                  52,200
                                                                   ------------
                     Energy: 0.00%
 1,500,000      @    Mexico (UTD MEX ST), Exp. 06/30/03                      --
                                                                   ------------
                     Finance: 0.00%
     5,000      @XX  Olympic Financial LTD, Exp. 03/15/07                    50
                                                                   ------------
                     Food/Beverage: 0.16%
     6,100      @XX  North Atlantic Trading, Inc., Exp. 06/15/07             61
    21,705      @    Packaged Ice, Inc., Exp. 04/15/04                  455,805
                                                                   ------------
                                                                        455,866
                                                                   ------------
                     Services: 0.00%
    92,950      @XX  Comforce Corp., Exp. 12/01/09                          930
                                                                   ------------
                     Specialty Retail: 0.00%
       100      @    Electronic Retailing Systems International,
                       Exp. 02/01/04                                        100
                                                                   ------------
                     Steel: 0.00%
    12,500      @    Sheffield Steel Corp., Exp. 11/01/01                    --
                                                                   ------------
                     Telecommunications: 0.09%
    10,000      @    CellNet Data Systems, Inc. Exp. 09/15/07             5,000
     7,500      @    Colo Com, Exp. 03/15/10                                 75
   177,000      @    Geotek Communications, Inc., Exp. 06/20/01           1,770
     6,600      @    ICG Communications, Inc. Exp. 09/15/05                 827
     9,500      @    McCaw International LTD Exp. 04/15/07              267,187
     7,000      @XX  Poland Telekom, Exp. 06/01/06                           70
     7,000      @XX  Poland Telekom, Exp. 03/31/03                           70
     9,000      @    Poland Telecommunications Finance BV,
                       Exp. 12/01/07                                      1,125
     9,300      @    UNIFI Commmunications Exp. 12/31/03                     93
     3,833      @**  US Interactive, Exp. 03/31/05                           --
                                                                   ------------
                                                                        276,217
                                                                   ------------
                     Transportation excluding Air/Rail: 0.02%
     6,000      @    Travelcenters America, Inc., Exp. 03/14/10          63,000
                                                                   ------------
                     Total Warrants (Cost $1,479,991)                   865,542
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $467,315,030)                          268,817,768
                                                                   ------------

Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 3.53%
                     Repurchase Agreement: 3.53%
$10,291,000            State Street Repurchase Agreement
                       dated 03/30/01, 5.180% due 04/02/01,
                       $10,295,442 to be received upon
                       repurchase (Collateralized by
                       $10,370,000 U.S. Treasury Notes,
                       4.750% due 02/15/04, Market Value
                       $10,499,625)                                $ 10,291,000
                                                                   ------------
                     Total Investments in Securities
                       (Cost $ 477,606,030)*              95.78%   $279,108,768
                     Other Assets and Liabilities-Net      4.22%     12,310,442
                                                         ------    ------------
                     Net Assets                          100.00%   $291,419,210
                                                         ======    ============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securties Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
@@   Foreign issuer
**   Defaulted security
&&   Became a defaulted security subsequent to March 31, 2001.
X Fair value determined by Pilgrim Valuation Committee appointed by the Fund's Board of Directors.
XX Value of securities obtained from one or more dealers making markets in the securities have been adjusted based on the Fund's valuation procedures.
* Cost for federal income tax purposes is $478,427,181. Net unrealized depreciation consists of:

                Gross Unrealized Appreciation                     $   7,530,803
                Gross Unrealized Depreciation                      (206,849,216)
                                                                  -------------
                Net Unrealized Depreciation                       $(199,318,413)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Bond Fund

                  PORTFOLIO OF INVESTMENTS as of March 31, 2001
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 77.97%
                     Airlines: 0.52%
$  250,000           Amtran, Inc., 9.625%, due 12/15/05            $    206,250
                                                                   ------------
                     Chemicals: 2.59%
 1,000,000           Lyondell Chemical Co., 9.625%, due 05/01/07      1,030,000
                                                                   ------------
                     Diversified Finanancial Services: 6.57%
 1,500,000           Alamosa Delaware, Inc., 12.500%,
                       due 02/01/11                                   1,496,250
   500,000      #    Nexstar Finance LLC, 12.000%, due 04/01/08         497,500
   500,000           RBF Finance Co., 11.000%, due 03/15/06             622,085
                                                                   ------------
                                                                      2,615,835
                                                                   ------------
                     Entertainment: 1.26%
   500,000      #    Penn National Gaming, Inc., 11.125%,
                       due 03/01/08                                     501,250
                                                                   ------------
                     Environmental Control: 2.59%
 1,000,000      #    Allied Waste North America, 8.875%,
                       due 04/01/08                                   1,030,000
                                                                   ------------
                     Food: 6.46%
 1,000,000      #    Fleming Companies, Inc., 10.125%,
                       due 04/01/08                                   1,035,000
 1,500,000      #    Michael Foods, Inc., 11.750%, due 04/01/11       1,537,500
                                                                   ------------
                                                                      2,572,500
                                                                   ------------
                     Forest Products & Paper: 1.42%
 1,000,000      @@   Doman Industries Ltd., 8.750%, due 03/15/04        565,000
                                                                   ------------
                     Healthcare-Services: 0.93%
 1,250,000           Rural/Metro Corp., 7.875%, due 03/15/08            368,750
                                                                   ------------
                     Home Builders: 1.30%
   500,000      #    WCI Communities, Inc., 10.625%, due 02/15/11       518,750
                                                                   ------------
                     Home Furnishings: 1.17%
   500,000           Sleepmaster LLC, 11.000%, due 05/15/09             465,000
                                                                   ------------
                     Internet: 1.02%
   500,000           Exodus Communications, Inc., 11.625%,
                       due 07/15/10                                     405,000
                                                                   ------------
                     Iron/Steel: 2.84%
   195,000           AK Steel Corp., 9.125%, due 12/15/06               195,000
 1,000,000           AK Steel Corp., 7.875%, due 02/15/09               935,000
                                                                   ------------
                                                                      1,130,000
                                                                   ------------
                     Lodging: 2.58%
 1,000,000      #    Ameristar Casinos, Inc., 10.750%,
                       due 02/15/09                                   1,027,500
                                                                   ------------
                     Media: 15.05%
   500,000           Adelphia Communications, 10.875%,
                       due 10/01/10                                     532,500
 3,000,000           Century Communications, 0.000%,
                       due 03/15/03                                   2,430,000
   500,000           Charter Communications Holdings LLC,
                       8.250%, due 04/01/07                             480,625
 1,000,000           Charter Communications Holdings LLC,
                       10.750%, due 10/01/09                          1,070,000
   500,000           Echostar DBS Corp., 9.250%, due 02/01/06           501,875
   500,000           Echostar DBS Corp., 9.375%, due 02/01/09           503,750
   500,000           Mediacom LLC, 8.500%, due 04/15/08                 472,500
                                                                   ------------
                                                                      5,991,250
                                                                   ------------
                     Oil & Gas: 8.95%
 1,000,000      #    Grant Prideco, Inc., 9.625%, due 12/01/07        1,055,000
 1,500,000      #    Nuevo Energy Co., 9.375%, due 10/01/10           1,473,750
 1,000,000           Parker Drilling Co., 9.750%, due 11/15/06        1,035,000
                                                                   ------------
                                                                      3,563,750
                                                                   ------------
                     Packaging&Containers: 2.58%
 1,000,000           Stone Container Corp., 9.750%, due 02/01/11      1,025,000
                                                                   ------------
                     Paint&Related Products: 1.34%
   500,000      #    Resolution Performance Products 13.500%,
                       due 11/15/10                                     532,500
                                                                   ------------
                     REITS: 1.29%
   500,000           Meristar Hospitality Corp., 9.125%,
                       due 01/15/11                                     512,500
                                                                   ------------
                     Telecommunications: 15.84%
   500,000      #    American Cellular Corp., 9.500%,
                       due 10/15/09                                     485,000
   500,000      +    Crown Castle International Corp., 0/10.625%,
                       due 11/15/07                                     415,000
   500,000      +@@  GT Group Telecom, Inc., 0/13.250%,
                       due 02/01/10                                     192,500
   500,000           ITC DeltaCom, Inc., 11.000%, due 06/01/07          427,500
   500,000      +    McLeodUSA, Inc., 0/10.500%, due 03/01/07           411,250
 1,000,000           McLeodUSA, Inc., 11.375%, due 01/01/09             985,000
   500,000      #    SBA Communications Corp., 10.250%,
                       due 02/01/09                                     470,000
 1,000,000      #    Spectrasite Holdings, Inc., 12.500%,
                       due 11/15/10                                     880,000
 1,250,000      #    Time Warner Telecom, Inc., 10.125%,
                       due 02/01/11                                   1,256,250
 1,000,000           Williams Communications Corp., 10.700%,
                       due 10/01/07                                     780,000
                                                                   ------------
                                                                      6,302,500
                                                                   ------------
                     Transportation: 1.67%
   750,000      #    North American Van Lines, Inc., 13.375%,
                       due 12/01/09                                     663,750
                                                                   ------------
                     Total Corporate Bonds (Cost $31,654,338)        31,027,085
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Bond Fund

            PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

Shares                              Security                           Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 14.52%
                     Media: 6.11%
 2,231,944      &    CSC Holdings, Inc.                            $  2,432,819
                                                                   ------------
                     Telecommunications: 8.41%
     1,547      &    Crown Castle International Corp.                 1,473,517
       373           O Sullivan Industries, Inc.                              4
 2,000,000      &    Global Crossings Holdings LTD                    1,875,000
                                                                   ------------
                                                                      3,348,521
                                                                   ------------
                     Total Preferred Stock (Cost $6,134,871)          5,781,340
                                                                   ------------

Number of
Warrants                            Security                           Value
--------------------------------------------------------------------------------
WARRANTS: 0.03%
                     Telecommunications: 0.03%
     1,000      @    O Sullivan Industries, Inc., Exp. 10/15/09    $         30
       500      @    GT Group Telecom, Inc., Exo. 02/01/10               14,263
                                                                   ------------
                                                                         14,293
                                                                   ------------
                     Total Warrants (Cost $0)                            14,293
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $37,789,209)                            36,822,718
                                                                   ------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.53%
                     Repurchase Agreement: 0.53%
$  211,000             State Street Repurchase Agreement
                       dated 03/30/01, 5.320% due 04/02/01,
                       $211,094 to be received upon repurchase
                       (Collateralized by $210,000 FNMA, 5.500%
                       Market Value $215,301, due 10/16/03)        $    211,000
                                                                   ------------
                     Total Investments in Securities
                       (Cost $38,000,209)*                93.05%   $ 37,033,718
                     Other Assets and Liabilities-Net      6.95%      2,764,829
                                                         ------    ------------
                     Net Assets                          100.00%   $ 39,798,547
                                                         ======    ============

@    Non-income producing security
@@   Foreign Issuer
&    Payment-in-kind
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
* Cost for federal income tax purposes is $38,290,870. Net unrealized depreciation consists of:

                Gross Unrealized Appreciation                      $    289,009
                Gross Unrealized Depreciation                        (1,546,161)
                                                                   ------------
                Net Unrealized Depreciation                        $ (1,257,152)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING Pilgrim
Money Market
Fund

                  PORTFOLIO OF INVESTMENTS as of March 31, 2001
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
ASSET-BACKED COMMERCIAL PAPER: 15.39%
$10,000,000     Ciesco LP, 5.33%, due 04/09/01                     $  9,988,156
  7,000,000     Corporate Asset Funding Corp., 5.59%,
                  due 04/02/01                                        6,998,913
 10,000,000     Delaware Funding Corp., 4.94%, due 04/19/01           9,975,300
 10,000,000     Enterprise Funding Corp., 4.95%, due 05/11/01         9,945,000
 10,000,000     Park Avenue Receivable, 5.10%, due 04/04/01           9,995,750
  5,000,000     Park Avenue Receivable, 4.96%, due 04/19/01           4,987,600
 10,000,000     Preferred Receivable Funding, 5.18%, due 04/10/01     9,987,050
 10,000,000     Preferred Receivable Funding, 4.94%, due 04/25/01     9,967,067
 10,000,000     Windmill Funding Corp., 5.00%, due 04/12/01           9,984,722
                                                                   ------------
                Total Asset-Backed Commercial Paper
                  (Cost $81,829,558)                                 81,829,558
                                                                   ------------
COMMERCIAL PAPER: 27.46%
                Construction Machinery: 1.87%
 10,000,000     Caterpillar Financial Services, 5.26%,
                  due 04/23/01                                        9,967,856
                                                                   ------------
                Finance -- Consumer Loans: 1.88%
 10,000,000     American General Finance Corp., 5.45%,
                  due 04/02/01                                        9,998,486
                                                                   ------------
                Food Preparation: 0.93%
  5,000,000     Archer Daniels Midland Co., 6.39%, due 05/09/01       4,966,275
                                                                   ------------
                Foreign Bank, Branches & Agencies: 2.23%
  7,000,000     Abbey National North America, 5.73%, due 07/03/01     6,896,382
  5,000,000     UBS Finance 4.77%, due 06/06/01                       4,956,275
                                                                   ------------
                                                                     11,852,657
                                                                   ------------
                Life Insurance: 1.30%
  7,000,000     American General Corp., 5.92%, due 06/08/01           6,921,724
                                                                   ------------
                Management Services: 2.25%
  7,000,000     Verizon Global Funding, 5.32%, due 04/17/01           6,983,449
  5,000,000     Verizon Global Funding, 6.69%, due 04/12/02           4,998,954
                                                                   ------------
                                                                     11,982,403
                                                                   ------------
                National Commercial Banks: 1.69%
  4,000,000     Bank One Australia LTD, 5.35%, due 04/30/01           3,982,761
  5,000,000     State Street Boston Corp., 5.53%, due 04/05/01        4,996,928
                                                                   ------------
                                                                      8,979,689
                                                                   ------------
                Newspapers: 0.94%
  5,000,000     Gannett, Inc., 4.95%, due 04/12/01                    4,992,438
                                                                   ------------
                Personal Credit Institutions: 3.19%
 10,000,000     Ford Motor Credit Company, 5.00%, due 04/11/01        9,986,111
  7,000,000     General Electric Capital Corp., 6.28%,
                  due 05/07/01                                        6,956,040
                                                                   ------------
                                                                     16,942,151
                                                                   ------------
                Security Brokers & Dealers: 9.58%
  5,000,000     Credit Suisse First Boston, Inc., 6.42%,
                  due 04/04/01                                        4,997,325
  7,000,000     Credit Suisse First Boston, Inc., 6.62%,
                  due 04/16/01                                        6,981,217
 10,000,000     Goldman Sachs Group, Inc., 5.00%, due 04/05/01        9,994,444
  7,000,000     Goldman Sachs Group, Inc., 5.10%, due 04/06/01        6,995,042
  7,000,000     Morgan Stanley Dean Witter & Co., 5.34%,
                  due 04/18/01                                        6,982,348
  5,000,000     Morgan Stanley Dean Witter & Co., 4.95%,
                  due 04/24/01                                        4,984,187
 10,000,000     Salomon Smith Barney Holdings, Inc., 5.33%,
                  due 04/06/01                                        9,992,597
                                                                   ------------
                                                                     50,927,160
                                                                   ------------
                Telephone Communications: 1.60%
  8,500,000     SBC Communications, Inc., 5.30%, due 04/03/01         8,497,497
                                                                   ------------
                Total Commercial Paper (Cost $146,028,336)          146,028,336
                                                                   ------------
CORPORATE NOTES: 23.65%
                Bank Holding Companies: 5.60%
  5,000,000     Bank of America Corp., 7.12%, due 06/21/01            5,000,000
  9,570,000     Bank of America Corp., 7.35%, due 04/03/02            9,796,795
  5,000,000     Bank of America NA, 5.90%, due 07/05/01               5,000,000
 10,000,000     Wachovia Bank, 6.22%, due 04/03/01                   10,000,000
                                                                   ------------
                                                                     29,796,795
                                                                   ------------
                Chemical Products: 0.94%
  5,000,000     Bayer Corp., 4.75%, due 03/19/02                      4,998,550
                                                                   ------------
                Construction Machinery: 1.31%
  7,000,000     Caterpillar Financial Services, 5.44%,
                  due 05/22/01                                        7,000,777
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING Pilgrim
Money Market
Fund

            PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
                Consumer Products: 0.94%
$ 5,000,000     Unilever Capital Corp., 6.68%, due 09/07/01        $  5,000,000
                                                                   ------------
                Department Stores: 1.13%
  6,000,000     Wal-Mart Stores, Inc., 5.96% due 06/01/01             5,986,142
                                                                   ------------
                Management Services: 0.94%
  5,000,000     Verizon Global Funding, 5.06%, due 04/12/02           5,001,632
                                                                   ------------
                National Commercial Banks: 6.21%
  6,000,000     Bank One NA Illinois, 7.16%, due 06/26/01             5,999,866
  4,000,000     Bank One NA Illinois, 5.13%, due 09/24/01             3,999,630
  5,000,000     Bank One NA Illinois, 6.60%, due 10/24/01             5,000,000
  5,000,000     Bank One NA Illinois, 5.15%, due 02/08/02             5,000,000
  5,000,000     Citigroup, Inc., 5.25%, due 04/04/01                  5,000,000
  7,725,000     CitiCorp, 9.50%, due 02/01/02                         8,008,808
                                                                   ------------
                                                                     33,008,304
                                                                   ------------
                Personal Credit Institutions: 0.94%
  5,000,000     Household Finance Corp., 5.60, due 07/20/01           4,998,976
                                                                   ------------
                Security Brokers & Dealers: 0.94%
  5,000,000     Merrill Lynch & Co., 6.69%, due 11/13/01              5,000,000
                                                                   ------------

                Telephone Communications: 4.70%
  6,000,000     AT & T Corp., 6.65%, due 07/19/01                     6,000,000
  5,000,000     BellSouth Telecommunications, Inc., 5.07%,
                  due 01/04/02                                        5,000,000
  7,000,000     SBC Communications, Inc., 5.34%, due 05/15/01         7,000,000
  7,000,000     SBC Communications, Inc., 5.03%, due 03/14/02         7,000,000
                                                                   ------------
                                                                     25,000,000
                                                                   ------------
                Total Corporate Notes (Cost $125,791,176)           125,791,176
                                                                   ------------

CERTIFICATES OF DEPOSIT: 27.09%
                Foreign Bank, Branches & Agencies: 18.81%
  7,000,000     Abbey National Treasury Services PLC, 5.28%,
                  due 05/08/01                                        6,999,637
  4,000,000     Abbey National Treasury Services PLC, 5.21%,
                  due 02/20/02                                        3,999,657
 10,000,000     ABN AMRO Bank NV, 4.88%, due 09/07/01                 9,999,471
  5,000,000     Barclays Bank PLC, 5.32%, due 10/09/01                5,001,766
 10,000,000     Barclays Bank PLC, 5.29%, due 12/10/01               10,003,919
 11,000,000     Canadian Imperial Bank NY Yankee, 5.19%,
                  due 02/20/02                                       11,000,000
  2,000,000     Deutsche Bank AG, 7.05%, due 05/03/01                 2,000,335
 14,000,000     Deutsche Bank AG, 6.89%, due 08/20/01                14,033,156
  5,000,000     Lloyds Bank PLC, 5.52%, due 04/26/01                  5,000,069
  5,000,000     Lloyds Bank PLC, 5.20%, due 01/25/02                  5,003,548
  7,000,000     Toronto Dominion Bank Ltd., 7.20%, due 05/09/01       7,000,000
  7,000,000     Toronto Dominion Bank Ltd., 5.98%, due 06/05/01       7,007,758
  7,000,000     UBS AG Stamford CT Yankee, 7.06%, due 05/03/01        7,001,284
  6,000,000     UBS AG Stamford CT Yankee, 6.35%, due 12/07/01        6,000,000
                                                                   ------------
                                                                    100,050,600
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING Pilgrim
Money Market
Fund

            PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
                National Commercial Banks: 6.40%
$ 5,000,000     First Union National Bank, 7.00%, due 04/30/01     $  5,000,577
  5,000,000     First Union National Bank, 7.35%, due 05/15/01        5,002,769
  7,000,000     Southtrust Bank NA, 6.63%, due 04/30/01               7,000,592
  7,000,000     Southtrust Bank NA, 6.62%, due 05/16/01               7,000,238
 10,000,000     Southtrust Bank NA, 4.77%, due 07/16/01              10,001,922
                                                                   ------------
                                                                     34,006,098
                                                                   ------------
                Security Brokers & Dealers: 1.88%
$10,000,000     Credit Suisse First Boston, Inc., 4.97%,
                  due 04/27/01                                       10,000,043
                                                                   ------------
                Total Certificates of Deposit (Cost $144,056,741)   144,056,741
                                                                   ------------
REPURCHASE AGREEMENT: 5.72%
$30,398,000     State Street Repurchase Agreement dated 03/30/01,
                5.32% due 04/02/01, $30,411,476 to be received
                upon repurchase (Collateralized by $30,225,000
                U.S. Treasury Note, 5.40% Market Value
                $31,008,825, due 10/08/03)                         $ 30,398,000
                                                                   ------------
                Total Investments in Securities
                  (Cost $528,103,811)                     99.31%   $528,103,811
                Other Assets and Liabilities-Net           0.69%      3,660,186
                                                         ------    ------------
                Net Assets                               100.00%   $531,763,997
                                                         ======    ============

                 See Accompanying Notes to Financial Statements

Lexington
Money Market
Trust Fund

                  PORTFOLIO OF INVESTMENTS as of March 31, 2001
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER: 100.11%
  1,000,000     Alfa Corp., 5.02%, due 04/09/01                    $    998,884
  1,000,000     Alfa Corp., 5.23%, due 04/09/01                         998,838
  2,000,000     Allmerica Financial Corp., 5.25%, due 04/05/01        1,998,833
  2,000,000     Ameren Corp., 4.95%, due 04/24/01                     1,993,675
  2,500,000     American Express Credit Corp., 5.10%, due 04/06/01    2,498,229
  1,500,000     American Honda Finance, 5.33%, due 04/20/01           1,495,780
  2,000,000     Becton Dickinson & Co., 4.90%, due 04/04/01           1,999,183
    680,000     Becton Dickinson & Co., 5.15%, due 04/09/01             679,222
    550,000     Coca Cola Co., 5.05%, due 04/05/01                      549,691
  2,000,000     Countrywide Funding Corp., 4.98%, due 04/20/01        1,994,743
  2,500,000     Deere & Co., 4.97%, due 04/09/01                      2,497,239
  2,000,000     Dow Chemical Co., 4.91%, due 05/04/01                 1,990,998
  1,500,000     Dupont E I De Nemours & Co., 4.95%, due 04/12/01      1,497,731
  1,025,000     Dupont E I De Nemours & Co., 4.91%, due 04/18/01      1,022,623
  2,000,000     Ford Motor Credit Co., 5.20%, due 04/02/01            1,999,711
  1,300,000     Gannett, Inc., 5.40%, due 04/02/01                    1,299,805
  2,000,000     General Electric Capital Corp., 4.90%,
                  due 04/23/01                                        1,994,011
  2,000,000     General Motors Corp., 4.95%, due 04/05/01             1,998,900
  2,500,000     General Reinsurance Corp., 4.98%, due 05/04/01        2,488,588
  2,000,000     Goldman Sachs Group LP, 5.18%, due 04/03/01           1,999,424
  1,492,000     Heinz H J Co., 5.10%, due 04/18/01                    1,488,407
  1,015,000     Knight Ridder, Inc., 5.10%, due 04/05/01              1,014,425
  1,000,000     Knight Ridder, Inc., 4.98%, due 04/05/01                999,447
  2,500,000     Merck & Co., Inc., 4.93% due 04/25/01                 2,491,783
    500,000     Merrill Lynch & Co., 5.33%, due 04/04/01                499,778
  1,600,000     Metlife Funding, Inc., 5.14%, due 04/06/01            1,598,858
  2,500,000     Mid States Corp. Federal Credit Union, 4.98%,
                  due 04/17/01                                        2,494,467
  2,000,000     National Rural Utilities Cooperation Finance
                  Corp., 5.05%, due 04/10/01                          1,997,475
  2,200,000     Nike, Inc., 5.00%, due 04/16/01                       2,195,417
    404,000     Paccarr Financial Corp., 4.85%, due 04/19/01            403,020
  1,500,000     Philip Morris Cos., Inc., 4.95%, due 04/03/01         1,499,588
  1,930,000     Pitney Bowes Credit Corp., 5.15%, due 04/03/01        1,929,448
    500,000     Pitney Bowes Credit Corp., 5.00%, due 04/04/01          499,792
  2,000,000     Systems United Corp., 5.10%, due 04/12/01             1,996,883
  2,000,000     Target Corp., 5.30%, due 04/02/01                     1,999,706
  2,000,000     USAA Capital Corp., 4.90%, due 04/24/01               1,993,739
    250,000     Verizon Global Funding, 5.40%, due 04/11/01             249,625
  1,400,000     Verizon Network Funding, 5.31%, due 04/12/01          1,397,729
  2,500,000     The Walt Disney Co., 5.41%, due 04/02/01              2,499,624
                                                                   ------------
                Total Investments in Securities
                  (Cost $63,245,319)                     100.11%   $ 63,245,319
                Other Assets and Liabilities-Net          -0.11%        (68,163)
                                                         ------    ------------
                Net Assets                               100.00%   $ 63,177,156
                                                         ======    ============

                 See Accompanying Notes to Financial Statements

Lexington
Money Market
Trust Fund

            PORTFOLIO OF INVESTMENTS as of March 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                            Net Assets
--------                                                            ----------
Athletic Footwear                                                       3.47%
Auto -- Cars/ Light Trucks                                              3.16%
Beverages -- Non-alcoholic                                              0.87%
Chemicals -- Diversified                                                7.14%
Diversified Financial Services                                          8.53%
Diversified Operations                                                  3.16%
Electric -- Integrated                                                  3.16%
Finance -- Auto Loans                                                   5.53%
Finance -- Credit Cards                                                 3.95%
Finance -- Investment Banker/Broker                                     3.96%
Finance -- Leasing Company                                              3.84%
Finance -- Mortgage Loan/Broker                                         3.16%
Finance -- Special Purpose                                              2.53%
Finance -- Truck Loans                                                  0.64%
Food -- Miscellaneous/Diversified                                       2.36%
Machinery -- Farm                                                       3.95%
Medical -- Drugs                                                        3.94%
Medical Products                                                        4.24%
Multi-line Insurance                                                   10.26%
Multimedia                                                              3.96%
Publishing -- Newspapers                                                5.25%
Retail -- Major Department Store                                        3.17%
S&L/Thrifts -- Central U.S.                                             3.95%
S&L/Thrifts -- Western U.S.                                             3.16%
Special Purpose Entity                                                  0.40%
Tobacco                                                                 2.37%
Other Assets and Liabilities, Net                                      -0.11%
                                                                     -------
                                                                      100.00%
                                                                     =======

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the period ended March 31, 2001 were as follows:

Fund Name                                           Type        Per Share Amount
---------                                           ----        ----------------
GNMA Fund
     Class A                                         NII            $0.1207
     Class B                                         NII            $0.1094
     Class C                                         NII            $0.1090
National Tax-Exempt Bond Fund
     Class A                                         NII            $0.1916
     Class B                                         NII            $0.1659
     Class C                                         NII            $0.1565
Intermediate Bond Fund
     Class A                                         NII            $0.2832
     Class B                                         NII            $0.2581
     Class C                                         NII            $0.2593
Strategic Income Fund
     Class A                                         NII            $0.5917
     Class B                                         NII            $0.5547
     Class C                                         NII            $0.5513
     Class Q                                         NII            $0.5983
High Yield Fund
     Class A                                         NII            $0.4275
     Class B                                         NII            $0.4022
     Class C                                         NII            $0.4024
     Class M                                         NII            $0.4102
     Class Q                                         NII            $0.4305
High Yield Fund II
     Class A                                         NII            $0.8602
     Class B                                         NII            $0.8109
     Class C                                         NII            $0.8111
     Class T                                         NII            $0.8372
     Class Q                                         NII            $0.8653
High Yield Bond
     Class A                                         NII            $0.3913
     Class B                                         NII            $0.3652
     Class C                                         NII            $0.3616
Pilgrim Money Market
     Class A                                         NII            $0.0386
     Class B                                         NII            $0.0329
     Class C                                         NII            $0.0330
ING Pilgrim Money Market
     Class A                                         NII            $0.0234
     Class B                                         NII            $0.0209
     Class C                                         NII            $0.0207
     Class I                                         NII            $0.0243
Money Market Trust
     Class A                                         NII            $0.0121

----------
NII -- Net investment income

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commissions (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2001, shareholders, excluding corporate shareholders, received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2000.

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
              STATEMENT OF NET ASSETS -- March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT: 63.61%
                Domestic: 8.83%
$20,000,000     Comerica Bank, 5.02%, 06/19/01                     $ 20,000,000
 25,000,000     First Union National Bank, 5.29%, 12/05/01           25,000,000
 15,000,000     Southtrust Bank, NA, 4.90%, 06/18/01                 15,000,000
 15,000,000     State Street Bank & Trust Co., Boston, 5.04%,
                  05/14/01                                           15,000,000
                                                                   ------------
                                                                     75,000,000
                                                                   ------------
                Yankee: 54.78%
 30,000,000     Banque National De Paris, 5.09%, 08/06/01            30,000,000
 20,000,000     Barclays Bank PLC London, 4.99%, 09/19/02            20,000,000
 30,000,000     Bayerische Hypo-und Vereinbank, AG, 5.15%,
                  08/08/01                                           30,000,000
 30,000,000     Credit Agricole Indosuez, 5.54%, 04/09/01            30,000,000
 15,000,000     Canadian Imperial Bank of Commerce, 4.99%,
                  06/11/01                                           15,000,000
 30,000,000     Commerzbank, AG, Frankfurt, 5.14%, 08/13/01          30,000,000
 30,000,000     Dexia Bank, 5.52%, 04/25/01                          30,000,000
 15,000,000     Credit Suisse First Boston, 5.01%, 06/07/01          15,000,000
 15,000,000     Credit Suisse First Boston, 4.79%, 06/21/01          15,000,000
 15,000,000     Deutsche Bank, AG, 4.79%, 06/29/01                   15,000,000
 15,000,000     Deutsche Bank, AG, 4.71%, 07/23/01                   15,000,000
 40,000,000     KBC Bank NV, Brussels, 5.41%, 07/16/01               40,000,000
 30,000,000     National Westminister Bank PLC, 5.10%, 02/07/02      30,000,000
 30,000,000     Norddeutsche Landes Bank, 5.36%, 06/11/01            30,000,000
 15,000,000     Rabobank Nederland NV, 4.79%, 06/29/01               15,000,000
 30,000,000     Societe Generale, Paris, 5.25%, 05/07/01             30,000,000
 30,000,000     Toronto Dominion Bank, 5.35%, 06/11/01               30,000,000
 30,000,000     UBS, AG, 5.51%, 07/18/01                             30,000,000
 15,000,000     Westdeutsche Landes Bank. 4.78%, 06/28/01            15,000,000
                                                                   ------------
                                                                    465,000,000
                                                                   ------------
                Total Negotiable Bank Certificates of Deposit
                  (Cost $540,000,000)                               540,000,000
                                                                   ------------

REPURCHASE AGREEMENTS: 35.93%
$205,000,000    Bear Stearns & Co., Inc., 5.35%, 04/02/01          $205,000,000
  50,000,000    Chase Manhatten Bank, 5.38%, 04/02/01                50,000,000
  50,000,000    State Street Bank, 5.30%, 04/02/01                   50,000,000
                                                                   ------------
                                                                    305,000,000
                                                                   ------------
                Total Repurchase Agreements (Cost $305,000,000)     305,000,000
                                                                   ------------

                Total Investments (Cost $845,000,000)     99.54%   $845,000,000
                Assets, Less Other Liabilities             0.46%      3,863,706
                                                         ------    ------------
                Net Assets                               100.00%   $848,863,706
                                                         ======    ============

Net asset value, offering and redemption price per share of each Class based on shares of beneficial interest, $.001 par value outstanding and equivalent to the Net Assets of each Class:

                664,919,605 shares Class A                         $       1.00
                                                                   ============
                8,167,895 shares Class B                           $       1.00
                                                                   ============
                130,230,363 shares Treasurer's Trust               $       1.00
                                                                   ============
                44,745,843 shares Class C                          $       1.00
                                                                   ============

                 See Accompanying Notes to Financial Statements

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
           STATEMENT OF NET ASSETS -- November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT: 54.3%
                Domestic: 14.0%
$ 20,000,000    Bank One, 6.65%, 3/26/01                           $ 20,000,000
  20,000,000    Comerica Bank, 6.62%, 6/19/01                        19,997,858
  30,000,000    First Tennessee Bank, 6.63%, 2/27/01                 30,000,000
  25,000,000    Southtrust Bank, 6.63%, 2/01/01                      25,000,000
  20,000,000    Wilmington Trust Co., 6.69%, 1/10/01, 1/17/01        20,000,000
                                                                   ------------
                                                                    114,997,858
                                                                   ------------
                Yankee: 40.3%
  25,000,000    Bank Austria, 6.65%, 1/17/01                         25,000,000
  20,000,000    Banque National de Paris, 6.64%, 1/18/01             20,000,000
  25,000,000    Bayerische Hypo-und Vereinsbank, AG, 6.64%,
                  2/08/01                                            25,000,000
  30,000,000    Canadian Imperial Bank of Commerce, 6.70%,
                  2/12/01                                            29,997,153
  25,000,000    Commerzbank, AG, 6.63%, 2/06/01                      25,000,000
  20,000,000    Credit Agricole Indosuez, 6.55%, 12/20/00            20,000,000
  30,000,000    Danske Bank, 6.64%, 2/02/01                          30,000,000
  20,000,000    Deutsche Bank, AG, 6.72%, 2/20/01                    20,000,000
  15,000,000    Dexia Bank, 6.58%, 12/05/00                          15,000,000
  25,000,000    Dresdner Bank, 6.63%, 2/07/01                        25,000,000
  20,000,000    Lloyds TSB Bank, PLC, 6.57%, 12/21/00                20,000,000
  30,000,000    National Westminster Bank, PLC, 6.64%, 1/31/01       30,000,000
  25,000,000    Rabobank Nederland NV, 6.56%, 1/24/01                24,998,594
  20,000,000    Societe Generale, 6.54%, 12/20/00                    20,000,000
                                                                   ------------
                                                                    329,995,747
                                                                   ------------
                Total Negotiable Bank Certificates of Deposit
                  (Cost $444,993,605)                               444,993,605
                                                                   ------------
                Repurchase Agreements: 45.4%
$172,000,000    Bear, Stearns & Co. Inc., 6.56%, 12/1/00
                  (collateralized by FNMA 8.499% due 6/18/27
                  valued at $11,661,822, FGRA 0% due 12/15/10
                  to 5/15/29 valued at $10,679,982, FGRM
                  5.75% to 7.50% due 4/15/21 to 12/15/29
                  valued at $56,958,914, FNRM 0% due 3/25/18
                  to 3/25/23 valued at $45,783,013, FNRA 0%
                  due 4/25/27 to 6/25/40 valued at $35,053,997,
                  GNMA 7.02% due 9/20/30 valued at $18,942,742)    $172,000,000
 150,000,000    Chase Manhattan Bank, 6.55%, 12/01/00
                  (collateralized by FGSP 0% due 9/01/30 to
                  11/01/30 valued at $87,624,100, FNST 0%
                  due 2/01/23 to 7/01/26 valued at $66,876,892      150,000,000
  50,000,000    State Street Bank, 6.53%, 12/1/00
                  (collateralized by GNMA 7.375% due 5/20/27
                  valued at $56,050,000                              50,000,000
                                                                   ------------
                Total Repurchase Agreements (Cost $372,000,000)    $372,000,000
                                                                   ------------
                Total Investments (Cost $816,993,605)      99.7%   $816,993,605
                Other Assets, Less liabilities              0.3%      2,212,868
                                                         ------    ------------
                Net Assets                                100.0%   $819,206,473
                                                         ======    ============

Net asset value, offering and redemption price per share of each Class based on shares of beneficial interest, $.001 par value outstanding and equivalent to the Net Assets of each Class:

                669,774,344 shares Class A                         $       1.00
                                                                   ============
                10,661,129 shares Class B                          $       1.00
                                                                   ============
                85,089,449 shares Treasurer's Trust                $       1.00
                                                                   ============
                53,681,551 shares Class C                          $       1.00
                                                                   ============

                 See Accompanying Notes to Financial Statements

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
                       STATEMENT OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                                    Six Months
                                                                      Ended
                                                                   November 30,
                                                                       2000
                                                                   ------------
Interest Income (Note 1)                                           $ 17,387,008
                                                                   ------------
Expenses (Note 2)
 Comprehensive Management fees                                          914,092
                                                                   ------------
  Total Expenses before waivers                                         914,092
  Less: expenses waived                                                      --
                                                                   ------------
  Net Expenses                                                          914,092
                                                                   ------------
Net Investment Income, representing
 Net Increase in Net Assets from
 Investment Operations                                             $ 16,472,916
                                                                   ============

                 See Accompanying Notes to Financial Statements

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              Six Months
                                                                                 Ended               Year Ended
                                                                          November 30, 2000(A)      May 31, 2000
                                                                          --------------------     ---------------
Increase (decrease) in Net Assets From Investment Operations:
 Net investment income                                                      $    16,472,916        $    22,607,043
                                                                            ---------------        ---------------
Distributions to Shareholders From Net Investment Income
 (Note 1):
 Class A                                                                        (12,515,447)            (9,444,752)
 Class B                                                                           (316,747)              (599,849)
 Treasurer's Trust                                                               (2,369,051)            (9,577,370)
 Class C                                                                         (1,271,671)            (2,985,072)
                                                                            ---------------        ---------------
Total Dividends to Shareholders                                                 (16,472,916)           (22,607,043)
                                                                            ---------------        ---------------
From Capital Share Transactions (at net asset value of
 $1.00 per share):
 Net proceeds from sale of shares                                             2,195,417,092          3,866,941,138
 Dividends reinvested                                                            16,472,916             22,607,043
 Cost of shares redeemed                                                     (1,833,904,371)        (3,740,872,518)
                                                                            ---------------        ---------------
 Net increase (decrease) derived from capital share transactions
  and from investment operations                                                377,985,637            148,675,663
Net Assets:
 Beginning of period                                                            441,220,836            292,545,173
                                                                            ---------------        ---------------
 End of period                                                              $   819,206,473        $   441,220,836
                                                                            ===============        ===============

----------
(A) Unaudited.

                 See Accompanying Notes to Financial Statements

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) Significant Accounting Policies:

The Primary Institutional Fund (the "Fund") which is part of the Reserve Institutional Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company. The policies summarized below are consistently followed in the preparation of its financial statements in conformity with generally accepted accounting principles.

A. The Trust's authorized shares of beneficial interest are unlimited, which is included in this report, and currently are divided into four series (funds):
Primary Institutional, U.S. Government Institutional, U.S. Treasury Institutional and Interstate Tax-Exempt Institutional Funds (collectively the "Funds"). Additionally, each Fund is divided into five classes of shares (Class A, B, Treasurer's Trust, C and D) with the same investment objectives, but with different expense ratios.

B. Securities are valued at amortized cost, which approximates market value. The amortized cost method values a security at cost at the time of purchase, and thereafter assumes a constant amortization to maturity of any discount or premium, irrespective of intervening changes in interest rates or market values. The maturity of floating or variable rate instruments in which the Fund may invest will be deemed to be, for floating rate instruments: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; and for variable rate instruments the longer of (1) above or (2) the period remaining until the instrument's next interest rate adjustment, for purposes of Rule 2a-7 and for computing the portfolio's weighted average life to maturity.

C. It is the Trust's policy to comply with Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

D. Security transactions are recorded on a trade date basis; interest income is accrued daily and security premium or discount is amortized or accreted daily. Net investment income is distributed to shareholders daily and automatically reinvested in additional Fund shares.

E. The Trust may enter into repurchase agreements with financial institutions and securities dealers who are deemed credit-worthy pursuant to guidelines established by the Funds' Board of Trustees. The Funds' Investment Adviser will follow procedures intended to provide that all repurchase agreements are at least 100% collateralized as to principal and interest. The Trust's custodian holds the underlying securities subject to repurchase agreements.

(2) Management Fee and Other Transactions With Affiliates:

Pursuant to an Investment Management Agreement (the "Agreement") between Reserve Management Company, Inc. ("RMCI") and the Funds, RMCI serves as the Funds' Investment Adviser subject to the policies adopted by the Board of Trustees. Under the Agreement, RMCI will furnish continuous investment advisory and management services to the Funds.

RMCI receives a comprehensive management fee of 0.25% per year of the average daily net assets of the Fund. RMCI pays all employee and customary operating expenses of the Fund. Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which each Fund pays its direct or allocated share. Each Fund's operating expenses are accrued to an annual rate of .25% for average daily net assets, respectively. During the period ended November 30, 2000, RMCI voluntarily waived $59,940 of U.S. Treasury Institutional Fund's total expenses.

Distribution Assistance and Shareholder Services:

Pursuant to a Plan of Distribution, each Fund makes payments to firms for distribution assistance and administrative services provided to shareholders of Class C and D at an annual rate of .25% and .50%, respectively. To date, no payments have been made by Class D since it has yet to begin operations. In addition, under the Plan, shareholders of Class B, C, D and Treasurer's Trust may make payments to firms (including RMCI) providing shareholder services, including

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

maintaining shareholder accounts, responding to shareholder inquiries and providing certain other services, at an annual rate of .20%, .25%, .25% and
 .25%, respectively.

(3) Management's Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.

(4) Composition of Net Assets:

At November 30, 2000, the composition of the Fund's net assets was as follows:

Par Value            $    819,207
Paid-in-Capital       818,387,266
                     ------------
Net Assets           $819,206,473
                     ============

(5) Capital Share Transactions:

For the six months ended November 30, 2000 and the year ended May 31, 2000, the capital share transactions of each Fund was as follows:

                                           Six Months Ended November 30, 2000:
                          --------------------------------------------------------------------
                                                               Treasurer's
                             Class A           Class B            Trust            Class C
                          --------------    --------------    --------------    --------------
Sold                       1,615,218,480        11,818,689       447,929,098       120,450,825
Reinvested                    12,515,447           316,747         2,369,051         1,271,671
Redeemed                  (1,263,546,464)      (10,683,642)     (427,608,898)     (132,065,367)
                          --------------    --------------    --------------    --------------
Net Increase (Decrease)      364,187,463         1,451,794        22,689,251       (10,342,871)
                          ==============    ==============    ==============    ==============

                                                Year Ended May 31, 2000:
                          --------------------------------------------------------------------
                                                               Treasurer's
                             Class A           Class B            Trust            Class C
                          --------------    --------------    --------------    --------------
Sold                       1,943,164,268        27,677,033     1,566,404,142       329,695,695
Reinvested                     9,444,752           599,849         9,577,371         2,985,072
Redeemed                  (1,722,819,032)      (23,287,360)   (1,667,671,186)     (327,094,940)
                          --------------    --------------    --------------    --------------
Net Increase (Decrease)      229,789,988         4,989,522       (91,689,673)        5,585,827
                          ==============    ==============    ==============    ==============

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

(6) Financial Highlights:

Contained below is per share operating performance data for a share of beneficial interest outstanding for the periods as indicated.

                                                                         Class A
                                                  ------------------------------------------------------
                                                                                Fiscal Year
                                                  For the Six                     Ended
                                                  Months Ended                    May 31,
                                                   November 30,    -------------------------------------
                                                     2000(a)         2000           1999        1998(b)
                                                    --------       --------       --------      --------
Net asset value at beginning of period              $ 1.0000       $ 1.0000       $ 1.0000      $ 1.0000
                                                    --------       --------       --------      --------
Net investment income from investment operations      0.0319          .0572          .0509         .0332
Less dividends from net investment income            (0.0319)        (.0572)        (.0509)       (.0332)
                                                    --------       --------       --------      --------
Net asset value at end of period                    $ 1.0000       $ 1.0000       $ 1.0000      $ 1.0000
                                                    ========       ========       ========      ========
Total Return                                            6.36%(e)       5.72%          5.09%         5.49%(e)
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)                 $  669.8       $  305.6       $   75.8      $    4.4
Ratio of expenses to average net assets                  .25%(e)        .25%           .25%          .25%(e)
Ratio of net investment income to
 average net assets                                     6.36%(e)       5.69%          4.79%         5.35%(e)

                                                                              Class B
                                                  ---------------------------------------------------------------
                                                                                    Fiscal Year
                                                   For the Six                         Ended
                                                  Months Ended                        May 31,
                                                  November 30,    -----------------------------------------------
                                                     2000(a)        2000         1999         1998        1997(c)
                                                    --------      --------     --------     --------     --------
Net asset value at beginning of period              $ 1.0000      $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000
                                                    --------      --------     --------     --------     --------
Net investment income from investment operations      0.0309         .0549        .0488        .0529        .0179
Less dividends from net investment income            (0.0309)       (.0549)      (.0488)      (.0529)      (.0179)
                                                    --------      --------     --------     --------     --------
Net asset value at end of period                    $ 1.0000      $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000
                                                    ========      ========     ========     ========     ========
Total Return                                            6.16%(e)      5.49%        4.88%        5.29%        4.95%(e)
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)                 $   10.7      $    9.2     $    4.2     $   10.4     $    2.0
Ratio of expenses to average net assets                  .45%(e)       .48%         .45%         .45%         .50%(e)(f)
Ratio of net investment income to
 average net assets                                     6.16%(e)      5.29%        4.79%        5.16%        4.81%(e)(f)


                                                                    Treasurer's Trust
                                                  ------------------------------------------------------
                                                                                Fiscal Year
                                                  For the Six                      Ended
                                                  Months Ended                    May 31,
                                                  November 30      -------------------------------------
                                                     2000(a)         2000           1999         1998(d)
                                                    --------       --------       --------      --------
Net asset value at beginning of period              $ 1.0000       $ 1.0000       $ 1.0000      $ 1.0000
Net investment income from investment
 operations                                           0.0301          .0532          .0470         .0322
Less dividends from net investment income            (0.0301)        (.0532)        (.0470)       (.0322)
                                                    --------       --------       --------      --------
Net asset value at end of period                    $ 1.0000       $ 1.0000       $ 1.0000      $ 1.0000
                                                    ========       ========       ========      ========
Total Return                                            6.00%(e)       5.32%          4.70%         5.13%(e)
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)                 $   85.1       $   62.4       $  154.1      $  171.7
Ratio of expenses to average net assets                  .60%(e)        .60%           .60%          .60%(e)
Ratio of net investment income to average net
 assets                                                 6.03%(e)       4.99%          4.59%         5.00%(e)

                                                                  Class C
                                                  ----------------------------------------
                                                                        Fiscal Year
                                                  For the Six              Ended
                                                  Months Ended             May 31,
                                                  November 30,     -----------------------
                                                     2000(a)         2000          1999(g)
                                                    --------       --------       --------
Net asset value at beginning of period              $ 1.0000       $ 1.0000       $ 1.0000
Net investment income from investment
 operations                                           0.0294          .0516          .0036
Less dividends from net investment income            (0.0294         (.0516)        (.0036)
                                                    --------       --------       --------
Net asset value at end of period                    $ 1.0000       $ 1.0000       $ 1.0000
                                                    ========       ========       ========
Total Return                                            5.86%(e)       5.16%          4.11%(e)
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)                 $   53.7       $   64.0       $   58.4
Ratio of expenses to average net assets                  .75%(e)        .75%           .75%(e)
Ratio of net investment income to average net
 assets                                                 5.85%(e)       4.91%          4.12%(e)

(a)  Unaudited
(b)  From October 23, 1997 (Commencement of Operations) to May 31, 1998.
(c)  From January 21, 1997 (Commencement of Operations) to May 31, 1997.
(d)  From October 15, 1997 (Commencement of Operations) to May 31, 1998.
(e)  Annualized.
(f) Due to the voluntary waiver of certain expenses by RMCI, the net expense ratio and net investment income amounted to .48% and 4.83%, respectively, for the period ended May 31, 1997.
(g)  From April 30, 1999 (Commencement of Operations) to May 31, 1999.

INVESTMENT MANAGER
ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Pilgrim Securities, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIANS
State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

State Street Bank & Trust
One Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

                             INCABCANN033101-052901